As filed with the  Securities  and Exchange  Commission on or about February 22,
2002

                                        Securities Act Registration No. 33-24451
                                Investment Company Act Registration No. 811-5667


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [   ]
         Pre-Effective Amendment No.                                    [   ]
                                     ------
         Post-Effective Amendment No.   28                              [ X ]
                                      ------
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [   ]
         Amendment No.   29                                             [ X ]
                       ------
                        (Check appropriate box or boxes)

                           STRONG ADVANTAGE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                  53051
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 359-3400
                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)



         It  is  proposed  that  this  filing  will  become   effective   (check
appropriate box).

       [ ] immediately  upon filing pursuant to paragraph (b) of Rule 485
       [X] on March 1, 2002  pursuant  to  paragraph  (b)(vii) of Rule 485
       [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
       [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
       [ ] 75 days after filing  pursuant to paragraph  (a)(2) of Rule 485
       [ ] on (date)  pursuant to  paragraph  (a)(2) of Rule 485

  If appropriate, check the following box:

       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                      PROSPECTUS | MARCH 1, 2002



[INVESTOR CLASS (written vertically)]




                                                                      The Strong
                                                                 Cash Management
                                                                           Funds



                                                                [PICTURE OF MAN]










                                                      Strong Heritage Money Fund
                                                        Strong Money Market Fund

                                              Strong Municipal Money Market Fund
                                                      Strong Tax-Free Money Fund


                                              Strong Municipal  Ultra Short Fund
                                                         Strong Ultra Short Fund



                                                            STRONG [STRONG LOGO]



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION


What are the funds'  objectives? ..............................................1



What are the funds' principal investment strategies? ..........................1

What are the main risks of investing in the funds? ............................4

What are the funds' fees and expenses? .......................................14

Who are the funds' investment advisor and portfolio managers? ................15

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Comparing the Funds ..........................................................18

A Word About Credit Quality ..................................................19

Taxable Investments ..........................................................22

If You Are Subject to the Alternative Minimum Tax ............................22

Financial Highlights .........................................................22

YOUR ACCOUNT

Share Price ..................................................................29

Buying Shares ................................................................30

Selling Shares ...............................................................33

Additional Policies ..........................................................35

Distributions ................................................................38

Taxes ........................................................................39

Services For Investors .......................................................41

Reserved Rights ..............................................................44

For More Information                                                  Back Cover



IN THIS PROSPECTUS, "WE" OR "US" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION


WHAT ARE THE FUNDS'  OBJECTIVES?
----------------------==========------------------------------------------------

The STRONG HERITAGE MONEY FUND and STRONG MONEY MARKET FUND seek current income, a stable share price, and daily liquidity.


The STRONG MUNICIPAL MONEY MARKET FUND and STRONG TAX-FREE MONEY FUND seek federally tax-exempt current income, a stable share price, and daily liquidity.


The STRONG MUNICIPAL ULTRA SHORT FUND (formerly,  the Strong Municipal Advantage
Fund) seeks federally tax-exempt current income with a very low degree of share-price fluctuation.

The STRONG ULTRA SHORT FUND (formerly, the Strong Advantage Fund) seeks current income with a very low degree of share-price fluctuation.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


The HERITAGE MONEY FUND and MONEY MARKET FUND are managed to provide attractive yields and a stable share price of $1.00. They invest in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

The MUNICIPAL MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The fund invests in municipal bonds whose interest may be subject to the federal alternative minimum tax
(AMT).

The TAX-FREE MONEY FUND is managed to provide a stable share price of $1.00. The fund invests, under normal conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT). Although, under normal conditions, the fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed securities. The fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. The fund anticipates that substantially all of the income that it pays will be exempt from federal income tax, including the AMT. To the extent the fund holds taxable securities or securities subject to the AMT, some income the fund pays may be taxable. In addition, income from the fund may be subject to state and local taxes.

((Side Box))


-----------------------------------------------------

MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal bonds are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

-----------------------------------------------------


The managers of the HERITAGE MONEY FUND, the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND may sell a holding if its fundamental qualities (for example, credit quality) deteriorate, or to take advantage of more attractive yield opportunities.


The MUNICIPAL ULTRA SHORT FUND invests, under normal conditions, at least 80% of its net assets in municipal securities. The fund invests primarily in higher- and medium-quality, very short-term municipal bonds. To enhance its return potential, the fund also invests a limited portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The fund's average effective maturity is usually one year or less. The fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT). To a limited extent, the fund may also invest in mortgage- and asset-backed securities.

The ULTRA SHORT FUND invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The fund invests primarily in higher- and medium-quality bonds. To enhance its return potential, the fund also invests a portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The fund's average effective maturity is usually one year or less. To a limited extent, the fund may also invest in foreign securities.

The MUNICIPAL ULTRA SHORT FUND and the ULTRA SHORT FUND may use derivatives to manage market or business risk or to enhance the yield of the fund.

The managers of the MUNICIPAL ULTRA SHORT FUND and the ULTRA SHORT FUND may sell a holding if its value becomes unattractive (for example, when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive yields). Also, the managers may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the MUNICIPAL ULTRA SHORT FUND, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the funds may not achieve their investment objectives.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


FOR THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS (MONEY MARKET FUNDS):

NOT INSURED RISK: Your investment in each of the money market funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each fund's objective is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in these funds.

ENHANCER RISK: The credit quality and liquidity of the MUNICIPAL MONEY MARKET FUND's and TAX-FREE MONEY FUND'S investments may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the funds' investments. Adverse changes in the credit quality of these third parties could cause losses to the funds and affect their share price.


INTEREST-RATE RISK: As interest rates rise, each of the money market fund's fixed income securities will decrease in value. The longer the maturity of a security, the greater its interest-rate risk.


INVESTMENT RISK: For the MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.


MANAGEMENT RISK: Each of the money market funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.


MUNICIPAL DERIVATIVES RISKS: Each of the MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND invests in derivative securities issued by partnerships and grantor trusts, which allows it to receive principal and interest payments related to underlying municipal bonds or notes. The fund will only invest in these securities if it receives an opinion of legal counsel that the interest on them will be tax-exempt. However, these securities are subject to structural risks that could cause the fund to receive taxable income or to lose money. The fund invests in these securities only when the investment is consistent with the fund's objective of maintaining a stable share price of $1.00.


The money market funds are appropriate for investors who are comfortable with the risks described here and who need cash immediately. They can also be used as a permanent conservative part of your portfolio.


FOR THE  MUNICIPAL  ULTRA SHORT AND ULTRA SHORT FUNDS (BOND FUNDS):

BOND RISKS: The major risks of each bond fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

DERIVATIVES RISK: Each of the bond funds may use derivatives, such as futures, options, and swap agreements, to manage market or business risk or to enhance the yield of the fund. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. In writing put and call options, the fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. In purchasing options, the fund is exposed to loss of principal. In a swap agreement, two parties agree to exchange the returns earned or realized on a predetermined investment or instrument. Swap agreements may be considered illiquid. In addition, the fund bears the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the swap agreement counterparty. The market for swap agreements is largely unregulated. The use of derivatives may not always be a successful hedge and using them could lower a fund's return.

FOREIGN SECURITIES RISKS: The ULTRA SHORT FUND may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

HIGH-YIELD BOND RISKS: Each of the bond funds invests a limited portion of its assets in lower-quality bonds, commonly known as high-yield bonds or junk bonds, that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price.

INVESTMENT RISK: For the MUNICIPAL ULTRA SHORT FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.


MANAGEMENT RISK: Each of the bond funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: Each of the bond funds invests in mortgage-backed and asset-backed securities. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECURITIES LENDING RISK: The ULTRA SHORT FUND may participate in a securities lending program, which allows it to lend its portfolio securities up to 33 1/3% of the fund's net assets (including any cash collateral received to secure the loan) to certain large, creditworthy, institutional borrowers as a means of earning additional income. Securities lending presents three primary risks: borrower default risk (E.G., the borrower fails to return a loaned security and there is a shortfall on the posted collateral); cash collateral investment risk (e.g., principal loss arising from the lending agent's investment of cash collateral); and security recall/return risk (E.G., the fund is unable to recall a security in time to exercise valuable voting rights or sell the security).


The share price of each of the bond funds will vary. The bond funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE

Each of the funds, except the TAX-FREE MONEY FUND, has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.


FUND PERFORMANCE

The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance, before and after taxes, does not represent how the funds will perform in the future. The information assumes that you reinvested all dividends and distributions.



CALENDAR YEAR TOTAL RETURNS
------------------------------------------------------------------------------------------------

Year   Money       Municipal Money    Heritage      Tax-Free     Ultra Short    Municipal
        Market      Market             Money       Money                        Ultra Short


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  1992       3.7%        3.4%               -           -               8.4%           -

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  1993       2.9%        2.5%               -           -               7.9%           -

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  1994       4.0%        2.9%               -           -               3.6%           -

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  1995       6.2%        4.1%               -           -              7.5%          -

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  1996       5.3%        3.6%               5.7%        -               6.7%           4.9%

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  1997       5.3%        3.6%               5.6%        -               6.5%           5.1%

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  1998       5.3%        3.6%               5.5%        -               4.8%           4.6%

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  1999       4.7%        3.3%               5.0%        -               5.3%           3.0%

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  2000       5.9%        4.2%               6.2%        -               6.8%           3.9%

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

 2001        3.7%        2.9%               4.0%        2.8%            4.3%           3.1%


------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------

Heritage Money                          1.60% (4th Q 2000)                 0.60% (4th Q 2001)
Money Market                            1.56% (2nd Q 1995)                 0.54% (4th Q 2001)
Municipal Money Market                  1.08% (2nd Q 2000)                 0.48% (4th Q 2001)
Tax-Free Money                          0.86% (1st Q 2001)                 0.47% (4th Q 2001)
Municipal  Ultra Short                  1.67% (3rd Q 1996)                 0.04% (4th Q 2001)
Ultra Short                             2.76% (3rd Q 1992)                 -0.03% (4th Q 2001)


AVERAGE ANNUAL TOTAL RETURNS


                                                 AS OF 12-31-01

----------------------------------------------------- --------- --------- ---------- ---------------------
FUND/INDEX                                            1-YEAR    5-YEAR    10-YEAR    SINCE FUND
                                                                                     INCEPTION(1)
----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

HERITAGE MONEY                                        3.99%     5.25%        --      5.39%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

  Salomon Smith Barney 3-Month  Treasury Bill
Index (2)                                            4.09%     5.02%        --      5.10%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Money Market Funds Index(3)                    3.80%     4.94%        --      4.99%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

MONEY MARKET                                          3.74%     4.99%     4.71%      5.70%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

  Salomon Smith Barney 3-Month  Treasury Bill
Index (2)                                            4.09%     5.02%     4.70%      5.53%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Money Market Funds Index(3)                    3.80%     4.94%     4.51%      5.50%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

MUNICIPAL  MONEY MARKET                              2.91%     3.51%     3.40%      4.08%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

  Salomon Smith Barney 3-Month  Treasury Bill
Index (2)                                            4.09%     5.02%     4.70%      5.46%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Tax-Exempt Money  Market Funds Index(3)       2.36%     3.01%     2.89%      3.59%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

TAX-FREE MONEY FUND                                   2.82%        --        --      2.91%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

  Salomon Smith Barney 3-Month  Treasury Bill       4.09%        --        --      4.18%
Index(2)

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Tax-Exempt Money Market Funds Index(3)         2.36%        --        --      2.42%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

  MUNICIPAL  ULTRA SHORT

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

     Return Before Taxes                              3.14%     3.95%        --      4.19%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

     Return After Taxes on Distributions              3.14%     3.95%        --      4.19%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

     Return After Taxes on Distributions and Sale
     of Fund Shares(4)                                3.47%     4.04%        --      4.26%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lehman Brothers Municipal  1 Year Bond Index

(reflects no deduction for fees, expenses, or         5.77%     4.68%        --      4.62%
taxes)(5)

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Short Municipal  Debt Funds Index
                                                     4.79%     4.23%        --      4.16%
(reflects no deduction for fees, expenses, or
taxes)(3)

----------------------------------------------------- --------- --------- ---------- ---------------------

                                                        (CONTINUED ON NEXT PAGE)
AVERAGE ANNUAL TOTAL RETURNS (CONT'D)


                                                 AS OF 12-31-01

----------------------------------------------------- --------- --------- ---------- ---------------------
FUND/INDEX                                            1-YEAR    5-YEAR    10-YEAR    SINCE FUND
                                                                                     INCEPTION(1)
----------------------------------------------------- --------- --------- ---------- ---------------------

----------------------------------------------------- --------- --------- ---------- ---------------------

ULTRA SHORT

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

     Return Before Taxes                              4.26%     5.51%     6.15%      6.80%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

     Return After Taxes on Distributions              2.01%     3.04%     3.68%      4.27%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

     Return After Taxes on Distributions and Sale
     of Fund Shares                                   2.58%     3.17%     3.72%      4.31%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Salomon Smith Barney 1-Year Treasury
Benchmark-on-the-Run Index (reflects no deduction
for fees, expenses, or taxes)(6)                      7.07%     6.08%     5.54%      6.36%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Ultra Short Obligations Funds Average
(reflects no deduction for fees, expenses, or
taxes)(7)                                             5.31%     5.58%       5.19%    5.93%

----------------------------------------------------- --------- --------- ---------- ---------------------


(1) THE HERITAGE MONEY FUND, THE MONEY MARKET FUND, THE MUNICIPAL MONEY MARKET FUND, THE TAX-FREE MONEY FUND, THE MUNICIPAL ULTRA SHORT FUND, AND THE ULTRA SHORT FUND COMMENCED OPERATIONS ON JUNE 29, 1995, OCTOBER 22, 1985, OCTOBER 23, 1986, DECEMBER 15, 2000, NOVEMBER 30, 1995, AND NOVEMBER 25, 1988, RESPECTIVELY.
(2) THE SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD OF THREE-MONTH TREASURY BILLS.
(3) THE LIPPER MONEY MARKET FUNDS INDEX , THE LIPPER TAX-EXEMPT MONEY MARKET FUNDS INDEX , AND THE LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.
(4) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES. (5) THE LEHMAN BROTHERS MUNICIPAL 1 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF ONE-YEAR,
     TAX-EXEMPT BONDS.
(6) THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON ONE-YEAR TREASURY BILLS. (7) THE LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT-GRADE DEBT ISSUES, OR BETTER, AND MAINTAIN A PORTFOLIO DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS.


AFTER-TAX RETURNS FOR THE MUNICIPAL ULTRA SHORT FUND AND THE ULTRA SHORT FUND ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


For current yield information on these funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.


The Annual Fund Operating Expense table shown below is based on actual expenses incurred during the fund's fiscal period ending October 31, 2001. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                                                                                            TOTAL ANNUAL FUND
                                        MANAGEMENT FEES                                     OPERATING EXPENSES
  FUND                                                          OTHER EXPENSES
--------------------------------- ----------------------- --------------------------- -------------------------

  Heritage Money                        0.15%                     0.43%                    0.58%(1)
  Money Market                            0.15%                0.72%                       0.87%(2)
  Municipal Money Market                  0.15%                0.43%                       0.58%
  Tax-Free Money                          0.15%                0.52%                       0.67%(1)
  Municipal Ultra Short                 0.30%(3)                0.36%                       0.66%
  Ultra Short                           0.30%(3)                0.49%                       0.79%

(1) TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE HERITAGE MONEY FUND AND THE TAX-FREE MONEY FUND DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES WERE: HERITAGE MONEY FUND, 0.40% AND TAX-FREE MONEY FUND, 0.60%. WE CAN TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS FOR THESE FUNDS AT ANY TIME.

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)
(2) WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR MANAGEMENT FEES AND ABSORB EXPENSES FOR THE MONEY MARKET FUND TO KEEP TOTAL EXPENSES AT 0.65% UNTIL MARCH 1, 2003.
(3) THE MUNICIPAL ULTRA SHORT FUND AND THE ULTRA SHORT FUND HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------- ---------- ----------- ----------- ------------

Heritage Money                    $59     $186        $324        $726
Money Market                    $89        $278        $482        $1,073
Municipal Money Market          $59        $186        $324        $726
Tax-Free Money                    $68     $214        $373        $835
Municipal Ultra Short           $67        $211        $368        $822
Ultra Short                     $81        $252        $439        $978


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of December 31, 2001, of $46 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, each fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that fund.

                                             FOR ASSETS UNDER           FOR THE NEXT              FOR ASSETS
FUND                                            $4 BILLION           $2 BILLION IN ASSETS     $6 BILLION AND ABOVE

----------------------------------------- ------------------------ ------------------------- -----------------------

Heritage Money                                     0.15%                    0.15%                    0.15%
Money Market                                       0.15%                    0.15%                    0.15%
Municipal Money Market                             0.15%                    0.15%                    0.15%
Tax-Free Money                                     0.15%                    0.15%                    0.15%
Municipal Ultra Short                              0.30%                    0.275%                   0.25%
Ultra Short                                        0.30%                    0.275%                   0.25%


The following individuals are the funds' portfolio managers.


JOHN C. BONNELL manages the MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND. He is a Chartered Financial Analyst. He joined Strong as a co- Portfolio Manager of the MUNICIPAL MONEY MARKET FUND in May 1999 and became sole manager of the fund in March 2000. He has managed the TAX-FREE MONEY FUND since its inception in December 2000. From 1989 to 1999, Mr. Bonnell worked at USAA Investment Management Company. From 1996 to 1999, he was an executive director and Portfolio Manager. From 1995 to 1996, he was a senior securities analyst and, from 1991 to 1995, a securities analyst. Mr. Bonnell received his bachelor's degree in finance from the University of Texas in 1987 and his master's of business administration from St. Mary's University in 1991.

MARY-KAY H. BOURBULAS co-manages the MUNICIPAL ULTRA SHORT FUND. She joined Strong in October 1991 as a Portfolio Manager and has co-managed the MUNICIPAL ULTRA SHORT FUND since March 2000. FROM JULY 1990 TO AUGUST 1991, MS. BOURBULAS WAS A TAX-EXEMPT PORTFOLIO MANAGER AT STEIN ROE & FARNHAM AND FROM JULY 1989 TO JULY 1990, MS BOURBULAS WAS A TAX-EXEMPT JUNIOR PORTFOLIO MANAGER AT STEIN ROE & FARNHAM. Ms. Bourbulas received her bachelor's degree in economics from Northwestern University in 1989.

LYLE J. FITTERER co-manages the MUNICIPAL ULTRA SHORT FUND. He is a Chartered Financial Analyst and Certified Public Accountant. He joined Strong in 1989. He was the managing director of institutional client services from December 1998 to March 2000 and a fixed income Portfolio Manager from January 1996 to December 1998. He was a fixed income research analyst/trader from February 1993 to January 1996 and an equity trader from February 1992 to February 1993. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.


JAY N. MUELLER manages the HERITAGE MONEY FUND and the MONEY MARKET FUND. He is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in September 1991. He has managed the HERITAGE MONEY FUND since its inception in June 1995 and the MONEY MARKET FUND since September 1991. From 1987 to 1991, Mr. Mueller was employed by R. Meeder & Associates as a securities analyst and Portfolio Manager. Mr. Mueller received his bachelor's degree in economics from the University of Chicago in 1982.


THOMAS M. PRICE  co-manages  the ULTRA SHORT FUND.  He is a Chartered  Financial
Analyst and has co-managed the ULTRA SHORT FUND since March 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio Manager in May 1998. From July 1992 to April 1996 he was a high-yield bond analyst at Northwestern Mutual Life Insurance Company. From June 1989 to June 1991 he was a financial analyst at Houlihan, Lokey, Howard & Zukin. He received his bachelor's degree in finance from the University of Michigan in 1989 and his master's of management in finance from the Kellogg Graduate School of Management, Northwestern University in 1992.

THOMAS A. SONTAG co-manages the ULTRA SHORT FUND. He joined Strong in November 1998 as a co- Portfolio Manager of the ULTRA SHORT FUND. From 1986 to November 1998, Mr. Sontag worked at Bear Stearns & Co., most recently acting as a managing director of the fixed income department. From September 1982 until December 1985, Mr. Sontag was employed in the fixed income department at Goldman Sachs & Co. Mr. Sontag received his bachelor's degree in economics and finance from the University of Wisconsin in 1981 and his master's of business administration in finance from the University of Wisconsin in 1982.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The  following  will  help  you   distinguish  the  funds  and  determine  their
suitability for your investment needs:




                           AVERAGE
                           EFFECTIVE                                            INCOME
FUND                       MATURITY         CREDIT QUALITY                      POTENTIAL        VOLATILITY

--------------------------------------------------------------------------------------------------------------
Heritage Money             90 days          Two highest ratings                 Low              Stable, but not


Money Market               or less                                                               guaranteed



Municipal Money Market
Tax-Free Money



Municipal Ultra Short      1 year or       At least  90% rated                  Low to            Very Low
                           less             higher- and medium-quality Moderate
                                            Up to  10% rated lower-quality




Ultra Short                1 year or        At least  75% rated                 Low to            Very Low
                           less             higher- and medium-quality Moderate
                                            Up to  25% rated lower-quality



A WORD ABOUT CREDIT QUALITY


CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time. Credit quality can be "higher- quality," "medium-quality," "lower- quality," or "in default."


HIGHER-QUALITY means long-term debt securities that are in any of the three highest rating categories (for example, AAA to A by Standard & Poor's Ratings Group (S&P)*) or short-term debt securities that are in either of the two highest rating categories (for example, A-1 and A-2 or SP-1 and SP-2 by S&P*).

MEDIUM-QUALITY means long term-debt securities that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.


LOWER-QUALITY means long-term debt securities that are in the fifth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds." For example, bonds rated BB to C by S&P*.

* OR THOSE RATED IN
THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.


These charts show S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions. The MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND only invest in securities with a "higher-quality" rating for short-term debt securities or in unrated securities of comparable quality.

      For long-term debt securities:

         CREDIT                          S&P'S                        S&P'S RATINGS          RATING
        QUALITY                       DEFINITION                          GROUP             CATEGORY
      ------------- ------------------------------------------------ ----------------- --------------------
         Higher     Extremely strong capacity to meet financial      AAA               Highest
                    commitment
                    ------------------------------------------------ ----------------- --------------------
                    Very strong capacity to meet financial           AA                Second highest
                    commitment
                    ------------------------------------------------ ----------------- --------------------
                    Strong capacity to meet financial commitment     A                 Third highest
      ------------- ------------------------------------------------ ----------------- --------------------
         Medium     Adverse conditions or changing circumstances     BBB               Fourth highest
                    are more likely to lead to a weakened capacity
                    to meet financial commitment
      ------------- ------------------------------------------------ ----------------- --------------------

         Lower      Uncertainties or adverse conditions could lead   BB                Fifth highest
                                                                                       =============

                    to an inadequate capacity to meet financial
                    commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely impair capacity   B
                    or willingness to meet financial commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely cause no          CCC
                    capacity to meet financial commitment
                    ------------------------------------------------ -----------------
                    Currently highly vulnerable to nonpayment        CC or C
      ------------- ------------------------------------------------ ----------------- --------------------

      For short-term debt securities:

         CREDIT                          S&P'S                        S&P'S RATINGS          RATING
        QUALITY                       DEFINITION                          GROUP             CATEGORY
      ------------- ------------------------------------------------ ----------------- --------------------
         Higher     Strong capacity to pay principal and interest    A-1 or SP-1       Highest
                    ------------------------------------------------ ----------------- --------------------
                    Satisfactory capacity to pay principal and       A-2 or SP-2       Second highest
                    interest
      ------------- ------------------------------------------------ ----------------- --------------------


We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action, such as selling the bond.

Each fund invests, and each of the MUNICIPAL MONEY MARKET FUND, MUNICIPAL ULTRA SHORT FUND, AND TAX-FREE MONEY FUND invests a significant amount of its assets, in municipal bonds that are not rated. When it does, the fund relies more on Strong's internal credit analysis than it would if the fund were investing in rated bonds. Also, investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy by the issuer because the issuer's capacity to pay interest and repay principal is subject to more uncertainty and uncontrollable factors. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.


TAXABLE INVESTMENTS


The MUNICIPAL MONEY MARKET FUND, the MUNICIPAL ULTRA SHORT FUND, and the TAX-FREE MONEY FUND may invest up to 20% of their net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as the fund's investments in municipal bonds. The MUNICIPAL ULTRA SHORT FUND will generally invest in these bonds to take advantage of capital gains opportunities. These bonds may produce taxable income, including income subject to the federal alternative minimum tax (AMT) and income subject to state and local taxes, unlike municipal bonds that generally provide tax-exempt income.


IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX


The MUNICIPAL MONEY MARKET FUND and the MUNICIPAL ULTRA SHORT FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the fund's distributions to you may not be exempt from federal income tax. If this is the case, a fund's net return to you may be lower.


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Investor Class shares of each fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.



STRONG HERITAGE MONEY FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------

                                            Oct. 31,  Oct. 31,   Feb. 29,  Feb. 28,  Feb. 28,  Feb. 28,
SELECTED PER-SHARE DATA/(a)/                  2001      2000/(b)/  2000      1999      1998      1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $1.00     $1.00      $1.00     $1.00     $1.00     $1.00
Income From Investment Operations:
   Net Investment Income                       0.05      0.04       0.05      0.05      0.05      0.06
   Net Realized and Unrealized Losses
     on Investments                              --        --         --       --         --     (0.01)
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations            0.05      0.04       0.05      0.05      0.05      0.05
Less Distributions:
   From Net Investment Income                 (0.05)    (0.04)     (0.05)    (0.05)    (0.05)    (0.06)
-------------------------------------------------------------------------------------------------------
   Total Distributions                        (0.05)    (0.04)     (0.05)    (0.05)    (0.05)    (0.06)
-------------------------------------------------------------------------------------------------------
Capital Contribution                             --        --         --        --        --      0.01
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $1.00     $1.00      $1.00     $1.00     $1.00     $1.00
=======================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
   Total Return                               +4.7%     +4.2%      +5.1%     +5.3%     +5.6%      5.7%/(c)/
   Net Assets, End of Period
     (In Millions)                           $1,344    $1,438     $1,434    $1,837    $1,484    $2,000
   Ratio of Expenses to Average Net Assets
     Without Waivers, Absorptions and
     Earnings Credits                          0.6%      0.6%*      0.6%      0.6%      0.6%      0.6%
   Ratio of Expenses to Average Net Assets     0.4%      0.4%*      0.4%      0.3%      0.2%      0.1%
   Ratio of Net Investment Income to
     Average Net Assets                        4.7%      6.1%*      5.0%      5.2%      5.4%      5.6%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from February to October.
(c) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 5.0% for the fiscal year ended
     February 28, 1997.


STRONG MONEY MARKET FUND - INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------
                                                        Oct. 31,  Oct. 31,  Feb. 29,  Feb. 28,  Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA/(a)/                              2001    2000/(b)/   2000    1999/(c)/   1998      1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Income From Investment Operations:
  Net Investment Income                                    0.04      0.04      0.05      0.02      0.05      0.05
  Net Realized and Unrealized Losses on Investments          --        --        --        --        --     (0.01)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         0.04      0.04      0.05      0.02      0.05      0.04
Less Distributions:
  From Net Investment Income                              (0.04)    (0.04)    (0.05)    (0.02)    (0.05)    (0.05)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.04)    (0.04)    (0.05)    (0.02)    (0.05)    (0.05)
----------------------------------------------------------------------------------------------------------------------
Capital Contribution                                         --        --        --        --        --      0.01
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
  Total Return                                            +4.5%     +4.0%     +4.8%     +1.5%     +5.3%     +5.3%/(d)/
  Net Assets, End of Period (In Millions)                $2,028    $2,036    $1,999    $1,926    $1,924    $1,838
  Ratio of Expenses to Average Net Assets Without
    Waivers, Absorptions and Earnings Credits              0.9%      0.8%*     0.8%      0.9%*     0.9%      0.9%
  Ratio of Expenses to Average Net Assets                  0.6%      0.7%*     0.7%      0.6%*     0.5%      0.5%
  Ratio of Net Investment Income to Average Net Assets     4.4%      5.8%*     4.7%      4.6%*     5.2%      5.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from February to October.
(c)  In 1999, the fund changed its fiscal year-end from October to February.
(d) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 4.5% for the year ended October 31, 1997.


STRONG MUNICIPAL MONEY MARKET FUND - INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------

                                                        Oct. 31,  Oct. 31,  Feb. 29,  Feb. 28,  Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA/(a)/                              2001    2000/(b)/   2000    1999  1998      1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Income From Investment Operations:
  Net Investment Income                                    0.03      0.03      0.03      0.03      0.04      0.03
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         0.03      0.03      0.03      0.03      0.04      0.03
Less Distributions:
  From Net Investment Income/(c)/                         (0.03)    (0.03)    (0.03)    (0.03)    (0.04)    (0.03)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.03)    (0.03)    (0.03)    (0.03)    (0.04)    (0.03)
Net Asset Value, End of Period                            $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
  Total Return                                            +3.4%     +2.8%     +3.5%     +3.4%     +3.6%     +3.5%
  Net Assets, End of Period (In Millions)                $3,002    $2,746    $2,467    $2,105    $1,871    $1,895
  Ratio of Expenses to Average Net Assets Without
   Earnings Credits                                        0.6%      0.6%*     0.6%      0.6%      0.6%      0.6%
  Ratio of Expenses to Average Net Assets                  0.6%      0.6%*     0.6%      0.6%      0.6%      0.6%
  Ratio of Net Investment Income to Average Net Assets     3.3%      4.2%*     3.4%      3.4%      3.5%      3.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from February to October.
(c)  Tax-exempt for regular federal income tax purposes.


STRONG TAX-FREE MONEY FUND - INVESTOR CLASS
--------------------------------------------------------------------------

                                                                Oct. 31,
SELECTED PER-SHARE DATA/(a)/                                    2001/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $1.00
Income From Investment Operations:
  Net Investment Income                                            0.03
--------------------------------------------------------------------------
  Total from Investment Operations                                 0.03
Less Distributions:
  From Net Investment Income/(c)/                                 (0.03)
--------------------------------------------------------------------------
  Total Distributions                                             (0.03)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                    $1.00
==========================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------
  Total Return                                                    +2.7%
  Net Assets, End of Period (In Millions)                          $125
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions and Earnings Credits                               0.7%*
  Ratio of Expenses to Average Net Assets                          0.6%*
  Ratio of Net Investment Income to Average Net Assets             2.8%*

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  For the period from December 15, 2000 (inception) to October 31, 2001.
(c)  Tax-exempt for regular federal income tax purposes.

STRONG MUNICIPAL ULTRA SHORT FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
                                                                 Oct. 31,   Oct. 31,   Feb. 29,   Feb. 28,   Feb. 28,   Feb. 28,
SELECTED PER-SHARE DATA(a)                                        2001      2000(b)     2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $4.95      $4.96      $5.04      $5.03      $5.01      $5.01
Income From Investment Operations:
    Net Investment Income                                          0.21       0.16       0.21       0.21       0.22       0.25
    Net Realized and Unrealized Gains (Losses) on Investments     (0.01)     (0.01)     (0.08)      0.01       0.02       0.00(c)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.20       0.15       0.13       0.22       0.24       0.25
Less Distributions:
    From Net Investment Income(d)                                 (0.21)     (0.16)     (0.21)     (0.21)     (0.22)     (0.25)
    From Net Realized Gains                                          --         --         --         --         --      (0.00)(c)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.21)     (0.16)     (0.21)     (0.21)     (0.22)     (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $4.94      $4.95      $4.96      $5.04      $5.03      $5.01
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                  +4.0%      +3.0%      +2.7%      +4.5%      +5.0%      +5.1%
    Net Assets, End of Period (In Millions)                      $1,275     $1,193     $1,792     $2,171     $1,012       $644
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor              0.7%       0.6%*      0.6%       0.6%       0.7%       0.7%
    Ratio of Expenses to Average Net Assets                        0.7%       0.6%*      0.6%       0.5%       0.4%       0.0%(c)
    Ratio of Net Investment Income to Average Net Assets           4.1%       4.7%*      4.3%       4.1%       4.5%       5.0%
    Portfolio Turnover Rate(e)                                    71.3%      36.5%      35.0%      36.0%      49.6%      40.8%

*  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from February to October.
(c)  Amount calculated is less than $0.005 or 0.05%.
(d)  Tax-exempt for regular federal income tax purposes.
(e) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


STRONG ULTRA SHORT FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------

                                                                Oct. 31,   Oct. 31,   Feb. 29,   Feb. 28,   Feb. 28,   Feb. 28,
SELECTED PER-SHARE DATA(a)                                        2001      2000(b)     2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.88      $9.87      $9.95     $10.08     $10.09     $10.03
Income From Investment Operations:
    Net Investment Income                                          0.58       0.43       0.59       0.59       0.62       0.62
    Net Realized and Unrealized Gains (Losses) on Investments     (0.05)      0.01      (0.08)     (0.13)     (0.01)      0.06
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.53       0.44       0.51       0.46       0.61       0.68
Less Distributions:
    From Net Investment Income                                    (0.59)     (0.43)     (0.59)     (0.59)     (0.62)     (0.62)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.59)     (0.43)     (0.59)     (0.59)     (0.62)     (0.62)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.82      $9.88      $9.87      $9.95     $10.08     $10.09
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                  +5.5%      +4.6%      +5.2%      +4.6%      +6.3%      +7.0%
    Net Assets, End of Period (In Millions)                      $2,990     $2,156     $2,208     $2,766     $2,164     $1,520
    Ratio of Expenses to Average Net Assets Without Earnings
      Credits                                                      0.8%       0.8%*      0.8%       0.7%       0.8%       0.8%
    Ratio of Expenses to Average Net Assets                        0.8%       0.8%*      0.8%       0.7%       0.8%       0.8%
    Ratio of Net Investment Income to Average Net Assets           5.8%       6.5%*      5.9%       5.8%       6.2%       6.2%
    Portfolio Turnover Rate(c)                                    69.6%      38.4%      48.1%      79.3%     109.6%     154.9%

*  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, thefund changed its fiscal year-end from February to October.
(c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

For the money market funds, we use amortized cost to value money market securities held by a fund.


For the bond funds, NAV is based on the market value of the securities in a fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method used.


((Side Box))
When we use AMORTIZED COST to value money market fund securities, we generally mean that the security is initially valued at the price we paid for it. After that, the value of the security is gradually increased (amortizing a discount) or decreased (amortizing a premium) each day without regard to fluctuating interest rates.


((Side Box))
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.

FOREIGN SECURITIES

Some of the bond funds' portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV.


BUYING SHARES


INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements:


                                               INITIAL INVESTMENT                      ADDITIONAL INVESTMENT
                                                     MINIMUM                                  MINIMUM
     -------------------------------- -------------------------------------- ------------------------------------------

     Regular accounts                 $2,500 for all funds EXCEPT:             $100 for all funds EXCEPT:
                                      $25,000 for HERITAGE MONEY FUND          $1,000 for HERITAGE MONEY FUND


     -------------------------------- -------------------------------------- ------------------------------------------

     Education Savings Accounts         $1,000 for all funds EXCEPT:           $100 for all funds EXCEPT:
     (not available for HERITAGE        $25,000 for HERITAGE MONEY FUND        $1,000 for HERITAGE MONEY FUND
     MONEY FUND) ,
     Traditional IRAs, Roth IRAs,
     SEP-IRAs, and UGMA/UTMA

     accounts
     -------------------------------- -------------------------------------- ------------------------------------------

     SIMPLE  IRA, 403(b)(7),         the lesser of $250 or $25 per month     $50 for all funds EXCEPT:
     Keogh, Pension Plan, and         for all funds EXCEPT:                  $1,000 for HERITAGE MONEY FUND
     Profit Sharing Plan accounts*    $25,000 for HERITAGE MONEY FUND

     -------------------------------- -------------------------------------- ------------------------------------------


      * IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT WHERE WE OR ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM, EXCEPT FOR THE HERITAGE MONEY FUND WHICH IS $25,000.

BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))
---------------------------
        QUESTIONS?
---------------------------
    Call 1-800-368-3863
      24 hours a day
       7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.



ONLINE ACCOUNT ACCESS AT STRONG.COM
You can use online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.


INVESTOR CENTERS

You can visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.


WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER
o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.


o You will be charged $25 for every check, wire, or Electronic Funds Transfer returned unpaid.



SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next Business Day (as defined in "Distributions" below).


SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL

Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus. If no direction is provided as to how the proceeds should be sent, we will mail a check to the address on the account.


REDEMPTION OPTION
Sign up for the redemption option when you open your account, or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:


     (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed;

     (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption; or


     (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.



ONLINE ACCOUNT ACCESS AT STRONG.COM
You can use online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.


INVESTOR CENTERS

You can visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.


SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

CHECK WRITING
Sign up for free check writing when you open your account or call 1-800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500 ($1,000 for HERITAGE MONEY FUND). Checks will only be honored if written against purchases that were made more than 10 days before the check is presented for payment. You cannot write a check to close an account.

PLEASE REMEMBER ...
o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o You will be charged a $10 service fee for a stop payment on a check written on your Strong Funds account.


o    Some  transactions  and  requests  require  a  signature   guarantee.   See
     "Additional Policies" for examples.


o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))
There may be special distribution requirements that apply to retirement accounts. For instructions on:

o    Roth and Traditional IRA accounts, call
     1-800-368-3863, and

o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.


ADDITIONAL POLICIES


DEPOSIT OF UNSPECIFIED  FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we will deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, sharedrafts, and tax forms. Please call 1-800-368-3863 for more information.


HOUSEHOLDING


If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1)
additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.


INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.


PURCHASES IN KIND

You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

SIGNATURE GUARANTEES
A signature guarantee is designed to protect shareholders and the fund against fraudulent transactions by unauthorized persons. The transactions for which the fund will require a signature guarantee for all authorized owners of an account include:
     o when requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong mutual fund account;
     o when establishing a bank address with no owner(s) in common with the Strong account owner(s), or when all Strong joint account owners are not also bank account owners;
     o when transferring the ownership of an account to another individual or organization;
     o    when submitting a written redemption request for more than $100,000;
     o when requesting to redeem or redeposit shares that have been issued in certificate form;
     o    if  adding/changing a name or  adding/removing an owner on an account;
          and
     o    if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.


TELEPHONE AND ELECTRONIC TRANSACTIONS

We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.


During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or online account access at WWW.STRONG.COM. Please remember that you must have the redemption option as an option on your account to redeem shares through Strong Direct(R) or online account access.


VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY

To the extent they are available, each fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated
(Business Day), except for bank holidays. The income declared daily as a dividend for HERITAGE MONEY FUND is based on estimates of net investment income for that fund. The HERITAGE MONEY FUND'S actual income may differ from estimates, and the differences, if any, will be included in the calculation of subsequent dividends for that fund. Under normal circumstances, dividends earned on weekends, holidays, and other days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Unless you meet the requirements for the same-day dividend described below, your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the fund's NAV each day are normally accepted the next Business Day.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund reserves the right to reinvest uncashed distribution checks that remain outstanding for six months or any undeliverable checks into your account, and to reinvest future distributions. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


TAXES
--------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS

Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.


TAX-EXEMPT DISTRIBUTIONS

Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends. Under normal conditions, the TAX-FREE MONEY FUND invests at least 80% of its net assets in municipal obligations whose interest is exempt from federal income taxes, including the AMT.


((Side Box))
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

RETURN OF CAPITAL

If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.


YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING

By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.


 ((Side Box))
YOU MAY WANT TO AVOID selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.



ONLINE ACCOUNT ACCESS AT STRONG.COM
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. You may also update your mailing address and add or make changes to an Automatic Investment Plan. In addition, you may sign up to receive regulatory documents, regulatory inserts, daily transaction reports, and account statements from us in an electronic format, or request that we discontinue electronic delivery. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use online account access at WWW.STRONG.COM.

STRONGMAIL

If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each Business Day. In addition, StrongMail offers market news and updates throughout the day.


STRONG EXCHANGE OPTION

You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.


STRONG CHECK WRITING

Strong Funds offers check writing on most of their bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks.


STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.


o    AUTOMATIC INVESTMENT PLAN (AIP)

     This plan allows you to make regular, automatic investments from your bank checking or savings account.


o    AUTOMATIC EXCHANGE PLAN

     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.


o    AUTOMATIC DIVIDEND AND CAPITAL GAINS REINVESTMENT

     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.


o    PAYROLL DIRECT DEPOSIT PLAN

     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.


o    SYSTEMATIC WITHDRAWAL PLAN

     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SAME-DAY DIVIDEND AND WIRE

You will earn a same-day dividend if you purchase shares of the HERITAGE MONEY FUND, the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, or the TAX-FREE MONEY FUND and have completed the appropriate application. The following rules also apply:

o Call 1-800-368-3940 before 3:00 p.m. Central Time for the HERITAGE MONEY FUND, or before 9:00 a.m. Central Time for the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND, and place an irrevocable purchase order.

o The HERITAGE MONEY FUND, the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND reserve the right to require purchase, redemption, and exchange requests and payments prior to the times stated above on days when the bond market or the NYSE closes early.

o You must send the purchase price via federal funds wire, which must be received by 3:00 p.m. Central Time for the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND and by 5:00 p.m. Central Time for the HERITAGE MONEY FUND. If you do not wire federal funds by this deadline, we may cancel the purchase order. If we do not cancel the order and the fund borrows an amount of money equal to your purchase price, you may be liable for any interest expense caused by the borrowing.

o    Please call 1-800-368-3940 for wire instructions.

You may also receive a same-day redemption wire by calling 1-800-368- 3940. You must place your redemption order by 12:00 noon Central Time for the HERITAGE MONEY FUND, or before 9:00 a.m. Central Time for the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND. Redemption proceeds will not earn dividends on the day in which they are wired. If you use a same-day redemption wire to close an account, dividends credited to your account for the month up to the day of redemption will normally be paid the next Business Day.


SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and online account access redemption privileges, for any reason.


o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.


o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).


o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.


o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                               FOR HEARING-IMPAIRED
1-414-359-1400 or 1-800-368-3863           (TDD)    1-800-999-2780

BY MAIL                                    BY OVERNIGHT DELIVERY
Strong Funds                               Strong Funds
P.O. Box 2936.                             900 Heritage Reserve
Milwaukee, WI 53201-2936                   Menomonee Falls, WI 53051

ON THE INTERNET                            BY E-MAIL

View online or download documents:         SERVICE@STRONG.COM


Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.



Strong Heritage Money Fund, a series of Strong Heritage Reserve Series, Inc., SEC file number: 811-7285
Strong Money Market Fund, a series of Strong Money Market Fund, Inc., SEC file number: 811-4374
Strong Municipal Money Market Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Tax-Free Money Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong  Municipal Ultra Short Fund  (formerly,  the Strong  Municipal  Advantage
Fund), a series of Strong Municipal Funds, Inc., SEC file number: 811-4770 Strong Ultra Short Fund (formerly, the Strong Advantage Fund), a series of Strong Advantage Fund, Inc., SEC file number: 811-5667






                                                        PROSPECTUS March 1, 2002



[ADVISOR CLASS (written vertically)]




                                                                      The Strong


                                                                     Ultra Short

                                                                           Funds



                                                                [PICTURE OF MAN]











                           Strong  Municipal Ultra Short Fund
                                     Strong  Ultra Short Fund


                                                            STRONG [STRONG LOGO]



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION


What are the funds'  objectives? ..............................................1


What are the funds' principal investment strategies? ..........................1

What are the main risks of investing in the funds? ............................2

What are the funds' fees and expenses? ........................................9

Who are the funds' investment advisor and portfolio managers? ................10

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Comparing the Funds ..........................................................13

A Word About Credit Quality ..................................................13

Taxable Investments ..........................................................15

If You Are Subject to the Alternative Minimum Tax ............................16

Financial Highlights .........................................................16

YOUR ACCOUNT

Distribution Fees ............................................................19

Share Price ..................................................................19

Buying Shares ................................................................21

Selling Shares ...............................................................22

Additional Policies ..........................................................24

Distributions ................................................................26

Taxes ........................................................................27

Reserved Rights ..............................................................28

For More Information .................................................Back Cover


IN THIS PROSPECTUS, "WE" OR "US" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION


WHAT ARE THE FUNDS'  OBJECTIVES?
--------------------------------------------------------------------------------

The STRONG MUNICIPAL ULTRA SHORT FUND (formerly,  the Strong Municipal Advantage
Fund) seeks federally tax-exempt current income with a very low degree of share-price fluctuation.

The STRONG ULTRA SHORT FUND (formerly, the Strong Advantage Fund) seeks current income with a very low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


The MUNICIPAL ULTRA SHORT FUND invests, under normal conditions, at least 80% of its net assets in municipal securities. The fund invests primarily in higher- and medium-quality, very short-term municipal bonds. To enhance its return potential, the fund also invests a limited portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The fund's average effective maturity is usually one year or less. The fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT). To a limited extent, the fund may also invest in mortgage- and asset-backed securities.

The ULTRA SHORT FUND invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The fund invests primarily in higher- and medium-quality bonds. To enhance its return potential, the fund also invests a portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The fund's average effective maturity is usually one year or less. To a limited extent, the fund may also invest in foreign securities.

((Side Box))




MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal bonds are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.



Each fund may use derivatives to manage market or business risk or to enhance the yield of the fund.

The managers of the funds may sell a holding if its value becomes unattractive (for example, when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive yields). Also, the managers may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the MUNICIPAL ULTRA SHORT FUND, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the funds may not achieve their investment objectives.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


BOND RISKS: The major risks of each fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

DERIVATIVES RISK: Each fund may use derivatives, such as futures, options, and swap agreements, to manage market or business risk or to enhance the yield of the fund. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. In writing put and call options, the fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. In purchasing options, the fund is exposed to loss of principal. In a swap agreement, two parties agree to exchange the returns earned or realized on a predetermined investment or instrument. Swap agreements may be considered illiquid. In addition, the fund bears the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the swap agreement counterparty. The market for swap agreements is largely unregulated. The use of derivatives may not always be a successful hedge and using them could lower a fund's return.

FOREIGN SECURITIES RISKS: The ULTRA SHORT FUND may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

HIGH-YIELD BOND RISKS: Each of the funds invests a limited portion of its assets in lower-quality bonds, commonly known as high-yield bonds or junk bonds, that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price.

INVESTMENT RISK: For the MUNICIPAL ULTRA SHORT FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.


MANAGEMENT RISK: Each of the funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: Each of the funds invests in mortgage-backed and asset-backed securities. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECURITIES LENDING RISK: The ULTRA SHORT FUND may participate in a securities lending program, which allows it to lend its portfolio securities up to 33 1/3% of the fund's net assets (including any cash collateral received to secure the loan) to certain large, creditworthy, institutional borrowers as a means of earning additional income. Securities lending presents three primary risks: borrower default risk (E.G., the borrower fails to return a loaned security and there is a shortfall on the posted collateral); cash collateral investment risk (e.g., principal loss arising from the lending agent's investment of cash collateral); and security recall/return risk (E.G., the fund is unable to recall a security in time to exercise valuable voting rights or sell the security).


The share price of each of the funds will vary. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE

Each of the funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Advisor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Advisor Class shares are subject to distribution fees and expenses under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Class shares and may cost more than paying other types of sales charges.


FUND PERFORMANCE

The following return information illustrates how the performance of the funds' Advisor Class shares can vary, which is one indication of the risks of investing in the funds. With respect to the ULTRA SHORT FUND, the performance results for the Advisor Class shares, which were first offered on August 31, 1999, are based on the historical performance of the fund's Investor Class shares from the inception of the fund up to August 30, 1999, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. Performance results for the Advisor Class shares of the MUNICIPAL ULTRA SHORT FUND, which were first offered on October 2, 2000, are based on the historical performance of the fund's Investor Class shares from the inception of the fund up to October 1, 2000, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. The Investor Class shares of these funds are not offered by this prospectus. The returns for the Advisor Class shares are substantially similar to those of the Investor Class shares because each are invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance, before and after taxes, does not represent how the funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS(1)

-----------------------------------------------------------

Year               Ultra Short       Municipal  Ultra
                                            Short

-----------------------------------------------------------
-----------------------------------------------------------

1992                 8.1%                   -

-----------------------------------------------------------
-----------------------------------------------------------

1993                 7.5%                   -

-----------------------------------------------------------
-----------------------------------------------------------

1994                 3.2%                   -

-----------------------------------------------------------
-----------------------------------------------------------

1995                 7.1%                   -

-----------------------------------------------------------
-----------------------------------------------------------
1996                 6.3%                 4.4%
-----------------------------------------------------------
-----------------------------------------------------------

1997                 6.1%                4.6%

-----------------------------------------------------------
-----------------------------------------------------------
1998                 4.4%                 4.1%
-----------------------------------------------------------
-----------------------------------------------------------

1999                 4.8%                2.5%

-----------------------------------------------------------
-----------------------------------------------------------

2000                 6.3%                3.4%

-----------------------------------------------------------
-----------------------------------------------------------

2001                 4.0%                 2.7%

-----------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE(1)
(DURING THE PERIODS SHOWN ABOVE)



FUND NAME                        BEST QUARTER RETURN           WORST QUARTER RETURN
-------------------------------- ----------------------------- ------------------------------

  Municipal Ultra Short         1.55% (3rd Q 1996)             -0.07% (4th Q 2001)
Ultra Short                     2.67% (3rd Q 1992)           -0.21% (3r d Q 2001)


(1) HISTORICAL RETURNS FOR ADVISOR CLASS SHARES PROVIDED IN THIS PROSPECTUS MAY BE HIGHER OR LOWER THAN HISTORICAL RETURNS PROVIDED IN PREVIOUS PROSPECTUSES AND OTHER MATERIALS BECAUSE CURRENT SYSTEMS ARE ABLE TO MORE EFFECTIVELY REFLECT THE RECALCULATION PROCESS.

AVERAGE ANNUAL TOTAL RETURNS(1)

                                                       AS OF 12-31-01

----------------------------------------------------- ---------- --------- ---------- --------------------
FUND/INDEX                                            1-YEAR     5-YEAR    10-YEAR    SINCE FUND

                                                                                      INCEPTION(2)

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

MUNICIPAL  ULTRA SHORT

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

     Return Before Taxes                              2.65%      3.44%        --      3.68%

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

     Return After Taxes on Distributions              2.65%      2.28%        --      2.45%

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

     Return After Taxes on Distributions and Sale
     of Fund Shares                                   2.98%(3)   2.37%        --      2.52%


----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

Lehman Brothers Municipal  1 Year Bond Index

(reflects no deduction for fees, expenses, or         5.77%      4.68%        --      4.62%
taxes)(4)

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

Lipper Short Municipal  Debt Funds Index

(reflects no deduction for fees, expenses, or         4.79%      4.23%        --      4.16%
taxes)(5)

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

ULTRA SHORT

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

     Return Before Taxes                              4.02%      5.12%     5.77%      6.43%

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

     Return After Taxes on Distributions              1.90%      2.62%     3.18%      3.74%

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

     Return After Taxes on Distributions and Sale
     of Fund Shares                                   2.43%      2.78%     3.26%      3.82%

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

Salomon Smith Barney 1-Year Treasury
Benchmark-on-the-Run Index (reflects no deduction
for fees, expenses, or taxes)(6)                      7.07%      6.08%     5.54%      6.36%

----------------------------------------------------- ---------- --------- ---------- --------------------
----------------------------------------------------- ---------- --------- ---------- --------------------

Lipper Ultra Short Obligations Funds Average
(reflects no deduction for fees, expenses, or
taxes)(7)                                             5.31%      5.58%     5.19%      5.93%

----------------------------------------------------- ---------- --------- ---------- --------------------


(1) HISTORICAL RETURNS FOR ADVISOR CLASS SHARES PROVIDED IN THIS PROSPECTUS MAY BE HIGHER OR LOWER THAN HISTORICAL RETURNS PROVIDED IN PREVIOUS PROSPECTUSES AND OTHER MATERIALS BECAUSE CURRENT SYSTEMS ARE ABLE TO MORE EFFECTIVELY REFLECT THE RECALCULATION PROCESS.
(2) THE MUNICIPAL ULTRA SHORT FUND COMMENCED OPERATIONS ON NOVEMBER 30, 1995 AND FIRST OFFERED ADVISOR CLASS SHARES ON OCTOBER 2, 2000. THE ULTRA SHORT FUND COMMENCED OPERATIONS ON NOVEMBER 25, 1988 AND FIRST OFFERED ADVISOR CLASS SHARES ON AUGUST 31, 1999.
(3) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(4) THE LEHMAN BROTHERS MUNICIPAL 1 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF ONE-YEAR, TAX-EXEMPT BONDS.
(5) THE LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.
(6) THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON ONE-YEAR TREASURY BILLS.
(7) THE LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT-GRADE DEBT ISSUES, OR BETTER, AND MAINTAIN A PORTFOLIO DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS.


AFTER-TAX RETURNS FOR THE FUNDS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


For current yield information on these funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Advisor Class shares of each fund are 100% no-load, so you pay no up-front sales charges (loads) to buy or sell shares.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.


The Annual Fund Operating Expense table shown below is based on actual expenses incurred during the fund's fiscal period ending October 31, 2001. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                                                                        TOTAL ANNUAL

                              MANAGEMENT      12B-1 FEES  OTHER        FUND OPERATING
FUND                          FEES(1)                      EXPENSES     EXPENSES(2)

----------------------------- ---------------- ----------- ------------ ------------------

Municipal Ultra Short         0.30%            0.25%         0.56%     1.11%
Ultra Short                   0.30%            0.25%         0.61%     1.16%


(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL.
(2)TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE ULTRA SHORT FUND AND THE MUNICIPAL ULTRA SHORT FUND DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES WERE: MUNICIPAL ULTRA SHORT FUND, 1.10% AND ULTRA SHORT FUND, 1.13%. WE CAN TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS FOR THESE FUNDS AT ANY TIME.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                                              1 YEAR          3 YEARS          5 YEARS       10 YEARS
------------------------------------------------- --------------- ---------------- ------------- ------------

  Municipal Ultra Short                          $116            $362             $628          $1,386
Ultra Short                                       $118            $368             $638          $1,409


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of December 31, 2001, of $46 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, each fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that fund.

                                             FOR ASSETS UNDER           FOR THE NEXT              FOR ASSETS
FUND                                            $4 BILLION           $2 BILLION IN ASSETS     $6 BILLION AND ABOVE
====                                            ==========           ====================     ====================

----------------------------------------- ------------------------ ------------------------- -----------------------

Municipal Ultra Short                              0.30%                    0.275%                   0.25%
Ultra Short                                        0.30%                    0.275%                   0.25%



The following individuals are the funds' portfolio managers.


MARY-KAY H. BOURBULAS co-manages the MUNICIPAL ULTRA SHORT FUND. She joined Strong in October 1991 as a Portfolio Manager and has co-managed the MUNICIPAL ULTRA SHORT FUND since March 2000. From July 1990 to August 1991, Ms. Bourbulas was a tax-exempt Portfolio Manager at Stein Roe & Farnham and from July 1989 to July 1990, Ms Bourbulas was a tax-exempt junior Portfolio Manager at Stein Roe & Farnham. Ms. Bourbulas received her bachelor's degree in economics from Northwestern University in 1989.

LYLE J. FITTERER co-manages the MUNICIPAL ULTRA SHORT FUND. He is a Chartered Financial Analyst and Certified Public Accountant. He joined Strong in 1989. He was the managing director of institutional client services from December 1998 to March 2000 and a fixed income Portfolio Manager from January 1996 to December 1998. He was a fixed income research analyst/trader from February 1993 to January 1996 and an equity trader from February 1992 to February 1993. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.


THOMAS M. PRICE  co-manages  the ULTRA SHORT FUND.  He is a Chartered  Financial
Analyst and has co-managed the ULTRA SHORT FUND since March 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio Manager in May 1998. From July 1992 to April 1996 he was a high-yield bond analyst at Northwestern Mutual Life Insurance Company. From June 1989 to June 1991 he was a financial analyst at Houlihan, Lokey, Howard & Zukin. He received his bachelor's degree in finance from the University of Michigan in 1989 and his master's of management in finance from the Kellogg Graduate School of Management, Northwestern University in 1992.

THOMAS A. SONTAG co-manages the ULTRA SHORT FUND. He joined Strong in November 1998 as a co- Portfolio Manager of the ULTRA SHORT FUND. From 1986 to November 1998, Mr. Sontag worked at Bear Stearns & Co., most recently acting as a managing director of the fixed income department. From September 1982 until December 1985, Mr. Sontag was employed in the fixed income department at Goldman Sachs & Co. Mr. Sontag received his bachelor's degree in economics and finance from the University of Wisconsin in 1981 and his master's of business administration in finance from the University of Wisconsin in 1982.



OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The  following  will  help  you   distinguish  the  funds  and  determine  their
suitability for your investment needs:

                           AVERAGE

                           EFFECTIVE                                            INCOME

FUND                       MATURITY         CREDIT QUALITY                      POTENTIAL        VOLATILITY


Municipal Ultra Short      1 year or        At least  90% rated               Low to            Very Low
                           less             higher- and medium-quality        Moderate
                                            Up to  10% rated lower-quality




Ultra Short                1 year or        At least  75% rated               Low to            Very Low
                           less             higher- and medium-quality Moderate
                                            Up to  25% rated lower-quality



A WORD ABOUT CREDIT QUALITY


CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time. Credit quality can be "higher- quality," "medium-quality," "lower- quality," or "in default."


HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.


LOWER-QUALITY means bonds that are in the fifth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds." For example, bonds rated BB to C by S&P*.

* OR THOSE RATED IN THIS  CATEGORY BY ANY
NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.


This chart shows S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions.

         CREDIT                          S&P'S                        S&P'S RATINGS          RATING
        QUALITY                       DEFINITION                          GROUP             CATEGORY
      ------------- ------------------------------------------------ ----------------- --------------------
         Higher     Extremely strong capacity to meet financial      AAA               Highest
                    commitment
                    ------------------------------------------------ ----------------- --------------------
                    Very strong capacity to meet financial           AA                Second highest
                    commitment
                    ------------------------------------------------ ----------------- --------------------
                    Strong capacity to meet financial commitment     A                 Third highest
      ------------- ------------------------------------------------ ----------------- --------------------
         Medium     Adverse conditions or changing circumstances     BBB               Fourth highest
                    are more likely to lead to a weakened capacity
                    to meet financial commitment
      ------------- ------------------------------------------------ ----------------- --------------------

         Lower      Uncertainties or adverse conditions could lead   BB                Fifth highest


                    to an inadequate capacity to meet financial
                    commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely impair capacity   B
                    or willingness to meet financial commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely cause no          CCC
                    capacity to meet financial commitment
                    ------------------------------------------------ -----------------
                    Currently highly vulnerable to nonpayment        CC or C
      ------------- ------------------------------------------------ ----------------- --------------------


We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action, such as selling the bond.

Each fund invests, and the MUNICIPAL ULTRA SHORT FUND invests a significant amount of its assets, in municipal bonds that are not rated. When it does, the fund relies more on Strong's internal credit analysis than it would if the fund were investing in rated bonds. Also, investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy by the issuer because the issuer's capacity to pay interest and repay principal is subject to more uncertainty and uncontrollable factors. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.


TAXABLE INVESTMENTS


The MUNICIPAL ULTRA SHORT FUND may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as the fund's investments in municipal bonds. The fund will generally invest in these bonds to take advantage of capital gains opportunities. These bonds may produce taxable income, including income subject to the federal alternative minimum tax (AMT) and income subject to state and local taxes, unlike municipal bonds that generally provide tax-exempt income.


IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX


The MUNICIPAL ULTRA SHORT FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the fund's distributions to you may not be exempt from federal income tax. If this is the case, a fund's net return to you may be lower.


FINANCIAL HIGHLIGHTS

This information describes investment performance of the Advisor Class shares of each fund for the periods shown. Certain information reflects financial results for a single Advisor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Advisor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG MUNICIPAL ULTRA SHORT FUND -- ADVISOR CLASS
-------------------------------------------------------------------------------

                                                             Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA(a)                                     2001      2000(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $4.94     $4.94
Income From Investment Operations:
    Net Investment Income                                       0.18      0.02
    Net Realized and Unrealized Losses on Investments          (0.00)(c)    --
--------------------------------------------------------------------------------
    Total from Investment Operations                            0.18      0.02
Less Distributions:
    From Net Investment Income(d)                              (0.18)    (0.02)
--------------------------------------------------------------------------------
    Total Distributions                                        (0.18)    (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $4.94     $4.94
================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
    Total Return                                               +3.7%     +0.4%
    Net Assets, End of Period (In Millions)                       $8        $0(e)
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor           1.1%      1.1%*
    Ratio of Expenses to Average Net Assets                     1.1%      1.0%*
    Ratio of Net Investment Income to Average Net Assets        3.1%      4.4%*
    Portfolio Turnover Rate(f)                                 71.3%     36.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) For the period from October 3, 2000 (commencement of class) to October 31, 2000.
(c)  Amount calculated is less than $0.005.
(d)  Tax-exempt for regular federal income tax purposes.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.





STRONG ULTRA SHORT FUND -- ADVISOR CLASS
----------------------------------------------------------------------------------------------

                                                                Oct. 31,   Oct. 31,   Feb. 29,
SELECTED PER-SHARE DATA(a)                                        2001      2000(b)    2000(c)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.88      $9.87      $9.89
Income From Investment Operations:
    Net Investment Income                                          0.55       0.41       0.27
    Net Realized and Unrealized Gains (Losses) on Investments     (0.05)      0.01      (0.02)
----------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.50       0.42       0.25
Less Distributions:
    From Net Investment Income                                    (0.56)     (0.41)     (0.27)
----------------------------------------------------------------------------------------------
    Total Distributions                                           (0.56)     (0.41)     (0.27)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.82      $9.88      $9.87
==============================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
    Total Return                                                  +5.1%      +4.4%      +2.6%
    Net Assets, End of Period (In Millions)                         $82         $0(d)      $0(d)
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Earnings Credits                             1.2%       1.1%*      1.1%*
    Ratio of Expenses to Average Net Assets                        1.1%       1.1%*      1.1%*
    Ratio of Net Investment Income to Average Net Assets           4.9%       6.2%*      5.7%*
    Portfolio Turnover Rate(e)                                    69.6%      38.4%      48.1%

*  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from February to October.
(c) For the period from September 1, 1999 (commencement of class) to February 29, 2000.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


YOUR ACCOUNT

DISTRIBUTION FEES


The funds have adopted a Rule 12b-1 distribution and service plan for their Advisor Class shares. Under the distribution and service plan, each fund pays Strong Investments, Inc. (Distributor) or others to sell Advisor Class shares. These expenses may also include service fees paid to securities dealers or others that provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these 12b-1 fees will increase the cost of your investment and may cost more than other types of sales charges.


SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the market value of the securities in a fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method used.


FOREIGN SECURITIES

Some of the funds' portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV.


((Side Box))
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.

BUYING SHARES


INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements:



                                        INITIAL INVESTMENT MINIMUM           ADDITIONAL INVESTMENT MINIMUM
--------------------------------------- ------------------------------------ ---------------------------------------
--------------------------------------- ------------------------------------ ---------------------------------------

Regular accounts                        $2,500                               $100

--------------------------------------- ------------------------------------ ---------------------------------------
--------------------------------------- ------------------------------------ ---------------------------------------

Education  Savings Accounts,             $1,000                            $100
traditional IRAs, Roth IRAs, SEP-IRAs
and UGMA/UTMA accounts

--------------------------------------- ------------------------------------ ---------------------------------------
--------------------------------------- ------------------------------------ ---------------------------------------

SIMPLE  IRA, 403(b)(7), Keogh,         the lesser of $250 or $25 per        $50
Pension Plan, and Profit Sharing Plan   month
accounts*

--------------------------------------- ------------------------------------ ---------------------------------------


* IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT WHERE WE OR ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.



BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION

Sign up for the exchange option when you open your account. You may exchange your shares of the fund for shares of another Strong Fund. You may make an exchange by calling Strong Institutional Client Services at 1-800-368-1683 or by sending a facsimile to 1-414-359-3535. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund, is considered a sale and a purchase of fund shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.


WIRE
Call 1-800-368-1683 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER . . .

o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $25 for every check, wire, or Electronic Funds Transfer returned unpaid.


SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next Business Day (as defined in "Distributions" below).


SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL

Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus. If no direction is provided as to how the proceeds should be sent, we will mail a check to the address on the account.


REDEMPTION OPTION
Sign up for the redemption option when you open your account. With this option, you may sell shares by phone and receive the proceeds in one of three ways:


     (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed;


     (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption; or


     (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER ...

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o    Some  transactions  and  requests  require  a  signature   guarantee.   See
     "Additional Policies" for examples.


o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.



ADDITIONAL POLICIES


DEPOSIT OF UNSPECIFIED  FUNDS FOR INVESTMENT
When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we will deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call 1-800-368-1683 for more information.


INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

PURCHASES IN KIND

You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

SIGNATURE GUARANTEES
A signature guarantee is designed to protect shareholders and the fund against fraudulent transactions by unauthorized persons. The transactions for which the fund will require a signature guarantee for all authorized owners of an account include:
o when requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong mutual fund account;
o when establishing a bank address with no owner(s) in common with the Strong account owner(s), or when all Strong joint account owners are not also bank account owners;
o when transferring the ownership of an account to another individual or organization;
o    when submitting a written redemption request for more than $100,000;
o when requesting to redeem or redeposit shares that have been issued in certificate form;
o    if adding/changing a name or adding/removing an owner on an account; and
o    if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.


TELEPHONE TRANSACTIONS
We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY

To the extent they are available, each fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated (Business Day), except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the fund's NAV each day are normally accepted the next Business Day.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund reserves the right to reinvest uncashed distribution checks that remain outstanding for six months or any undeliverable checks into your account, and to reinvest future distributions. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-1683.


TAXES
--------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS

Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.


TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends.

RETURN OF CAPITAL

If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING

By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION.......
--------------------------------------------------------------------------------

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                            BY OVERNIGHT DELIVERY
1-800-368-1683                          Strong Institutional Client Services
                                        100 Heritage Reserve
                                        Menomonee Falls, WI 53051
BY MAIL
Strong Institutional Client Services    ON THE INTERNET
P.O. Box 2936                           View online or download documents:
Milwaukee, WI 53201-2936                SEC*: www.sec.gov



This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.


Strong  Municipal Ultra Short Fund  (formerly,  the Strong  Municipal  Advantage
Fund), a series of Strong Municipal Funds, Inc., SEC file number: 811-4770 Strong Ultra Short Fund (formerly, the Strong Advantage Fund), a series of Strong Advantage Fund, Inc., SEC file number: 811-5667








                                                        PROSPECTUS March 1, 2002



[INSTITUTIONAL CLASS (written vertically)]




                                                                      The Strong
                                                                 Cash Management
                                                                           Funds



                                                               [PICTURE OF MAN]









                                    Strong Heritage Money Fund


                           Strong  Municipal Ultra Short Fund
                                     Strong  Ultra Short Fund

o
                                                            STRONG [STRONG LOGO]


o

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION


What are the funds'  objectives? ..............................................1


What are the funds' principal investment strategies? ..........................1

What are the main risks of investing in the funds? ............................3

What are the funds' fees and expenses? .......................................11

Who are the funds' investment advisor and portfolio managers? ................12

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Comparing the Funds ..........................................................15

A Word About Credit Quality ..................................................15

Taxable Investments ..........................................................17

If You Are Subject to the Alternative Minimum Tax ............................18

Financial Highlights .........................................................18

YOUR ACCOUNT

Share Price ..................................................................22

Buying Shares ................................................................23

Selling Shares ...............................................................25

Additional Policies ..........................................................26

Distributions ................................................................28

Taxes ........................................................................29

Reserved Rights ..............................................................30

For More Information .................................................Back Cover



IN THIS PROSPECTUS, "WE" OR "US" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION


WHAT ARE THE FUNDS'  OBJECTIVES?
--------------------------------------------------------------------------------


The STRONG HERITAGE MONEY FUND seeks current income, a stable share price, and daily liquidity.


The STRONG MUNICIPAL ULTRA SHORT FUND (formerly,  the Strong Municipal Advantage
Fund) seeks federally tax-exempt current income with a very low degree of share-price fluctuation.

The STRONG ULTRA SHORT FUND (formerly, the Strong Advantage Fund) seeks current income with a very low degree of share-price fluctuation.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?.

The HERITAGE MONEY FUND is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The manager may sell a holding if its fundamental qualities (for example, credit quality) deteriorate, or to take advantage of more attractive yield opportunities.


The MUNICIPAL ULTRA SHORT FUND invests, under normal conditions, at least 80% of its net assets in municipal securities. The fund invests primarily in higher- and medium-quality, very short-term municipal bonds. To enhance its return potential, the fund also invests a limited portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The fund's average effective maturity is usually one year or less. The fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT). To a limited extent, the fund may also invest in mortgage- and asset-backed securities.

The ULTRA SHORT FUND invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The fund invests primarily in higher- and medium-quality bonds. To enhance its return potential, the fund also invests a portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The fund's average effective maturity is usually one year or less. To a limited extent, the fund may also invest in foreign securities.

The MUNICIPAL ULTRA SHORT FUND and the ULTRA SHORT FUND may use derivatives to manage market or business risk to enhance the yield of the fund.

The managers of the MUNICIPAL ULTRA SHORT FUND and the ULTRA SHORT FUND may sell a holding if its value becomes unattractive (for example, when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive yields). Also , the managers may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the MUNICIPAL ULTRA SHORT FUND, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the funds may not achieve their investment objectives.

((Side Box))

MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal bonds are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

FOR THE HERITAGE MONEY FUND:


NOT INSURED RISK: Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund's objective is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the fund.


INTEREST-RATE RISK: As interest rates rise, the fund's fixed income securities will decrease in value. The longer the maturity of a security, the greater its interest-rate risk.

MANAGEMENT RISK: The fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the manager will produce the desired results.

The fund is appropriate for investors who are comfortable with the risks described here and who need cash immediately. It can also be used as a permanent conservative part of your portfolio.


FOR THE  MUNICIPAL  ULTRA SHORT AND ULTRA SHORT FUNDS (BOND FUNDS):


BOND RISKS: The major risks of each bond fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

DERIVATIVES RISK: Each of the bond funds may use derivatives, such as futures, options, and swap agreements, to manage market or business risk or to enhance the yield of the fund. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. In writing put and call options, the fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. In purchasing options, the fund is exposed to loss of principal. In a swap agreement, two parties agree to exchange the returns earned or realized on a predetermined investment or instrument. Swap agreements may be considered illiquid. In addition, the fund bears the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the swap agreement counterparty. The market for swap agreements is largely unregulated. The use of derivatives may not always be a successful hedge and using them could lower a fund's return.

FOREIGN SECURITIES RISKS: The ULTRA SHORT FUND may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

HIGH-YIELD BOND RISKS: Each of the bond funds invests a limited portion of its assets in lower-quality bonds, commonly known as high-yield bonds or junk bonds, that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price.

INVESTMENT RISK: For the MUNICIPAL ULTRA SHORT FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.


MANAGEMENT RISK: Each of the funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: Each of the bond funds invests in mortgage-backed and asset-backed securities. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECURITIES LENDING RISK: The ULTRA SHORT FUND may participate in a securities lending program, which allows it to lend its portfolio securities up to 33 1/3% of the fund's net assets (including any cash collateral received to secure the loan) to certain large, creditworthy, institutional borrowers as a means of earning additional income. Securities lending presents three primary risks: borrower default risk (E.G., the borrower fails to return a loaned security and there is a shortfall on the posted collateral); cash collateral investment risk (E.G., principal loss arising from the lending agent's investment of cash collateral); and security recall/return risk (E.G., the fund is unable to recall a security in time to exercise valuable voting rights or sell the security).


The share price of each of the bond funds will vary. The bond funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE

Each of the funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Institutional Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.


FUND PERFORMANCE
The following return information illustrates how the performance of the funds' Institutional Class shares can vary, which is one indication of the risks of investing in the funds.


Performance results for the Institutional Class shares of the HERITAGE MONEY FUND, which were first offered on March 31, 2000, are based on the historical performance of the fund's Investor Class shares from the inception of the fund up to March 30, 2000. Performance results for the Institutional Class shares of the ULTRA SHORT FUND, which were first offered on August 31, 1999, are based on the historical performance of the fund's Investor Class shares from the inception of the fund up to August 30, 1999. Performance results for the Institutional Class shares of the MUNICIPAL ULTRA SHORT FUND, which were first offered on July 31, 2000, are based on the historical performance of the fund's Investor Class shares from the inception of the fund up to July 30, 2000. The Investor Class shares of these funds, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Institutional Class shares because the Investor Class shares are invested in the same portfolio of securities but are subject to a higher annual expense ratio. The returns for the Institutional Class are substantially similar to those of the Investor Class shares because each are invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance, before and after taxes, does not represent how the funds will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS

-----------------------------------------------------------------------

  Year       Ultra Short   Heritage Money    Municipal  Ultra Short

-----------------------------------------------------------------------
-----------------------------------------------------------------------
  1992          8.4%              --                    --
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  1993          7.9%              --                    --
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  1994          3.6%              --                    --
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  1995          7.5%              --                    --
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  1996          6.7%             5.7%                  4.9%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  1997          6.5%             5.6%                  5.1%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  1998          4.8%             5.5%                  4.6%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  1999          5.3%             5.0%                  3.0%
-----------------------------------------------------------------------
-----------------------------------------------------------------------

  2000          7.2%            6.4%                  4.1%


-----------------------------------------------------------------------
-----------------------------------------------------------------------

  2001          4.8%             4.2%                  3.3%


-----------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

------------------------------ --------------------------- ---------------------------
FUND NAME                      BEST QUARTER RETURN         WORST QUARTER RETURN
------------------------------ --------------------------- ---------------------------
------------------------------ --------------------------- ---------------------------

Heritage Money                   1.65% (4th Q 2000)         0.65% (4th Q 2001)


------------------------------ --------------------------- ---------------------------
------------------------------ --------------------------- ---------------------------

Municipal Ultra Short           1.67% (3rd Q 1996)          -0.08% (4th Q 2001)


------------------------------ --------------------------- ---------------------------
------------------------------ --------------------------- ---------------------------

Ultra Short                    2.76% (3rd Q 1992)          -0.02% (3rd Q 2001)


------------------------------ --------------------------- ---------------------------

AVERAGE ANNUAL TOTAL RETURNS


                                      AS OF 12-31-01


----------------------------------------------------- --------- --------- ---------- ---------------------
FUND/INDEX                                            1-YEAR    5-YEAR    10-YEAR    SINCE FUND
                                                                                     INCEPTION(1)
----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

HERITAGE MONEY                                        4.22%     5.33%     --         5.45%


----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

  Salomon Smith Barney 3-Month  Treasury Bill
Index (2)                                            4.09%     5.02%     --         5.10%


----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Money Market Funds Index(3)                    3.80%     4.94%     --         4.99%


----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

MUNICIPAL  ULTRA SHORT

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Return Before Taxes                                   3.27%     4.00%     --         4.23%


----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Return After Taxes on Distributions                   3.27%     4.00%     --         4.23%


----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Return After Taxes on Distributions and Sale
of Fund Shares(4)                                      3.67%   4.10%     --         4.31%


----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lehman Brothers Municipal  1 Year Bond Index
(reflects no deduction for fees, expenses, or        5.77%     4.68%     --         4.62%
taxes)(5)

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Short Municipal  Debt Funds Index
(reflects no deduction for fees, expenses, or        4.79%     4.23%     --         4.16%
taxes)(3)

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

ULTRA SHORT

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Return Before Taxes                                   4.82%     5.71%     6.25%      6.88%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Return After Taxes on Distributions                   2.38%     3.16%     3.74%      4.31%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Return After Taxes on Distributions and Sale of
Fund Shares                                           2.91%     3.28%     3.78%      4.35%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Salomon Smith Barney 1-Year Treasury
Benchmark-on-the-Run Index (reflects no deduction
for fees, expenses, or taxes)(6)                      7.07%     6.08%     5.54%      6.36%

----------------------------------------------------- --------- --------- ---------- ---------------------
----------------------------------------------------- --------- --------- ---------- ---------------------

Lipper Ultra Short Obligations Funds Average
(reflects no deduction for fees, expenses, or         5.31%     5.58%     5.19%      5.93%
taxes)(7)

----------------------------------------------------- --------- --------- ---------- ---------------------

                                                        (CONTINUED ON NEXT PAGE)

(1) THE HERITAGE MONEY FUND COMMENCED OPERATIONS ON JUNE 29, 1995 AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON MARCH 31, 2000. THE MUNICIPAL ULTRA SHORT FUND COMMENCED OPERATIONS ON NOVEMBER 30, 1995 AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON JULY 31, 2000. THE ULTRA SHORT FUND COMMENCED OPERATIONS ON NOVEMBER 25, 1988 AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON AUGUST 31, 1999.
(2) THE SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD OF THREE-MONTH TREASURY BILLS.
(3) THE LIPPER MONEY MARKET FUNDS INDEX AND THE LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.
(4) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(5) THE LEHMAN BROTHERS MUNICIPAL 1 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF ONE-YEAR, TAX-EXEMPT BONDS.
(6) THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON ONE-YEAR TREASURY BILLS.
(7) THE LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT-GRADE DEBT ISSUES, OR BETTER, AND MAINTAIN A PORTFOLIO DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS.


AFTER-TAX RETURNS FOR THE MUNICIPAL ULTRA SHORT FUND AND THE ULTRA SHORT FUND ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


For current yield information on these funds, call 1-800-733-2274.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Institutional Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.


The Annual Fund Operating Expense table shown below is based on actual expenses incurred during the fund's fiscal period ending October 31, 2001. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF  AVERAGE NET ASSETS)

                                                           TOTAL ANNUAL
                              MANAGEMENT      OTHER        FUND OPERATING
FUND                          FEES            EXPENSES     EXPENSES
----------------------------- --------------- ------------ -----------------

Heritage Money                0.15%          0.09%        0.24%(1)
Municipal Ultra Short         0.30%(2)        0.04%        0.34%
Ultra Short                   0.30%(2)        0.06%        0.36%


 (1) WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR ADMINISTRATIVE FEES AND/OR ABSORB EXPENSES FOR THE INSTITUTIONAL CLASS SHARES OF THE HERITAGE MONEY FUND UNTIL JULY 1, 2003 TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 0.18%.


(2) THE MUNICIPAL ULTRA SHORT FUND AND THE ULTRA SHORT FUND HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




FUND                                              1 YEAR          3 YEARS          5 YEARS       10 YEARS
------------------------------------------------- --------------- ---------------- ------------- ------------

Heritage Money                                    $25              $77             $135          $306
Municipal Ultra Short                             $35             $109             $191          $431
Ultra Short                                       $37             $116             $202          $456


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of December 31, 2001, of $46 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, each fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that fund.

                                             FOR ASSETS UNDER           FOR THE NEXT              FOR ASSETS
FUND                                            $4 BILLION           $2 BILLION IN ASSETS     $6 BILLION AND ABOVE

----------------------------------------- ------------------------ ------------------------- -----------------------

Heritage Money                                     0.15%                    0.15%                    0.15%
Municipal Ultra Short                              0.30%                    0.275%                   0.25%
Ultra Short                                        0.30%                    0.275%                   0.25%


The following individuals are the funds' portfolio managers.


MARY-KAY H. BOURBULAS co-manages the MUNICIPAL ULTRA SHORT FUND. She joined Strong in October 1991 as a Portfolio Manager and has co-managed the MUNICIPAL ULTRA SHORT FUND since March 2000. From Fuly 1990 to August 1991, Ms. Bourbulas was a tax-exempt Pportfolio Manager at Stein Roe & Farnham and from July 1989 to July 1990, Ms. Bourbulas was a tax-exempt junior Portfolio Manager at Stein Roe & Farnham. Ms. Bourbulas received her bachelor's degree in economics from Northwestern University in 1989.

LYLE J. FITTERER co-manages the MUNICIPAL ULTRA SHORT FUND. He is a Chartered Financial Analyst and Certified Public Accountant. He joined Strong in 1989. He was the managing director of institutional client services from December 1998 to March 2000 and a fixed income Portfolio Manager from January 1996 to December 1998. He was a fixed income research analyst/trader from February 1993 to January 1996 and an equity trader from February 1992 to February 1993. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.


JAY N. MUELLER manages the HERITAGE MONEY FUND. He is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in September 1991. He has managed the HERITAGE MONEY FUND since its inception in June 1995. From 1987 to 1991, Mr. Mueller was employed by R. Meeder & Associates as a securities analyst and Portfolio Manager. Mr. Mueller received his bachelor's degree in economics from the University of Chicago in 1982.

THOMAS M. PRICE  co-manages  the ULTRA SHORT FUND.  He is a Chartered  Financial
Analyst and has co-managed the ULTRA SHORT FUND since March 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio Manager in May 1998. From July 1992 to April 1996 he was a high-yield bond analyst at Northwestern Mutual Life Insurance Company. From June 1989 to June 1991 he was a financial analyst at Houlihan, Lokey, Howard & Zukin. He received his bachelor's degree in finance from the University of Michigan in 1989 and his master's of management in finance from the Kellogg Graduate School of Management, Northwestern University in 1992.

THOMAS A. SONTAG co-manages the ULTRA SHORT FUND. He joined Strong in November 1998 as a co- Portfolio Manager of the ULTRA SHORT FUND. From 1986 to November 1998, Mr. Sontag worked at Bear Stearns & Co., most recently acting as a managing director of the fixed income department. From September 1982 until December 1985, Mr. Sontag was employed in the fixed income department at Goldman Sachs & Co. Mr. Sontag received his bachelor's degree in economics and finance from the University of Wisconsin in 1981 and his master's of business administration in finance from the University of Wisconsin in 1982.



OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The  following  will  help  you   distinguish  the  funds  and  determine  their
suitability for your investment needs:



                           AVERAGE
                           EFFECTIVE                                   INCOME
FUND                       MATURITY         CREDIT QUALITY             POTENTIAL        VOLATILITY


Heritage Money             90 days          Two highest ratings         Low             Stable, but not
                           or less                                                      guaranteed



Municipal Ultra Short      1 year or        At least  90% rated          Low to          Very Low
                           less             higher- and medium-quality   Moderate
                                            Up to  10% rated
                                            lower-quality





Ultra Short                1 year or        At least  75% rated           Low to          Very Low
                           less             higher- and medium-quality    Moderate
                                            Up to  25% rated lower-quality




A WORD ABOUT CREDIT QUALITY

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time. Credit quality can be "higher- quality," "medium-quality," "lower- quality," or "in default."


HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.


LOWER-QUALITY means bonds that are in the fifth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds." For example, bonds rated BB to C by S&P*.

* OR THOSE RATED IN THIS  CATEGORY BY ANY
NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.


This chart shows S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions.

         CREDIT                          S&P'S                        S&P'S RATINGS          RATING
        QUALITY                       DEFINITION                          GROUP             CATEGORY
      ------------- ------------------------------------------------ ----------------- --------------------
         Higher     Extremely strong capacity to meet financial      AAA               Highest
                    commitment
                    ------------------------------------------------ ----------------- --------------------
                    Very strong capacity to meet financial           AA                Second highest
                    commitment
                    ------------------------------------------------ ----------------- --------------------
                    Strong capacity to meet financial commitment     A                 Third highest
      ------------- ------------------------------------------------ ----------------- --------------------
         Medium     Adverse conditions or changing circumstances     BBB               Fourth highest
                    are more likely to lead to a weakened capacity
                    to meet financial commitment
      ------------- ------------------------------------------------ ----------------- --------------------

         Lower      Uncertainties or adverse conditions could lead   BB                Fifth highest
                                                                                       =============

                    to an inadequate capacity to meet financial
                    commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely impair capacity   B
                    or willingness to meet financial commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely cause no          CCC
                    capacity to meet financial commitment
                    ------------------------------------------------ -----------------
                    Currently highly vulnerable to nonpayment        CC or C
      ------------- ------------------------------------------------ ----------------- --------------------


We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action, such as selling the bond.

Each fund invests, and the MUNICIPAL ULTRA SHORT FUND invests a significant amount of its assets, in municipal bonds that are not rated. When it does, the fund relies more on Strong's internal credit analysis than it would if the fund were investing in rated bonds. Also, investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy by the issuer because the issuer's capacity to pay interest and repay principal is subject to more uncertainty and uncontrollable factors. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.


TAXABLE INVESTMENTS


The MUNICIPAL ULTRA SHORT FUND may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as the fund's investments in municipal bonds. The fund will generally invest in these bonds to take advantage of capital gains opportunities. These bonds may produce taxable income, including income subject to the federal alternative minimum tax (AMT) and income subject to state and local taxes, unlike municipal bonds that generally provide tax-exempt income.


IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX


The MUNICIPAL ULTRA SHORT FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the fund's distributions to you may not be exempt from federal income tax. If this is the case, a fund's net return to you may be lower.


FINANCIAL HIGHLIGHTS

This information describes investment performance of the Institutional Class shares of each fund for the periods shown. Certain information reflects financial results for a single Institutional Class share outstanding for the entire period. "Total Return" shows how much an investment in the Institutional Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG HERITAGE MONEY FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------
                                              Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA(a)                     2001   2000/(B)/
--------------------------------------------------------------
Net Asset Value, Beginning of Period          $1.00    $1.00
Income From Investment Operations:
  Net Investment Income                        0.05     0.04
--------------------------------------------------------------
  Total from Investment Operations             0.05     0.04
Less Distributions:
  From Net Investment Income                  (0.05)   (0.04)
--------------------------------------------------------------
  Total Distributions                         (0.05)   (0.04)
--------------------------------------------------------------
Net Asset Value, End of Period                $1.00    $1.00
==============================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------
  Total Return                                +5.0%    +3.8%
  Net Assets, End of Period (In Millions)      $699     $235
  Ratio of Expenses to Average Net Assets
    Without Waivers, Absorptions and
    Earnings Credits                           0.2%     0.2%*
  Ratio of Expenses to Average Net Assets      0.2%     0.2%*
  Ratio of Net Investment Income to
    Average Net Assets                         4.5%     6.5%*

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  For the period from April 1, 2000 (commencement of class) to October 31,
     2000.

--------------------------------------------------------------------------------
STRONG MUNICIPAL ULTRA SHORT FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                             Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA(a)                                     2001      2000(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $4.95     $4.95
Income From Investment Operations:
    Net Investment Income                                       0.22      0.06
    Net Realized and Unrealized Losses on Investments          (0.01)       --
--------------------------------------------------------------------------------
    Total from Investment Operations                            0.21      0.06
Less Distributions:
    From Net Investment Income(c)                              (0.22)    (0.06)
--------------------------------------------------------------------------------
    Total Distributions                                        (0.22)    (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $4.94     $4.95
================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
    Total Return                                               +4.4%     +1.3%
    Net Assets, End of Period (In Millions)                     $425      $422
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor           0.3%      0.3%*
    Ratio of Expenses to Average Net Assets                     0.3%      0.3%*
    Ratio of Net Investment Income to Average Net Assets        4.5%      5.0%*
    Portfolio Turnover Rate(d)                                 71.3%     36.5%

*  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  For the period from August 1, 2000 (commencement of class) to October 31,
     2000.
(c)  Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


STRONG ULTRA SHORT FUND -- INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------
                                                                 Oct. 31,   Oct. 31,   Feb. 29,
SELECTED PER-SHARE DATA(a)                                        2001      2000(b)    2000(c)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.87      $9.87      $9.89
Income From Investment Operations:
    Net Investment Income                                          0.62       0.46       0.32
    Net Realized and Unrealized Losses on Investments             (0.04)        --      (0.02)
----------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.58       0.46       0.30
Less Distributions:
    From Net Investment Income                                    (0.63)     (0.46)     (0.32)
----------------------------------------------------------------------------------------------
    Total Distributions                                           (0.63)     (0.46)     (0.32)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.82      $9.87      $9.87
==============================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
    Total Return                                                  +6.0%      +4.8%      +3.1%
    Net Assets, End of Period (In Millions)                        $784       $348       $207
    Ratio of Expenses to Average Net Assets Without Fees Paid
      Indirectly by Advisor and Earnings Credits                   0.4%       0.4%*      0.4%*
    Ratio of Expenses to Average Net Assets                        0.4%       0.4%*      0.4%*
    Ratio of Net Investment Income to Average Net Assets           6.1%       7.0%*      6.5%*
    Portfolio Turnover Rate(d)                                    69.6%      38.4%      48.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from February to October.
(c) For the period from September 1, 1999 (commencement of class) to February 29, 2000.
(d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

For the HERITAGE MONEY FUND, we use amortized cost to value money market securities held by the fund.


For the bond funds, NAV is based on the market value of the securities in a fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method used.


((Side Box))
When we use AMORTIZED COST to value money market fund securities, we generally mean that the security is initially valued at the price we paid for it. After that, the value of the security is gradually increased (amortizing a discount) or decreased (amortizing a premium) each day without regard to fluctuating interest rates.

((Side Box))
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.

FOREIGN SECURITIES

Some of the bond funds' portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV.


BUYING SHARES

SAME-DAY DIVIDEND AND WIRE

You will earn a same-day dividend if you purchase shares of the HERITAGE MONEY FUND and have completed the appropriate application. The following rules also apply:

o Call 1-800-733-2274 before 3:00 p.m. Central Time and place an irrevocable purchase order.

o You must send the purchase price via federal funds wire, which must be received by 5:00 p.m. Central Time. If you do not wire federal funds by this deadline, we may cancel the purchase order. If we do not cancel the order and the fund borrows an amount of money equal to your purchase price, you may be liable for any interest expense caused by the borrowing.

o The HERITAGE MONEY FUND reserves the right to require purchase, redemption, and exchange requests and payments prior to the times stated above on days when the bond market or the NYSE closes early.

o    Call 1-800-733-2274 for wire instructions.


GENERAL BUYING INSTRUCTIONS

Prior to your initial investment, complete and sign an application and send it to Strong Institutional Client Services, P.O. Box 2936, Milwaukee, WI 53201-2936 or send it by facsimile to 1-414-359- 3888. The initial investment minimum is $10 million for the HERITAGE MONEY FUND and $5 million for the MUNICIPAL ULTRA SHORT FUND and ULTRA SHORT FUND. The initial investment minimum is waived for registered investment advisors with an initial investment minimum of at least $250,000. After your initial investment, additional transactions may be made in any amount. Shares must be purchased by wire unless you use the Exchange Option described below. To purchase by wire, place an order by calling 1-800-733-2274 before 3:00 p.m. Central Time. Payment must be received by the close of the federal wire system that day. If payment is not received by this deadline, your order may be canceled or you may be liable for the resulting interest expenses.


BROKER-DEALER
Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.


ONLINE ACCOUNT ACCESS AT STRONGINSTITUTIONAL.COM
You can use online account access at WWW.STRONGINSTITUTIONAL.COM to add to your investment via federal wire purchase from your bank account. Learn how to register for online account access at WWW.STRONGINSTITUTIONAL.COM.


SELLING SHARES
--------------------------------------------------------------------------------

SAME-DAY DIVIDEND AND WIRE

For the HERITAGE MONEY FUND, you may also receive a same-day redemption wire by calling 1-800-733-2274. You must place your redemption order by 12:00 noon Central Time. Redemption proceeds will not earn dividends on the day in which they are wired. If you use a same-day redemption wire to close an account, dividends credited to your account for the month up to the day of redemption will be paid the next Business Day (as defined in "Distributions" below).


GENERAL SELLING INSTRUCTIONS

Shares must be redeemed by wire unless you use the Exchange Option described below. The funds pay the wire fees, which are a fund expense. You may redeem shares by telephone , written instruction, or electronically.

To redeem by wire, place an order by calling Strong Institutional Client Services at 1-800-733-2274 before 3:00 p.m. Central Time. The original application must be on file with the fund's transfer agent before a redemption will be processed. You may also redeem shares by sending a written request to Strong Institutional Client Services, P.O. Box 2936, Milwaukee, WI 53201-2936 or sending it by facsimile to 1-414-359-3535. Your written request must be signed exactly as the names of the registered owners appear on the fund's account records, and the request must be signed by the minimum number of persons designated on the account application that is required to effect a redemption. Please note that any written redemption request of $100,000 or more must be accompanied by a signature guarantee. Payment of the redemption proceeds will be wired to the bank account(s) designated on the account application. Redemption proceeds will normally be wired the next Business Day.


ONLINE ACCOUNT ACCESS AT STRONGINSTITUTIONAL.COM

You can use online account access at WWW.STRONGINSTITUTIONAL.COM to redeem shares via federal wire. Learn how to register for online account access at WWW.STRONGINSTITUTIONAL.COM.


ADDITIONAL POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow us to manage the fund most effectively. When you give us this advance notice, you must provide us with your name and account number. To protect the fund's performance and shareholders, we discourage frequent trading in response to short-term market fluctuations.



DUPLICATE COPIES OF DOCUMENTS

Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call 1-800-733-2274 for more information.


EXCHANGE OPTION

You may exchange your shares of the fund for shares of another Strong Fund. You may make an exchange by calling Strong Institutional Client Services at 1-800-733-2274 or by sending a facsimile to 1-414-359- 3888. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund, is considered a sale and a purchase of fund shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.


INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

PURCHASES IN KIND

You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

SIGNATURE GUARANTEES
A signature guarantee is designed to protect shareholders and the fund against fraudulent transactions by unauthorized persons. The transactions for which the fund will require a signature guarantee for all authorized owners of an account include:
     o when requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong mutual fund account;
     o when establishing a bank address with no owner(s) in common with the Strong account owner(s), or when all Strong joint account owners are not also bank account owners;
     o when transferring the ownership of an account to another individual or organization;
     o    when submitting a written redemption request for more than $100,000;
     o when requesting to redeem or redeposit shares that have been issued in certificate form;
     o    if  adding/changing a name or  adding/removing an owner on an account;
          and
     o    if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

TELEPHONE AND ELECTRONIC  TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying online account access at WWW.STRONGINSTITUTIONAL.COM. Please remember that you must have the redemption option as an option on your account to redeem shares through online account access.


VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY

To the extent they are available, each fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated (Business Day), except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the fund's NAV each day are normally accepted the next Business Day.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, or have them credited to your bank account by Electronic Funds Transfer. If you elect to receive distributions paid by check, the fund reserves the right to reinvest uncashed distribution checks that remain outstanding for six months or any undeliverable checks into your account, and to reinvest future distributions. To change the current option for payment of dividends and capital gains distributions, please call 1-800-733-2274.


TAXES
--------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS

Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.


TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends.

RETURN OF CAPITAL

If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.


YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING

By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and online account access redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your = balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

o    Where principles of fair treatment and fiduciary responsibility dictate:

      o Delay sending out redemption proceeds for up to seven days.

      o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

      o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                           BY OVERNIGHT DELIVERY
1-800-733-2274                         Strong Institutional Client Services
                                       100 Heritage Reserve
                                       Menomonee Falls, WI 53051
BY MAIL

Strong Institutional Client Services   ON THE INTERNET
P.O. Box 2936                          View online or download documents:
Milwaukee, WI 53201-2936               Strong Funds: WWW.STRONGINSTITUTIONAL.COM
                                       SEC*: www.sec.gov





This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Heritage Money Fund, a series of Strong Heritage Reserve Series, Inc., SEC file number: 811-7285

Strong  Municipal Ultra Short Fund  (formerly,  the Strong  Municipal  Advantage
Fund), a series of Strong Municipal Funds, Inc., SEC file number: 811-4770 Strong Ultra Short Fund (formerly, the Strong Advantage Fund), a series of Strong Advantage Fund, Inc., SEC file number: 811-5667




                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")


STRONG CORPORATE BOND FUND, A SERIES FUND OF STRONG CORPORATE BOND FUND, INC. STRONG GOVERNMENT SECURITIES FUND, A SERIES FUND OF STRONG GOVERNMENT SECURITIES FUND, INC.


STRONG  HERITAGE MONEY FUND, A SERIES FUND OF STRONG  HERITAGE  RESERVE  SERIES,
INC.
STRONG HIGH-YIELD BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.


STRONG HIGH-YIELD MUNICIPAL BOND FUND, A SERIES FUND OF STRONG HIGH-YIELD MUNICIPAL BOND FUND, INC.


STRONG INTERMEDIATE MUNICIPAL BOND FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG  INVESTORS MONEY FUND, A SERIES FUND OF STRONG  HERITAGE  RESERVE SERIES,
INC.


STRONG MONEY MARKET FUND, A SERIES FUND OF STRONG MONEY MARKET FUND, INC. STRONG MUNICIPAL BOND FUND, A SERIES FUND OF STRONG MUNICIPAL BOND FUND, INC.


STRONG  MUNICIPAL  MONEY MARKET FUND, A SERIES FUND OF STRONG  MUNICIPAL  FUNDS,
INC.


STRONG MUNICIPAL ULTRA SHORT FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC. STRONG SHORT-TERM BOND FUND, A SERIES FUND OF STRONG SHORT-TERM BOND FUND, INC. STRONG SHORT-TERM HIGH YIELD BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.


STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.


STRONG SHORT-TERM MUNICIPAL BOND FUND, A SERIES FUND OF STRONG SHORT-TERM MUNICIPAL BOND FUND, INC.


STRONG TAX-FREE MONEY FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.


STRONG ULTRA SHORT FUND, A SERIES FUND OF STRONG ADVANTAGE FUND, INC.


STRONG WISCONSIN TAX-FREE FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.



P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com

Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the appropriate Fund dated March 1, 2002. Requests for copies of the Prospectus should be made by calling any number listed above. The financial statements appearing in the Annual Reports, which accompany this SAI, are incorporated into this SAI by reference.



















                                  March 1, 2002


TABLE OF CONTENTS                                                                                              PAGE

INVESTMENT RESTRICTIONS...........................................................................................4
INVESTMENT POLICIES AND TECHNIQUES................................................................................7
   Strong Corporate Bond Fund.....................................................................................7
   Strong Government Securities Fund..............................................................................7
   Strong Heritage Money Fund.....................................................................................7
   Strong High-Yield Bond Fund....................................................................................7
   Strong High-Yield Municipal Bond Fund..........................................................................8
   Strong Intermediate Municipal Bond Fund........................................................................8
   Strong Investors Money Fund....................................................................................8
   Strong Money Market Fund.......................................................................................8
   Strong Municipal Bond Fund.....................................................................................9
   Strong Municipal Money Market Fund.............................................................................9
   Strong Municipal Ultra Short Fund..............................................................................9
   Strong Short-Term Bond Fund...................................................................................10
   Strong Short-Term High Yield Bond Fund........................................................................10
   Strong Short-Term High Yield Municipal Fund...................................................................10
   Strong Short-Term Municipal Bond Fund.........................................................................10
   Strong Tax-Free Money Fund....................................................................................11
   Strong Ultra Short Fund.......................................................................................11
   Strong Wisconsin Tax-Free Fund................................................................................11
   Asset-Backed Debt Obligations.................................................................................12
   Borrowing.....................................................................................................12
   Cash Management...............................................................................................13
   Convertible Securities........................................................................................13
   Debt Obligations..............................................................................................13
   Depositary Receipts...........................................................................................14
   Derivative Instruments........................................................................................15
   Duration of Debt Securities...................................................................................23
   Foreign Investment Companies..................................................................................24
   Foreign Securities............................................................................................24
   Governmental/Municipal Obligations............................................................................25
   High-Yield (High-Risk) Securities.............................................................................26
   Illiquid Securities...........................................................................................27
   Inflation-Indexed Securities..................................................................................28
   Lending of Portfolio Securities...............................................................................28
   Loan Interests................................................................................................29
   Maturity......................................................................................................30
   Mortgage-Backed Debt Securities...............................................................................30
   Repurchase Agreements.........................................................................................31
   Reverse Repurchase Agreements and Mortgage Dollar Rolls.......................................................31
   Rule 2a-7:  Maturity, Quality, and Diversification Restrictions...............................................32
   Sector Concentration..........................................................................................32
   Short Sales...................................................................................................34
   Standby Commitments...........................................................................................34
   Taxable Securities............................................................................................35
   Temporary Defensive Position..................................................................................35
   U.S. Government Securities....................................................................................35
   Variable- or Floating-Rate Securities.........................................................................35
   Warrants......................................................................................................36
   When-Issued and Delayed-Delivery Securities...................................................................37
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities..........................................................37
DIRECTORS AND OFFICERS...........................................................................................37
PRINCIPAL SHAREHOLDERS...........................................................................................42
INVESTMENT ADVISOR...............................................................................................48
ADMINISTRATOR....................................................................................................55
DISTRIBUTOR......................................................................................................62
DISTRIBUTION PLAN................................................................................................62
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................64
CUSTODIAN........................................................................................................71
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.....................................................................71
TAXES............................................................................................................76
DETERMINATION OF NET ASSET VALUE.................................................................................79
ADDITIONAL SHAREHOLDER INFORMATION...............................................................................80
ORGANIZATION.....................................................................................................85
SHAREHOLDER MEETINGS.............................................................................................87
PERFORMANCE INFORMATION..........................................................................................87
GENERAL INFORMATION.............................................................................................106
INDEPENDENT ACCOUNTANTS.........................................................................................108
LEGAL COUNSEL...................................................................................................108
FINANCIAL STATEMENTS............................................................................................108
APPENDIX A- DEFINITION OF CREDIT RATINGS........................................................................109
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS................................................................115

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

10. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities.

11. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities whose interest is exempt from federal and Wisconsin personal income taxes.


With respect to Wisconsin Tax-Free Fund, Fundamental Policy No. 7 does not apply to the Fund with respect to the purchase of municipal obligations or securities issued or guaranteed by national governments, their agencies or instrumentalities.

With respect to Heritage Money Fund, Fundamental Policy No. 7 shall not limit the Fund's purchases of obligations issued by domestic banks.

Fundamental Policy No. 10 applies only to the High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond, Municipal Money Market, Municipal Ultra Short, Short-Term High Yield Municipal, Short-Term Municipal Bond, and Tax-Free Money Funds. With respect to the Tax-Free Money Fund, the reference to municipal securities includes only municipal securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT).

Fundamental Policy No. 11 only applies to the Wisconsin Tax-Free Fund.

NON-FUNDAMENTAL OPERATING POLICIES


The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. May not make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, at a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowing for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.

10.  Engage in any transaction or practice which is not  permissible  under Rule
     2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

Non-Fundamental Policy No. 9 applies only to the Corporate Bond Fund, Government Securities Fund, High-Yield Bond Fund, Short-Term Bond Fund, and Short-Term High Yield Bond Fund.

Non-Fundamental Policy No. 10 only applies to the Heritage Money Fund, Investors Money Fund, Money Market Fund, Municipal Money Market Fund, and Tax-Free Money Fund.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, strategies, policies, and techniques described in the Prospectus.

STRONG CORPORATE BOND FUND


o Under normal conditions, at least 80% of the Fund's net assets will be invested in the bonds of U.S. corporate issuers.
o The Fund may invest up to 20% of its net assets in any other type of fixed income security, such as U.S. government securities and mortgage-backed issues.
o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which include a range of securities from those in the highest rating category to those rated medium-quality (E.G., BBB and higher by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations and other high yield (high-risk) securities (E.G., those rated BB through C by S&P); however, under normal conditions the Fund, has adopted an internal policy not to invest more than 10% of its net assets in debt obligations rated lower than BB or its equivalent. For the purposes of this internal policy, convertible securities will not be considered debt obligations.
o The Fund may invest up to 20% of its net assets directly or indirectly in foreign securities.
o    The Fund may invest up to 5% of its total assets in warrants.
o Strong Capital Management, Inc., the Fund's investment advisor ("Advisor"), may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG GOVERNMENT SECURITIES FUND


o The Fund invests, under normal conditions, at least 80% of its net assets in U.S. government securities. However, the Fund intends to invest at least 90% of its net assets in such securities under normal conditions. The balance of the Fund's assets may be invested in other investment-grade debt obligations.
o The Fund may invest up to 20% of its net assets, directly or indirectly, in foreign securities. The Fund will limit its investments in foreign securities to those denominated in U.S. dollars. The Funds may invest in U.S. securities enhanced as to credit quality or liquidity by foreign issuers without regard to this limit.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG HERITAGE MONEY FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.

STRONG HIGH-YIELD BOND FUND


o Under normal conditions, the Fund invests at least 80% of its net assets in lower-quality bonds of corporate issuers. Lower-quality bonds are those rated in the fifth-highest category (E.G., bonds rated BB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks, such as warrants.
o The Fund may invest up to 25% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG HIGH-YIELD MUNICIPAL BOND FUND


o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 65% of its total assets in medium- and lower-quality municipal debt obligations. Medium- and lower-quality debt obligations are those rated in the fourth- and fifth-highest categories (E.G., bonds rated BBB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG INTERMEDIATE MUNICIPAL BOND FUND


o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB and higher by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade debt obligations, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG INVESTORS MONEY FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.

STRONG MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.

STRONG MUNICIPAL BOND FUND


o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB or higher by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade debt obligations, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG MUNICIPAL MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.
o As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.


STRONG MUNICIPAL ULTRA SHORT FUND

o Under normal conditions, the Fund will invest at least 90% of its net assets in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those in the fourth-highest rating category (E.G., BBB and higher by S&P).
o However, the Fund may invest up to 10% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB by S&P) or unrated securities of comparable quality.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o As a fundamental policy, at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

STRONG SHORT-TERM BOND FUND


o Under normal conditions, at least 80% of the Fund's net assets will be invested in bonds, such as corporate and U.S. government bonds.
o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those in the fourth-highest rating category (E.G., BBB and higher by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB through C by S&P) or unrated securities of comparable quality.
o The Fund may invest up to 25% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG SHORT-TERM HIGH YIELD BOND FUND


o Under normal conditions, at least 80% of the Fund's net assets will be invested in lower quality bonds. Lower-quality bonds are those rated in the fifth-highest category (E.G., bonds rated BB through C by S&P).
o The Fund intends to invest at least 80% of its net assets in debt obligations rated B- or above by S&P or other nationally recognized statistical rating organizations ("NRSROs").
o The Fund may invest up to 25% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND


o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 80% of its total assets in medium- and lower-quality municipal debt obligations. Medium- and lower-quality debt obligations are those rated in the fourth- and fifth-highest categories (E.G., bonds rated BBB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG SHORT-TERM MUNICIPAL BOND FUND


o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB and higher by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade debt obligations, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG TAX-FREE MONEY FUND


o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.
o Under normal market conditions at least 80% of the Fund's net assets will be invested in municipal securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT).
o The Fund may invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest any amount in cash or cash equivalents, which may be taxable, to the extent the manager cannot obtain other suitable tax-exempt securities.


STRONG ULTRA SHORT FUND


o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB and higher by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB by S&P) or unrated securities of comparable quality.
o The Fund may invest up to 25% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


STRONG WISCONSIN TAX-FREE FUND


o Under normal conditions, the Fund invests at least 80% of its net assets in municipal debt obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal alternative minimum tax (AMT).
o The Fund will invest, under normal conditions, at least 65% of its assets in long-term investment-grade (e.g., those rated BBB and higher by S&P) municipal debt obligations issued by (a) Wisconsin and its political subdivisions, and (b) U.S. territories and possessions, their political subdivisions and public corporations, and any other issuer whose securities are exempt from Wisconsin and federal income taxes.
o The Fund typically maintains an average effective maturity between 5 and 20 years.
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o    The Fund may invest up to 25% of its net assets in  industrial  development bonds.
o Effective March 1, 2002, the Fund adopted a fundamental policy to become a diversified Fund. The Fund will transition from its prior non-diversified investment strategy to its new diversified investment strategy over a period of approximately 60 days in an attempt to minimize any adverse effect to the Fund during the transition.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

Unless noted above otherwise, if a percentage restriction specified above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or the pricing or rating of the investment will not constitute a violation of that percentage restriction.

The following information supplements the discussion of the Fund's investment objectives, strategies, policies, techniques, and risks described in the Prospectus and applies to each Fund, unless otherwise noted.


ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also imposes a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
CASH MANAGEMENT


The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by Strong Capital Management, Inc., the Fund's investment advisor ("Advisor") (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc. may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT FUNDS ONLY.
DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. THE PARAGRAPHS REGARDING FOREIGN CURRENCY DO NOT APPLY TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL BOND, MUNICIPAL ULTRA SHORT, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, AND WISCONSIN TAX-FREE FUNDS.
DERIVATIVE INSTRUMENTS


IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.


A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.


An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.


HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.


MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.


RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.


GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.


The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". The Fund will also designate on its records liquid assets if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).


OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.


SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.


To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.


For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.


Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.


The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.


"SWAP" DERIVATIVE AGREEMENTS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.


The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to use additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DURATION OF DEBT SECURITIES


Duration was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.


Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.


Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.


THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT FUNDS ONLY.
FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT FUNDS ONLY.
FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

DERIVATIVES. The Fund may also invest in derivative securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying municipal obligations and may have fixed, floating, or variable rates of interest. They may be backed by a letter of credit or guaranty and are generally accompanied by an opinion of counsel that the interest on them will be tax-exempt. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements

LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are usually secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE GOVERNMENT SECURITIES, HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
HIGH-YIELD (HIGH-RISK) SECURITIES


IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated between BB and C by Moody's Investors ("Moody's"),
Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the debt securities ratings.


EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors. The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.


THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.


THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT FUNDS ONLY.
LOAN INTERESTS


The Fund may acquire a loan interest ("Loan Interest"), including bank term loans and revolving credit loans. A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions that have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund obtains its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor, or sole negotiator or structurer with respect to a loan.


The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").


In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a loan or participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate (and Intermediate Participants) to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance by the borrower. The Agent may monitor the value of the collateral, and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral, or may seek other protection for the benefit of the holders of the Loan Interest. A Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund may perform such tasks on its own behalf if not undertaken by an Intermediate Participant.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and collateral held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if collateral held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise upon the insolvency of the Intermediate Participant.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be easily liquidated in a cost-efficient manner. Revolving bank loan commitments represent a current obligation of the Fund to lend cash to a borrower in the future under certain conditions. Because the date and amount of future revolving loan commitments is not expressly known by the borrower, the Fund will designate on its books and records liquid assets in an amount equal to the projected amount of future revolving loans. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
MATURITY

The Fund's average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor, and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average effective portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.

The Fund may utilize puts which are provided on a "best efforts" or similar basis (a "soft put") to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put. Failure of an issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (a) an automatic extension of the put to a later date, (b) the elimination of the put, in which case the effective maturity of the security may be its final maturity date, or (c) a default of the security, typically after the passage of a cure period. Should either the exercise date of the put automatically extend or the put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision that adjusts the interest rate on the security to an amount intended to result in the security being priced at par. However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate that would prevent the security from being priced at par. Furthermore, it is possible that the interest rate may reset to a level that increases the interest expense to the issuer by an amount that negatively affects the credit quality of the security.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.


The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage--backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage backed securities may be issued with either a single class of security or multiple classes which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collaterized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS


The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.


The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY:
RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS

All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities that represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or, in the case of an instrument called for redemption, the date on which the redemption payment must be made.

The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest its assets in instruments determined to present minimal credit risks. Each Fund, except the MUNICIPAL MONEY MARKET and TAX-FREE MONEY FUNDS, may not invest more than 5% of its assets in Second Tier Securities. The MUNICIPAL MONEY MARKET and TAX-FREE MONEY FUNDS may not invest more than 5% of their assets in Second Tier Conduit Securities.

From time to time, the Fund may obtain securities ratings from NRSROs, which may require the Fund to be managed in a manner that is more restrictive than Rule 2a-7.

SECTOR CONCENTRATION


THE FOLLOWING PARAGRAPH APPLIES TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, MUNICIPAL ULTRA SHORT, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND FUND, AND TAX-FREE MONEY FUNDS ONLY.
From time to time, the Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Such related sectors may include hospitals, retirement centers, pollution control, single family housing, multiple family housing, industrial development, utilities, education, and general obligation bonds. The Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Pennsylvania, Texas, New York, Florida, and Illinois.


THE FOLLOWING PARAGRAPHS APPLY TO THE WISCONSIN TAX-FREE FUND ONLY.
The Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in Wisconsin, Guam, the Virgin Islands, and Puerto Rico). Such related sectors may include community development, education, health care, hospitals, industrial development, pollution control, retirement centers, single family housing, multiple family housing, utilities, and general obligation bonds. The Fund may invest 25% or more of its assets in municipal bonds whose issuers are located in Wisconsin, and may also invest 25% or more of its assets in municipal bonds whose issuers are located in Guam, the Virgin Islands, and Puerto Rico.

GUAM RISK FACTORS. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam's economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. military operations and natural disasters may have a negative impact on Guam's economy.

PUERTO RICO RISK FACTORS. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, and tourism and generally parallels the United States' economy. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico's competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative on the overall economy of Puerto Rico.

STATE INVESTMENT RISK FACTORS. The Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in the same state or other geographic region. By concentrating investments in a geographic region, developments and certain events that directly impact that geographic region, as opposed to the national or global economy, may have a greater effect on the Fund's value than would occur if the Fund were less geographically concentrated. The following are examples of just some of the events that may affect the performance of a state-specific, tax-exempt fund for an extended period of time:

o Changes in state laws, including voter referendums that restrict revenues or raise costs for issuers.
o Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.
o Natural or other disasters such as floods, storms, droughts, or fires.
o Bankruptcy or financial distress of a prominent municipal issuer within the state.
o Economic issues that impact critical industries or large employers or that weaken real estate prices.
o Reductions in federal or state financial aid.
o Imbalance in the supply and demand for the state's municipal securities.

VIRGIN ISLANDS RISK FACTORS. The Virgin Islands are a self-governed territory of the United States and include St. Thomas, St. John, and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

Wisconsin Risk Factors. The fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound, and (3) the issuer's level of debt is reasonable given its financial status.

The economy of Wisconsin is fairly diverse which serves to limit the credit risk of its securities. Concentration of Wisconsin's economy occurs primarily in industries that focus on dairy and meat products, motor vehicles, and paper products due to the state's supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well. Wisconsin's economy has also outperformed the U.S. economy in unemployment. Wisconsin's rate has been below the national average for the last 10 years. Further, Wisconsin has ranked high in its ability to create jobs, particularly those in services and manufacturing.

Wisconsin's total revenue is received from several sources including: various taxes levied by the state; fees, permits, licenses, and service charges paid by users of services, facilities, and privileges provided by the state; investment income; and donations and contributions. For the fiscal year 1997-1998, the Wisconsin state government received revenues totaling $29.6 billion from all sources, including federal and nontax revenue. Its expenditures totaled $21.6 billion, of which $15.7 billion was derived from general purpose revenue, program revenue, and federal funding. For the 1997-1999 bienium, state budgeted allocations totaled $37.4 billion. Thirty-five percent went for state operations, 40.1% for local assistance, and 24.1% for aids to individuals and organizations. State tax revenues totaled $10.5 billion for 1997-1998, which includes over $9.5 billion in general purpose revenue. Income tax revenue totaled approximately $5.7 billion and sales and excise taxes were $3.3 billion.

Nationally, in 1995-1996, Wisconsin ranked 15th in total per capita state and local government revenue and in 1997-1998, ranked 7th in revenue from state taxes per $1,000 personal income. Wisconsin ranked 14th for total general state and local government per capita expenditures in 1995-1996.

Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Constitution of the State of Wisconsin requires that the annual tax be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the income, the Legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year. However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues, or both.

Wisconsin has experienced, and may experience in the future, times when its general fund has a negative cash position. To address this situation, the Secretary of Administration may reallocate up to 5% of the general purpose revenue appropriations that are currently in effect. Payments in this form must follow this preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced;
(ii) payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority and may not be prorated or reduced; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration, and may not be prorated or reduced.

Possible federal budget cuts could also affect Wisconsin's economy. Future reductions in federal aid would have a more direct impact on individuals, local governments and service providers than on the state. The possible impact of such a proposal on the state would likely come in the form of the state being asked to increase the support of the affected parties.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, AND ULTRA SHORT FUNDS.
STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

THE FOLLOWING SECTION APPLIES TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL ULTRA SHORT, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND FUND, TAX-FREE MONEY, AND WISCONSIN TAX-FREE FUNDS ONLY.
TAXABLE SECURITIES


The Fund may invest up to 20% of its net assets in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others: (1) obligations issued or guaranteed, as to principal and interest, by the United States government, its agencies, or instrumentalities; (2) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (3) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; (4) investments in derivatives; and (5) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of the Fund's shareholders. In addition, each Fund, except the Tax-Free Money and Wisconsin Tax-Free Funds, may invest up to 100% of its total assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
TEMPORARY DEFENSIVE POSITION


The Fund may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objectives. Please note, the High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond, Municipal Ultra Short, Short-Term High Yield Municipal, Short-Term Municipal Bond, and Wisconsin Tax-Free Funds do not invest in securities issued by foreign governments.


U.S. GOVERNMENT SECURITIES

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

o the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
o the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   government   provides   financial  support  to  such  U.S.
government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

VARIABLE- OR FLOATING-RATE SECURITIES


The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.


Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 15% of its net assets (10% for money market Funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.


In determining the Fund's weighted average effective portfolio maturity, the Fund (except money market Funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature,
(2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes. Money market Funds will determine the maturity of floating- and variable-rate securities in accordance with Rule 2a-7 under the Investment Company Act of 1940.


THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT FUNDS ONLY.
WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS
MONEY,  MONEY  MARKET,   MUNICIPAL  MONEY  MARKET,  AND  TAX-FREE  MONEY  FUNDS.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS
MONEY,  MONEY  MARKET,   MUNICIPAL  MONEY  MARKET,  AND  TAX-FREE  MONEY  FUNDS.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             DIRECTORS AND OFFICERS


The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Richard S. Strong (indicated below by an asterisk *) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds"). Each director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board of Directors annually or as otherwise required.

All of the Directors who are not directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year.

*RICHARD S. STRONG (DOB 5/12/42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds since July 1994.

Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee
Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

STANLEY KRITZIK (DOB 1/9/30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

WILLIAM F. VOGT (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association - Western Section and a Fellow of the American College of Medical Practice Executives.

NEAL MALICKY (DOB 9/14/34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

GORDON B. GREER (DOB 2/17/32), Director of the Strong Funds since March 2002.

Mr. Greer has been Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

SUSAN A. HOLLISTER (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

RICHARD W. SMIRL (DOB 4/18/67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

GILBERT L. SOUTHWELL III (DOB 4/13/54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

DENNIS A. WALLESTAD (DOB 11/3/62), Vice President of the Strong Funds since October 1999.

Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

                            Directors' Fund Ownership
                             As of December 31, 2001

                                                                                DIRECTOR


FUND
                                            ----------------------------------------------------------------------------------
                                            Richard      Willie D.   Gordon Greer    Stanley     Neal Malicky    William F.
                                            S.             Davis                     Kritzik                        Vogt
                                            Strong(1)
------------------------------------------- ----------- ------------ ------------- ------------- ------------- ---------------
Corporate Bond Fund                         Over        None         None          $1-$10,000    None          $1-$10,000
                                            $100,000
Government Securities Fund                  Over        None         None          $1-$10,000    None          $1-$10,000
                                            $100,000
Heritage Money Fund                         Over        None         $50,001-100,00Over          Over          $1-$10,000
                                            $100,000                               $100,000      $100,000
High-Yield Bond Fund                        Over        None         None          $1-$10,000    None          $50,001-100,000
                                            $100,000
High-Yield Municipal Bond Fund              Over        None         None          $1-$10,000    None          $1-$10,000
                                            $100,000
Intermediate Municipal Bond Fund            Over        None         None          None          None          None
                                            $100,000
Investors Money Fund                        None        None         None          None          None          None
Money Market Fund                           Over        None         None          None          None          $10,001-$50,000
                                            $100,000
Municipal Bond Fund                         Over        Over         None          $1-$10,000    None          $1-$10,000
                                            $100,000    100,000
Municipal Money Market Fund                 Over        Over         None          None          None          None
                                            $100,000    $100,000
Municipal Ultra Short Fund                  Over        None         None          None          None          $10,001-$50,000
                                            $100,000
Short-Term Bond Fund                        Over        None         None          $1-$10,000    None          $1-$10,000
                                            $100,000
Short-Term High-Yield Bond Fund             Over        None         None          $1-$10,000    None          None
                                            $100,000
Short-Term High Yield Municipal Fund        Over        None         None          None          None          None
                                            $100,000
Short-Term Municipal Bond Fund              Over        Over         None          $1-$10,000    None          $1-$10,000
                                            $100,000    $100,000
Tax-Free Money Fund                         Over        None         None          None          None          None
                                            $100,000
Ultra Short Fund                            Over        None         None          Over          None          $1-$10,000
                                            $100,000                               $100,000
Wisconsin Tax-Free Fund                     Over        None         None          None          None          None
                                            $100,000
Strong Family of Funds(2)                   Over        Over         Over          Over          Over          Over $100,000
                                            $100,000    $100,000     $100,000      $100,000      $100,000


 (1) This Director is deemed an "interested person" as defined in the 1940 Act.
(2) The Strong Family of Funds includes 27 registered open-end management investment companies consisting of 64 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

                          Aggregate Compensation Table
                  for the Fiscal Year Ended October 31, 2001(1)


                                                                         DIRECTOR(2)

FUND
                                            ----------------------------------------------------------------------
                                              Willie D.      Stanley    Neal Malicky   Marvin E.     William F.
                                                Davis      Kritzik(3)                  Nevins(4)       Vogt(5)
------------------------------------------- -------------- ------------ ------------- ------------- --------------
Corporate Bond Fund                                $3,914       $3,943        $3,914        $3,914         $4,285
Government Securities Fund                         $5,647       $5,548        $5,647        $5,647         $6,032
Heritage Money Fund                                $6,682       $6,732        $6,682        $6,682         $7,315
High-Yield Bond Fund                               $2,618       $2,640        $2,618        $2,618         $2,865
High-Yield Municipal Bond Fund                     $1,495       $1,506        $1,495        $1,495         $1,638
Intermediate Municipal Bond Fund(6)                   $25          $25           $25           $25            $25
Investors Money Fund                               $2,689       $2,708        $2,689        $2,689         $2,943
Money Market Fund                                  $8,225       $8,414        $8,225        $8,225         $9,148
Municipal Ultra Short Fund                         $6,136       $6,180        $6,136        $6,136         $6,719
Municipal Bond Fund                                $1,034       $1,042        $1,034        $1,034         $1,133
Municipal Money Market Fund                       $10,914      $10,996       $10,914       $10,914        $11,946
Short-Term Bond Fund                               $4,816       $4,851        $4,816        $4,816         $5,274
Short-Term High-Yield Bond Fund                    $1,176       $1,185        $1,176        $1,176         $1,287
Short-Term High Yield Municipal Fund                 $511         $515          $511          $511           $556
Short-Term Municipal Bond Fund                     $1,270       $1,279        $1,270        $1,270         $1,390
Tax-Free Money Fund(7)                               $110         $110          $110          $110           $115
Ultra Short Fund                                  $10,238      $10,314       $10,238       $10,238        $11,209
Wisconsin Tax-Free Fund(8)                            $50          $50           $50           $50            $50
Strong Funds(9)                                  $140,189     $141,156      $140,189      $140,189       $153,238

(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board of Directors, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Interested directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(4) Mr. Nevins retired from the Board of Directors effective February 11, 2002.
(5) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(6) For the three-month fiscal period ended October 31, 2001. For the fiscal year ended October 31, 2002, the estimated amount of aggregate compensation is $130 for each of Mr. Davis, Mr. Kritzik, Mr. Malicky, and Mr. Nevins and $145 for Mr. Vogt.
(7) For the ten-month fiscal period ended October 31, 2001. For the fiscal year ended October 31, 2002, the estimated amount of aggregate compensation is $485 for each of Mr. Davis, Mr. Malicky, and Mr. Nevins, $490 for Mr. Kritzik, and $520 for Mr. Vogt.
(8) For the six-month fiscal period ended October 31, 2001. For the fiscal year ended October 31, 2002, the estimated amount of aggregate compensation is $205 for each of Mr. Davis, Mr. Kritzik, Mr. Malicky, and Mr. Nevins and $230 for Mr. Vogt.
(9) The Strong Funds include 27 registered open-end management investment companies consisting of 64 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Aggregate compensation includes the amount paid to the Directors by the Strong Funds during each of their most recently completed 12-month fiscal period.

Unless otherwise noted below, as of January 31, 2002, the current officers and directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.



                 FUND                              CLASS - SHARES(1)                         PERCENT(1)
---------------------------------------- -------------------------------------- --------------------------------------
Corporate Bond                           Investor Class - 4,350,438                              3.58%
High-Yield Bond                          Investor Class - 2,755,709                              2.23%
High-Yield Municipal Bond                Investor Class - 339,763                                1.13%
Municipal Bond                           Investor Class - 402,999                                1.40%
Short-Term Bond                          Investor Class - 7,964,746                              5.80%
Short-Term High Yield Bond               Investor Class - 3,332,138                              8.21%
Short-Term High Yield Municipal          Investor Class - 163,412                                1.11%
Short-Term Municipal Bond                Investor Class - 798,326                                1.50%
Wisconsin Tax-Free                       Investor Class - 38,805                                 1.14%


(1)  Includes the amount owned by former director, Mr. Nevins, if any.

                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of January 31, 2002 no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.


            NAME AND ADDRESS                              FUND - CLASS - SHARES                        PERCENT
------------------------------------------ ---------------------------------------------------- ----------------------
Charles Schwab & Co. Inc.                  Corporate Bond - Investor Class - 23,701,819                  19.49%
101 Montgomery St.
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith Inc.   Corporate Bond - Investor Class - 21,844,594                  17.97%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL  32246-6484

Charles Schwab & Co. Inc.                  Corporate Bond - Advisor Class - 2,824,081                    81.83%
101 Montgomery St.
San Francisco, CA  94104-4122

Security Trust Company                     Corporate Bond - Advisor Class - 969,833                      12.14%
FBO Paracelsus Healthcare Retirement
Savings Plan
2390 E. Camelback Rd. Ste 240
Phoenix, AZ  85016-3434

Charles Schwab & Co. Inc.                  Corporate Bond- Institutional Class - 1,116,111               30.15%
101 Montgomery St.
San Francisco, CA  94104-4122

75% Equity Portfolio                       Corporate Bond - Institutional Class - 383,709                10.37%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Gettysburg College                         Corporate Bond - Institutional Class - 372,787                10.07%
300 N. Washington St.
Gettysburg, PA  17325-1400






90% Equity Portfolio                       Corporate Bond - Institutional Class - 276,903                 7.48%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

50% Equity Portfolio                       Corporate Bond - Institutional Class - 254,599                 6.88%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

60% Equity Portfolio                       Corporate Bond - Institutional Class - 195,364                 5.28%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Charles Schwab & Co. Inc.                  Government Securities - Investor Class - 35,300,497           23.37%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.                  Government Securities - Investor Class - 13,361,593            8.85%
101 Montgomery St.
San Francisco, CA  94104-4122

Prudential Securities Inc.                 Government Securities - Investor Class - 8,323,765             5.51%
1 New York Plz
New York, NY  10004-1901

Charles Schwab & Co. Inc.                  Government Securities - Advisor Class - 1,805,270             61.08%
101 Montgomery St.
San Francisco, CA  94104-4122

Transamerica Life Insurance and Annuity    Government Securities - Advisor Class - 969,833               32.81%
Company
1150 S. Olive St. Ste T 1005
Los Angeles, CA  90015-2249

Charles Schwab & Co. Inc.                  Government Securities - Institutional Class -                 16.67%
101 Montgomery St.                         1,172,144
San Francisco, CA  94104-4122

First American Trust Co.                   Government Securities - Institutional Class -                 15.13%
421 N. Main St.                            1,063,472
Santa Ana, CA  92701-4617

HSBC Bank USA                              Government Securities - Institutional Class -                 12.00%
P.O. Box  1329                             843,570
Buffalo, NY  14240-1329

Exeter Trust Company                       Government Securities - Institutional Class -                 11.51%
P.O. Box 40860                             809,464
Rochester, NY  14604-4278






Balanced Portfolio                         Government Securities - Institutional Class -                  6.99%
Edvest WI College Savings Program          491,203
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Ripon College                              Government Securities - Institutional Class -                  5.90%
300 Seward Street                          414,952
P.O. Box 248
Ripon, WI  54971-0248

US Clearing Corp                           Heritage Money - Investor Class - 169,287,769                 12.95%
26 Broadway
New York, NY  10004-1703

Wexford Clearing Services FAO Baptist      Heritage Money - Advisor Class - 2,067,400                    17.85%
General Conference Cornerstone Fund
1 New York Plz
New York, NY  10292-0001

Wexford Clearing Services FAO              Heritage Money - Advisor Class - 1,152,584                     9.95%
John Backstrom
1 New York Plz
New York, NY  10292-0001

Wexford Clearing Services FAO              Heritage Money - Advisor Class - 833,751                       7.20%
William B. Mitchell
1 New York Plz
New York, NY  10292-0001

United Airlines                            Heritage Money - Institutional Class - 125,000,000            21.07%
1200 E. Algonquin Rd.
Arlington Heights, IL  6005-4712

Dean V. White                              Heritage Money - Institutional Class - 106,303,4701           17.92%
1000 E. 80th Pl Ste 700N
Merrillville, IN  46410-5676

ADP Pacific Inc.                           Heritage Money - Institutional Class - 60,000,000             10.11%
800 Delaware Ave Ste 602
Wilmington, DE  19801-1365

Lands' End Inc.                            Heritage Money - Institutional Class - 41,448,698              6.99%
5 Lands End Ln.
Dodgeville, WI  53595-0001

Monroe & Co                                Heritage Money - Institutional Class - 35,000,000              5.90%
FAO Chiuni A-1 Construction
P.O. Box 160
Westerville, OH  43086-0160

Strong Opportunity Fund, Inc.              Heritage Money - Institutional Class - 30,000,000              5.06%
Institutional Cash Management Group
P.O. Box 782
Milwaukee, WI  53201-0782

Charles Schwab & Co. Inc.                  High-Yield Bond - Institutional Class - 3,414,951             66.18%
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Services Corp           High-Yield Bond - Institutional Class - 587,025               11.38%
One World Financial Center
200 Liberty St.
New York, NY  10281-1003

Charles Schwab & Co. Inc.                  High-Yield Bond - Investor Class - 38,991,854                 31.49%
101 Montgomery St.
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith Inc.   High-Yield Bond - Investor Class - 10,136,979                  8.19%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL  32246-6484

Charles Schwab & Co. Inc.                  High-Yield Bond - Advisor Class - 2,114,292                   92.25%
101 Montgomery St.
San Francisco, CA  94104-4122

Pearl Total Return Fund                    High-Yield Bond - Institutional Class - 366,139                7.10%
P.O. Box 209
Muscatine, IA  52761-0069

LaSalle Bank National Association          High-Yield Bond - Institutional Class - 276,934                5.37%
P.O. Box 1443
Chicago, IL  60690-1443

McAllen Firemen's Pensin & Relief Fund     High-Yield Bond - Institutional Class - 264,743                5.13%
101 S. Bicentennial Blvd
McAllen, TX  78501-7059

Charles Schwab & Co. Inc.                  High-Yield Municipal Bond - Investor Class -                   8.42%
101 Montgomery St.                         4,475,437
San Francisco, CA  94104-4122

US Clearing Corp                           Intermediate Municipal Bond - Investor Class -                22.49%
26 Broadway                                59,613
New York, NY  10004-1703

Robert L. Fisbune &                        Intermediate Municipal Bond - Investor Class -                 9.42%
Kathleen M. Fishbune                       24,980
1309 Fox Glen Dr.
Saint Charles, IL  60174-8831

Youssry H. Gilpatrick                      Intermediate Municipal Bond - Investor  Class -                8.70%
81637 Hwy 111 Ste 1                        23,068
Indio, CA  92201-4625

Brian J. Bell                              Intermediate Municipal Bond - Investor Class -                 7.52%
69 Saint Botolph St. Apt. 5                19,933
Boston, MA  02116-6467






US Clearing Corp                           Money Market - Investor Class - 226,152,012                   11.72%
26 Broadway
New York, NY  10004-1703

Emre & Co.                                 Money Market - Investor Class - 159,264,826                    8.26%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  Municipal Bond - Investor Class - 2,808,657                    9.78%
101 Montgomery St.
San Francisco, CA  94104-4122

US Clearing Corp                           Municipal Money Market - Investor Class -                      6.06%
26 Broadway                                176,903,703
New York, NY  10004-1703

Charles Schwab & Co. Inc.                  Municipal Ultra Short - Investor Class - 39,302,605           15.32%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.                  Municipal Ultra Short - Advisor Class - 2,258,840             83.86%
101 Montgomery St.
San Francisco, CA  94104-4122

Dain Rauscher Inc. FBO                     Municipal Ultra Short - Advisor Class - 135,163                5.02%
Jan B Rittenhouse
Audrey G. Rittenhouse Jt Ten
1685 Bent Creed Dr.
Southlake, TX  76092-9411

Charles Schwab & Co. Inc.                  Municipal Ultra Short - Institutional Class -                 34.59%
101 Montgomery St.                         19,700,219
San Francisco, CA  94104-4122

M W Simpson                                Municipal Ultra Short - Institutional Class -                  5.88%
2720 Pecan Dr.                             3,349,926
Tyler, TX  75701-5343

George Rohr                                Municipal Ultra Short - Institutional Class -                  5.61%
NCH Advisors                               3,196,084
712 5th Ave Fl 46
New York, NY  10019-4108

Edward L. Steinberg &                      Municipal Ultra Short - Institutional Class -                  5.56%
Judith A. Steinberg Jt Ten                 3,169,175
C/O SDA Enterprises, Inc.
West Tower - Suite 1400
777 S. Flagler Dr.
West Palm Beach, FL  33401-6161

Charles Schwab & Co. Inc.                  Short-Term Bond -Investor Class - 24,293,243                  17.70%
101 Montgomery St.
San Francisco, CA  94104-4122






Strong Investments, Inc.                   Short-Term Bond - Investor Class - 7,964,544                   5.80%
100 Heritage Reserve
Menomonee Falls, WI  53051

Charles Schwab & Co. Inc.                  Short-Term Bond - Advisor Class - 993,354                     93.02%
101 Montgomery St.
San Francisco, CA  94104-4122

Gene A. Salmon                             Short-Term Bond - Institutional Class - 838,472               13.74%
DBA G-S Service Co.
P.O. Box 308
Urbana, IL  61803-0308

Charles Schwab & Co. Inc.                  Short-Term Bond - Institutional Class - 764,963               12.53%
101 Montgomery St.
San Francisco, CA  94104-4122

Emre & Co.                                 Short-Term Bond - Institutional Class - 532,009                8.72%
P.O. Box 1408
Milwaukee, WI  53201-1408

Muhlenberg College                         Short-Term Bond - Institutional Class - 407,470                6.68%
2400 W. Chew St.
Allentown, PA  18104-5564

Richard C. Sears &                         Short-Term Bond - Institutional Class - 355,385                5.82%
Deborah Marx Sears
P.O. Box 574
Palisades, NY  10964-0574

Charles Schwab & Co. Inc.                  Short-Term High Yield Bond - Investor Class -                 32.85%
101 Montgomery St.                         13,339,889
San Francisco, CA  94104-4122

NA Bank                                    Short-Term High Yield Bond - Investor Class -                  8.60%
P.O. Box 2180                              3,493,011
Tulsa, OK  74101-2180

Strong Investments, Inc.                   Short-Term High Yield Bond - Investor Class -                  8.18%
100 Heritage Reserve                       3,323,071
Menomonee Falls, WI  53051

Charles Schwab & Co. Inc.                  Short-Term High Yield Bond - Advisor Class -                  96.79%
101 Montgomery St.                         2,349,838
San Francisco, CA  94104-4122

Dean V. White                              Short-Term High Yield Municipal - Investor Class -            26.51%
1000 E. 80th Pl Ste 700N                   3,907,927
Merrillville, IN  46410-5667

Charles Schwab & Co. Inc.                  Short-Term High Yield Municipal - Investor Class -            15.23%
101 Montgomery St.                         2,245,489
San Francisco, CA  94104-4122






Charles Schwab & Co. Inc.                  Short-Term Municipal Bond - Investor Class -                  14.13%
101 Montgomery St.                         7,511,931
San Francisco, CA  94104-4122

Skywest Inc.                               Short-Term Municipal Bond - Investor Class -                   8.42%
444 S. River Rd.                           4,475,437
St. George, UT  84790-2085

US Clearing Corp                           Tax-Free Money - Investor Class - 19,601,877                  16.88%
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co. Inc.                  Ultra Short - Investor Class - 70,180,542                     22.92%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.                  Ultra Short - Advisor Class - 8,608,460                       88.55%
101 Montgomery St.
San Francisco, CA  94104-4122

Cooper Cameron Corp                        Ultra Short - Institutional Class - 9,481,184                 13.06%
1333 West Loop S. Ste 1700
Houston, TX  77027-9101

Bankers Trust Company                      Ultra Short - Institutional Class - 9,001,253                 12.40%
P.O. Box 9005
Church Street Station
New York, NY  10008

Jeffrey Skoll Tr                           Ultra Short - Institutional Class - 8,589,679                 11.83%
2005 Hamilton Ave Ste 260
San Jose, CA  95125-6122

Charles Schwab & Co. Inc.                  Ultra Short - Institutional Class - 7,439,555                 10.25%
101 Montgomery St.
San Francisco, CA  94104-4122

Schnitzer Investment Corp                  Ultra Short - Institutional Class - 6,644,179                  9.15%
DBA Lasco Shipping Co
P.O. Box 10047
Portland, OR  97296-0047

Bankers Trust Co.                          Ultra Short - Institutional Class - 4,136,133                  5.70%
Church Street Station
P.O. Box 9005
New York, NY  10008

US Clearing Corp                           Wisconsin Tax-Fee - Investor Class - 865,819                  25.50%
26 Broadway
New York, NY  10004-1703


                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Mr. Strong is the Chief Investment Officer, Chairman, and a Director of the Advisor, Ms. Hollister is Associate Counsel of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President, and Assistant Secretary of the Advisor, Mr. Southwell is Associate Counsel of the Advisor, Mr. Wallestad is Assistant Executive Vice President of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President, Chief Financial Officer, and Secretary of the Advisor. As of December 31, 2001, the Advisor had $46 billion under management.


The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.


The Board of Directors last reviewed the Advisory Agreement on May 4, 2001. In its review, the Board of Directors was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, the proposed changes in the scope of services to be provided to the Fund by the Advisor and the impact of the proposed changes on each Fund's total expense ratio; (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and, with respect to the non-investment advisory services that the Advisor would no longer provide the Fund under the Advisory Agreement, the ability of the Fund to continue to obtain the same type and quality of services on fair and reasonable terms, including cost, from affiliates of the Advisor or other service providers; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.


Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


On July 23, 1999 for the Corporate Bond, Government Securities, and Short-Term Bond Funds, on January 28, 2000 for the Heritage Money, High-Yield Bond, High-Yield Municipal Bond, Municipal Bond, Short-Term High Yield Municipal, Short-Term Municipal Bond Short-Term High Yield Bond, and Ultra Short Funds, on May 5, 2000 for the Municipal Ultra Short, and on May 4, 2001, for the Investors Money, Money Market, Municipal Money Market, and Tax-Free Money Funds, the Board of Directors of the Fund determined that certain administrative services provided by the Advisor under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board of Directors also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares is, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same.

As a result of these arrangements, the following changes to the management fees were made. The management fee paid was reduced by 0.25% of the average daily net asset value effective August 31, 1999 for the Corporate Bond, Government Securities, High-Yield Bond, Short-Term Bond, and Short-Term High Yield Bond Funds and effective February 29, 2000 for the High-Yield Municipal Bond, Municipal Bond, Short-Term High Yield Municipal, and Short-Term Municipal Bond Funds. The management fee paid by the Ultra Short Fund was reduced by 0.25% of the average daily net asset value of the Fund, effective August 31, 1999 and was further reduced 0.05% effective July 31, 2000. The management fee paid by the Municipal Ultra Short Fund was reduced by 0.30% of the average daily net asset value of the Fund, effective July 31, 2000. The management fee paid by the Heritage Money Fund was reduced by 0.35% of the average daily net asset value of the Fund, effective March 31, 2000, and was reduced the same amount for the Investors Money, Money Market, Municipal Money Market, and Tax-Free Money Funds, effective July 23, 2001.

Because the Advisor and Institutional class shares of the Corporate Bond, Government Securities, Short-Term Bond, and Ultra Short Funds were first offered for sale on August 31, 1999, the Advisor class shares of the High-Yield Bond and Short-Term High Yield Bond Funds were first offered for sale on February 29, 2000, the Advisor and Institutional class shares of the Heritage Money Fund were first offered on March 31, 2000, the Institutional class shares of the Municipal Ultra Short Fund were first offered on July 31, 2000, the Advisor class shares of the Municipal Ultra Short Fund were first offered on October 2, 2000, and the Institutional class shares of the High-Yield Bond Fund were first offered on July 31, 2001, these classes were not affected by those arrangements.

On May 4, 2001, the Board of Directors approved the following changes to the Amended Advisory Agreement, which were approved by shareholders on July 20, 2001, for all Funds, except the Government Securities, Intermediate Municipal Bond, and Wisconsin Tax-Free Funds, and on July 30, 2001 for the Government Securities Fund. The revised Advisory Agreement for each Fund, except the Heritage Money, Investors Money, Money Market, Municipal Money Market, and Tax-Free Money Funds, calls for the management fee to be calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. The specific asset levels at which management fees are reduced for these Funds are described below. The revised Advisory Agreement eliminated a 2% cap on expenses, which had been included in the Amended Advisory Agreement for all Funds except the Tax-Free Money Fund under a state law requirement that has since been repealed. In addition, under the revised Advisory Agreement for all Funds, the management fee is accrued and payable daily, while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.

FUND                                           CURRENT ANNUAL RATE               PRIOR ANNUAL RATE
---------------------------------------------- --------------------------------- ---------------------------------
Corporate Bond Fund                            0.375%                            0.625% (Prior to 8/31/99)
Government Securities Fund                     0.35%                             0.60% (Prior  to 8/31/99)
Heritage Money Fund                            0.15%                             0.50% (Prior to 3/31/00)
High-Yield Bond Fund                           0.375%                            0.625% (Prior to 8/31/99)
High-Yield Municipal Bond Fund                 0.35%                             0.60% (Prior to 2/29/00)
Intermediate Municipal Bond Fund               0.37%                             Not Applicable
Investors Money Fund                           0.15%                             0.50% (Prior to 7/23/01)
Money Market Fund                              0.15%                             0.50% (Prior to 7/23/01)
Municipal Bond Fund                            0.35%                             0.60% (Prior to 2/29/01)
Municipal Money Market Fund                    0.15%                             0.50% (Prior to 7/23/01)
Municipal Ultra Short Fund                     0.30%                             0.60% (Prior to 7/31/00)
Short-Term Bond Fund                           0.375%                            0.625% (Prior to 8/31/99)
Short-Term High Yield Bond Fund                0.375%                            0.625% (Prior to 8/31/99)
Short-Term High Yield Municipal Fund           0.35%                             0.60% (Prior to 2/29/01)
Short-Term Municipal Bond Fund                 0.25%                             0.50% (Prior to 2/29/01)
Tax-Free Money Fund                            0.15%                             0.50% (Prior to 7/23/01)
Ultra Short Fund                               0.30%                             0.60% (Prior to 8/31/99)
                                                                                 0.35% (8/31/99 - 7/30/00)
Wisconsin Tax-Free Fund                        0.37%                             Not Applicable


In  addition,  the Funds  shown below are  subject to the  following  breakpoint schedule.

                                                            CURRENT ANNUAL MANAGEMENT FEE RATE
---------------------------------------- --------------------------------------------------------------------------
                                                                 AVERAGE DAILY NET ASSETS
---------------------------------------- ------------------- -------------------------- ---------------------------
                                          FOR ASSETS UNDER         FOR THE NEXT                 FOR ASSETS
FUND                                         $4 BILLION        $2 BILLION IN ASSETS        $6 BILLION AND ABOVE
---------------------------------------- ------------------- -------------------------- ---------------------------
Corporate Bond Fund                            0.375%                  0.35%                      0.325%
Government Securities Fund                     0.35%                  0.325%                      0.30%
High-Yield Bond Fund                           0.375%                  0.35%                      0.325%
High-Yield Municipal Bond Fund                 0.35%                  0.325%                      0.30%
Intermediate Municipal Bond Fund               0.37%                  0.345%                      0.32%
Municipal Bond Fund                            0.35%                  0.325%                      0.30%
Municipal Ultra Short Fund                     0.30%                  0.275%                      0.25%
Short-Term Bond Fund                           0.375%                  0.35%                      0.325%
Short-Term High Yield Bond Fund                0.375%                  0.35%                      0.325%
Short-Term High Yield Municipal Fund           0.35%                  0.325%                      0.30%
Short-Term Municipal Bond Fund                 0.25%                  0.225%                      0.20%
Ultra Short Fund                               0.30%                  0.275%                      0.25%
Wisconsin Tax-Free Fund                        0.37%                  0.345%                      0.32%

The Fund paid the following management fees for the time periods indicated:

                                                                                           MANAGEMENT FEE
      FISCAL YEAR ENDED           MANAGEMENT FEE ($)            WAIVER($)                 AFTER WAIVER ($)
------------------------------- ----------------------- --------------------------- -----------------------------

Corporate Bond Fund

10/31/99                                     5,046,206                           0                   5,046,206
10/31/00                                     3,283,128                           0                   3,283,128
10/31/01                                     4,289,846                           0                   4,289,846

Government Securities Fund

10/31/99                                     7,481,765                           0                   7,481,765
10/31/00                                     4,432,845                           0                   4,432,845
10/31/01                                     5,177,814                           0                   5,177,814

Heritage Money Fund

2/28/99                                      7,652,154                   2,785,677                   4,866,477
2/29/00                                      7,536,424                   1,824,825                   5,711,599
10/31/00(1)                                  2,029,349                     143,101                   1,886,248
10/31/01                                     2,816,454                           0                   2,816,454

High-Yield Bond Fund

10/31/99                                     3,464,553                           0                   3,464,553
10/31/00                                     2,628,270                           0                   2,628,270
10/31/01                                     3,354,432                           0                   3,354,432

High-Yield Municipal Bond Fund

8/31/99                                      3,859,214                           0                   3,859,214
8/31/00                                      2,371,409                           0                   2,371,409
10/31/00(2)                                    147,556                           0                     147,556
10/31/01                                     1,129,155                           0                   1,129,155

Intermediate Municipal Bond Fund

10/31/01(3)                                      1,406                       1,406                           0

Investors Money Fund

2/28/99                                        527,452                     527,452                           0
2/29/00                                      1,852,778                   1,852,778                           0
10/31/00(1)                                  1,989,923                   1,989,923                           0
10/31/01                                     2,887,165                   2,587,991                     299,174

Money Market Fund

2/28/99(4)                                   3,174,056                           0                   3,174,056
2/29/00                                      9,554,939                           0                   9,554,939
10/31/00(1)                                  6,826,713                           0                   6,826,713
10/31/01                                     8,469,711                           0                   8,469,711

Municipal Bond Fund

8/31/99                                      2,168,588                           0                   2,168,588
8/31/00                                      1,427,897                           0                   1,427,897
10/31/00(2)                                    147,556                           0                     147,556
10/31/01                                       860,285                           0                     860,285

Municipal Money Market Fund

2/28/99                                     10,267,586                           0                  10,267,586
2/29/00                                     11,638,090                           0                  11,638,090
10/31/00(1)                                  9,199,417                           0                   9,199,417
10/31/01                                    11,698,928                           0                  11,698,928

Municipal Ultra Short Fund

2/28/99                                      8,406,178                     424,023                   7,982,155
2/29/00                                     12,243,030                     209,102                  12,033,928
10/31/00(1)                                  5,043,516                      69,918                   4,973,598
10/31/01                                     4,525,644                           0                   4,525,644

Short-Term Bond Fund

10/31/99                                     7,635,090                           0                   7,635,090
10/31/00                                     4,458,692                           0                   4,458,692
10/31/01                                     4,887,840                           0                   4,887,840

Short-Term High Yield Bond Fund

10/31/99                                     1,165,909                           0                   1,165,909
10/31/00                                       986,307                           0                     986,307
10/31/01                                     1,360,896                           0                   1,360,896

Short-Term High Yield Municipal Fund

8/31/99                                        880,013                     458,998                     421,015
8/31/00                                        658,698                      89,790                     568,908
10/31/00(2)                                     78,041                           0                      78,041
10/31/01                                       453,466                           0                     453,466

Short-Term Municipal Bond Fund

8/31/99                                      1,379,237                           0                   1,379,237
8/31/00                                      1,049,689                           0                   1,049,689
10/31/00(2)                                    126,791                           0                     126,791
10/31/01                                       898,622                           0                     898,622

Tax-Free Money Fund

10/31/01(5)                                    269,434                           0                     269,434

Ultra Short Fund

2/28/99                                     15,176,159                           0                  15,176,159
2/29/00                                     12,516,453                           0                  12,516,453
10/31/00(1)                                  5,456,678                           0                   5,456,678
10/31/01                                     9,091,788                           0                   9,091,788

Wisconsin Tax-Free Fund

10/31/01(6)                                     27,842                      27,842                           0

(1)  For the eight-month fiscal period ended October 31, 2000.
(2)  For the two-month fiscal period ended October 31, 2000.
(3)  For the three-month fiscal period ended October 31, 2001.
(4)  For the four-month fiscal period ended February 28, 1999.
(5)  For the ten-month fiscal period ended October 31, 2001.
(6)  For the six-month fiscal period ended October 31, 2001.


The organizational expenses for the Fund which were advanced by the Advisor and which will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception are listed below.


                           FUND                                              ORGANIZATIONAL EXPENSES
------------------------------------------------------------ ---------------------------------------------------------
Short-Term High Yield Bond Fund                                                          $2,027
Short-Term High Yield Municipal Fund                                                     $6,104

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the
Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an -investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (E.G., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (E.G., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities  transactions,  to the extent  permitted by and  consistent  with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.


From time to time, the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.


From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

                                  ADMINISTRATOR


Effective November 30, 2001, the Fund entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator"), for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions as the Administration Agreement. Prior to November 30, 2001, the Fund had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided under the Advisory Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.

Each Fund, except the Tax-Free Money Fund, has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each multi-classed Fund has entered into separate administration agreements with the Administrator for each of its separate class of shares ("Administration Agreement - Investor Class," "Administration Agreement - Institutional Class," and "Administration Agreement - Advisor Class"). The High-Yield Municipal Bond, Investors Money, Intermediate Municipal Bond, Money Market, Municipal Bond, Municipal Money Market, Short-Term High Yield Municipal Fund, and Short-Term Municipal Bond Funds are authorized to offer Investor Class shares. The Corporate Bond, Government Securities, Heritage Money, High-Yield Bond, Municipal Ultra Short, and Short-Term Bond, and Ultra Short Funds are authorized to offer three classes of shares: Investor Class shares, Advisor Class shares, and Institutional Class shares. The Short-Term High Yield Bond and Wisconsin Tax-Free Funds are authorized to offer two classes of shares: Investor Class and Advisor Class shares.

The fees received and the services provided by the Administrator are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement.

ADMINISTRATION AGREEMENT - INVESTOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Investor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class shares, including Investor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class shareholders, and attending to routine correspondence and other communications with individual Investor Class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class shares of the Fund, earnings reports and other financial data;
(v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class shares may be effected, and certain other matters pertaining to the Investor Class shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Corporate Bond, Government Securities, High-Yield Bond, High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond , Short-Term Bond, Short-Term High Yield Bond, Short-Term High Yield Municipal, Short-Term Municipal Bond, and Wisconsin Tax-Free Funds under the Administration Agreement - Investor Class, the Advisor receives a fee from each Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Municipal Ultra Short and Ultra Short Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.33% of the Funds' average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Heritage Money, Investors Money, Money Market, Municipal Money Market, and
Tax-Free Money Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.37% of the Funds' average daily net assets. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to November 30, 2001, the Advisor provided administrative services to the Funds. Prior to July 23, 2001, the Advisor received a fee from the Municipal Ultra Short and Ultra Short Funds at the annual rate of 0.30%, from the Corporate Bond, High-Yield Bond, High-Yield Municipal Bond Fund, Municipal Bond Fund, Short-Term Bond, Short-Term High Yield Bond, Short-Term High Yield Municipal, and Short-Term Municipal Bond Funds at the annual rate of 0.25%, and from the Heritage Money Fund at the annual rate of 0.35% of the Funds' average daily net assets attributable to the Investor Class shares. Prior to July 31, 2001, the Advisor received a fee from the Government Securities Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares. Prior to April 12, 2001, the fees were computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - ADVISOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv)
supervising  the daily  pricing  of the  Fund's  investment  portfolios  and the publication  of the  respective  net asset values of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and
(xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares of the Municipal Ultra Short Fund and the Ultra Short Fund under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.33% of the Fund's average daily net assets attributable to the Advisor Class shares. For its services for the Advisor Class shares of the Heritage Money Fund under the Administration Agreement, the Administrator receives a fee from the Heritage Money Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Advisor Class shares. For its services for the Advisor Class shares of the Corporate Bond, Government Securities, High-Yield Bond, Short-Term Bond, Short-Term High Yield Bond, and Wisconsin Tax-Free Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to November 30, 2001, the Advisor provided administrative services to the Funds. Prior to July 23, 2001, the Advisor received a fee from the Municipal Ultra Short and Ultra Short Funds at the annual rate of 0.30% and from the Corporate Bond, High-Yield Bond, Short-Term Bond, and Short-Term High Yield Bond Funds at the annual rate of 0.25% of each Fund's average daily net assets attributable to the Advisor Class shares. Prior to July 31, 2001 the Advisor received a fee from the Government Securities Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares. Prior to April 12, 2001, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the Distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares of the Corporate Bond, Government Securities, Heritage Money, High-Yield Bond,
Municipal Ultra Short, Short-Term Bond, and Ultra Short Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator. Prior to November 30, 2001, the Advisor provided administrative services to the Fund. Prior to April 12, 2001, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE WISCONSIN TAX-FREE FUND - ADVISOR CLASS BECAUSE THIS FUND DOES NOT CURRENTLY OFFER THIS CLASS OF SHARES.

The Fund paid the following administrative fees for the time period indicated:

                                                                                              ADMINISTRATIVE FEE
      FISCAL YEAR ENDED           ADMINISTRATIVE FEE ($)             WAIVER ($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Corporate Bond Fund - Investor Class(1)

10/31/99(2)                                         367,177                            0                      367,177
10/31/00                                          2,167,790                            0                    2,167,790
10/31/01                                          2,888,758                            0                    2,888,758

Corporate Bond Fund - Advisor Class(3)

10/31/99(2)                                               0                            0                            0
10/31/00                                             12,861                            0                       12,861
10/31/01                                             41,529                            0                       41,529

Corporate Bond Fund - Institutional Class(3)

10/31/99(2)                                               9                            0                            9
10/31/00                                                648                            0                          648
10/31/01                                              3,221                            0                        3,221

Government Securities Fund - Investor Class(1)

10/31/99(2)                                         555,829                            0                      555,829
10/31/00                                          3,135,994                            0                    3,135,994
10/31/01                                          3,688,007                            0                    3,688,007

Government Securities Fund - Advisor Class(3)

10/31/99(2)                                               0                            0                            0
10/31/00                                                147                            0                          147
10/31/01                                              9,730                            0                        9,730

Government Securities Fund - Institutional Class(3)

10/31/99(2)                                               2                            0                            2
10/31/00                                              2,414                            0                        2,414
10/31/01                                              9,357                            0                        9,357

Heritage Money Fund - Investor Class(4)

10/31/00(5)                                       2,896,681                    1,423,402                    1,473,279
10/31/01                                          5,050,797                    2,476,280                    2,574,517






Heritage Money Fund - Advisor Class(6)

10/31/00(5)                                               2                            2                            0
10/31/01                                              2,465                        2,462                            3

Heritage Money Fund - Institutional Class(6)

10/31/00(5)                                          18,313                       13,119                        5,194
10/31/01                                             88,833                       65,938                       22,895

High-Yield Bond Fund - Investor Class(1)

10/31/99(2)                                         252,390                            0                      252,390
10/31/00                                          1,752,093                            0                    1,752,093
10/31/01                                          2,291,200                            0                    2,291,200

High-Yield Bond Fund - Advisor Class(7)

10/31/00(8)                                              87                            0                           87
10/31/01                                             19,957                            0                       19,957

High-Yield Bond Fund - Institutional Class(9)

10/31/01(10)                                            285                            0                          285

High-Yield Municipal Bond Fund - Investor Class(11)(12)

8/31/00(13)                                         562,379                             0                     562,379
10/31/00(14)                                        180,790                             0                     180,790
10/31/01                                            843,906                             0                     843,906

Intermediate Municipal Bond Fund - Investor Class(9)

10/31/01(10)                                          1,068                         1,056                          12

Investors Money Fund - Investor Class(15)

10/31/01(16)                                        669,641                       662,568                       7,073

Money Market Fund - Investor Class(15)

10/31/01(16)                                      2,111,020                             0                   2,111,020

Municipal Bond Fund - Investor Class(11)(12)

8/31/00(13)                                         349,719                             0                     349,719
10/31/00(14)                                        111,665                             0                     111,665
10/31/01                                            641,585                           110                     641,475

Municipal Money Market Fund - Investor Class(15)

10/31/01(16)                                      2,996,993                             0                   2,996,993






Municipal Ultra Short Fund - Investor Class(17)

10/31/00(18)                                        942,624                            0                      942,624
10/31/01                                          3,567,974                            0                    3,567,974

Municipal Ultra Short Fund - Advisor Class(19)

10/31/00(20)                                             20                            0                           20
10/31/01                                              8,244                            2                        8,242

Municipal Ultra Short Fund - Institutional Class(21)

10/31/00(18)                                         19,056                            0                       19,056
10/31/01                                             53,162                            0                       53,162

Short-Term Bond Fund - Investor Class(1)

10/31/99(2)                                         538,235                            0                      538,235
10/31/00                                          2,923,500                            0                    2,923,500
10/31/01                                          3,229,991                            0                    3,229,991

Short-Term Bond Fund - Advisor Class(3)

10/31/99(2)                                               0                            0                            0
10/31/00                                                 31                            0                           31
10/31/01                                              8,377                            0                        8,377

Short-Term Bond Fund - Institutional Class(3)

10/31/99(2)                                              81                            0                           81
10/31/00                                              3,914                            0                        3,914
10/31/01                                             10,830                            0                       10,830

Short-Term High Yield Bond Fund - Investor Class(1)

10/31/99(2)                                         105,543                            0                      105,543
10/31/00                                            657,497                            0                      657,497
10/31/01                                            920,397                            0                      920,397

Short-Term High Yield Bond Fund - Advisor Class(7)

10/31/00(8)                                              41                            0                           41
10/31/01                                             21,005                            0                       21,005

Short-Term High Yield Municipal Fund - Investor Class(11)(12)

8/31/00(13)                                         156,232                        25,727                     130,505
10/31/00(14)                                         57,494                        11,499                      45,995
10/31/01                                            339,121                        20,336                     318,785

Short-Term Municipal Bond Fund - Investor Class(11)(12)

8/31/00(13)                                         353,088                             0                     353,088
10/31/00(14)                                        130,272                             0                     130,272
10/31/01                                            950,372                             0                     950,372

Tax-Free Money Fund - Investor Class(15)

10/31/01(16)                                        128,684                         2,201                     126,483

Ultra Short Fund - Investor Class(1)

2/29/00(2)                                        2,928,500                            0                    2,928,500
10/31/00(3)                                       3,839,586                            0                    3,839,586
10/31/01                                          7,617,166                            0                    7,617,166

Ultra Short Fund - Advisor Class(4)

2/29/00(2)                                               33                            0                           33
10/31/00(3)                                              47                            0                           47
10/31/01                                            105,939                            0                      105,939

Ultra Short Fund - Institutional Class(4)

2/29/00(2)                                           16,802                            0                       16,802
10/31/00(3)                                          43,753                            0                       43,753
10/31/01                                            108,832                            0                      108,832

Wisconsin Tax-Free Fund - Investor Class(23)

10/31/01(24)                                         21,027                        21,027                           0

(1)  First applicable on August 31, 1999.
(2)  For the two-month fiscal period ended October 31, 1999.
(3)  First offered on August 31, 1999.
(4)  First applicable on March 31, 2000.
(5)  For the seven-month fiscal period ended October 31, 2000.
(6)  First offered on March 31, 2000.
(7)  First offered on February 29, 2000.
(8)  For the eight-month fiscal period ended October 31, 2000.
 (9) First offered on July 31, 2001.
(10) For the three-month fiscal period ended October 31, 2001.
(11) First applicable on February 29, 2000.
(12) These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into Investor Class shares on October 18, 2001.
(13) For the six-month fiscal period ended August 31, 2000.
(14) For the two-month fiscal period ended October 31, 2000.
(15) First applicable on July 23, 2001.
(16) For the three-month fiscal period ended October 31, 2001.
(17) First applicable on July 31, 2000.
(18) For the three-month fiscal period ended October 31, 2000.
(19) First offered on October 2, 2000.
(20) For the 30-day fiscal period ended October 31, 2000.
(21) First offered on July 31, 2000.
(22) For the six-month fiscal period ended October 31, 2000.
 (23)    First offered on April 6, 2001.
(24) For the six-month fiscal period ended October 31, 2001.




                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which are offered on a continuous basis. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The Investor Class, Advisor Class, and Institutional Class shares of each Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchases of these shares.

Pursuant to a distribution plan adopted on behalf of the Advisor Class shares of the Corporate Bond, Government Securities, Heritage Money, High-Yield Bond, Municipal Ultra Short, Short-Term Bond, Short-Term High Yield Bond, and Ultra Short Funds, and the Investor and Advisor Class shares of the Wisconsin Tax-Free Fund ("12b-1 shares") in accordance with Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the 12b-1 shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. The Distributor is not compensated under the Distribution Agreement for the distribution of Fund shares unless the Fund participates in the Rule 12b-1 Plan.


From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

THE FOLLOWING SECTION ONLY APPLIES TO THE 12B-1 SHARES OF THE CORPORATE BOND, GOVERNMENT SECURITIES, HERITAGE MONEY, HIGH-YIELD BOND, MUNICIPAL ULTRA SHORT, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, ULTRA SHORT, AND WISCONSIN TAX-FREE FUNDS.
                                DISTRIBUTION PLAN


The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act, on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal of 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor under the
Distribution Agreement for the 12b-1 shares of the Fund may be spent by the Distributor for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares.

The Rule 12b-1 Plan is known as a "compensation" plan because payments under the Rule 12b-1 Plan are made for services rendered to the Fund with respect to its 12b-1 shares regardless of the level of expenditures by the Distributor. The Board of Directors of the Fund, however, will take into account any expenditures made by the Distributor for purposes of both their quarterly review of the operation of the Rule 12b-1 Plan and in connection with their annual consideration of the Rule 12b-1 Plan's renewal.

The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board of Directors of the Fund, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board of Directors of the Fund and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Under the Rule 12b-1 Plan, the Distributor will provide the Board of Directors of the Fund and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.


NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE WISCONSIN TAX-FREE FUND - ADVISOR CLASS BECAUSE THIS FUND DOES NOT CURRENTLY OFFER THIS CLASS OF SHARES.


The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:

                                                                  ADVERTISING, PRINTING, AND
                                                                  MAILING OF PROSPECTUSES TO
                                              PAID BY                 OTHER THAN CURRENT            COMPENSATION TO
        FISCAL YEAR ENDED                    FUND ($)                  SHAREHOLDERS ($)            BROKER-DEALERS ($)
---------------------------------- ------------------------------ ---------------------------- ---------------------------

Corporate Bond Fund - Advisor Class(1)

10/31/99(2)                                               1                            0                            0
10/31/00                                             12,861                            0                       12,861
10/31/01                                             39,304                        4,706                       34,598

Government Securities Fund - Advisor Class(1)

10/31/99(2)                                               1                            0                            0
10/31/00                                                147                            0                          147
10/31/01                                              9,210                        2,336                        6,874

Heritage Money Fund - Advisor Class(3)

10/31/00(4)                                              22                            0                           22
10/31/01                                             30,727                        5,527                       25,199

High-Yield Bond Fund - Advisor Class(5)

10/31/00(6)                                              87                            0                           87
10/31/01                                             18,811                        2,868                       15,943

Municipal Ultra Short Fund - Advisor Class(7)

10/31/00(8)                                              16                            0                           16
10/31/01                                              6,816                        1,695                        5,121






Short-Term Bond Fund - Advisor Class(1)

10/31/99(2)                                               1                            0                            0
10/31/00                                                 31                            0                           31
10/31/01                                              7,765                        1,868                        5,897

Short-Term High Yield Bond Fund - Advisor Class(5)

10/31/00(6)                                              41                            0                           41
10/31/01                                             19,722                        3,458                       16,264

Ultra Short Fund - Advisor Class(1)

2/29/00(9)                                               33                            0                           33
10/31/00(6)                                              43                            0                           43
10/31/01                                             83,670                       15,708                       67,962

(1)  First offered on August 31, 1999.
(2)  For the two-month fiscal period ended October 31, 1999.
(3)  First offered on March 31, 2000.
(4)  For the seven-month fiscal period ended October 31, 2000.
(5)  First offered on February 29, 2000.
(6)  For the eight-month fiscal period ended October 31, 2000.
(7)  First offered on October 2, 2000.
(8)  For the 30-day fiscal period ended October 31, 2000.
(9)  For the six-month fiscal period ended February 29, 2000.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board of Directors, which provide, in part, that the commission received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar offerings during a comparable time period.


The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.


Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The  Advisor  may engage in  "step-out"  and  "give-up"  brokerage  transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.


When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board of Directors, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commission paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.


 With respect to the Fund's  foreign  equity  investing,  if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.


The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


From time to time, the Advisor may invest for a client in securities being offered in an initial public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives and restrictions, tolerance for risk and high portfolio turnover and tax situation; the investment merits of the IPO; the account's current holdings and the availability of funds to make the investment; whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction and other costs to the client making the investment. The team also may consider the account's past participation in IPOs and secondary offerings; brokerage commissions and mark-ups or mark-downs generated by trading for the account; and any other indicators of the client's contribution to the availability of the IPO investment opportunity. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. When a Fund is small, IPOs may greatly increase the Fund's total returns. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor usually is limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability of specific "hot issue" IPOs or "hot issue" IPOs generally to the Advisor.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the participating portfolio manager teams in accordance with pre-established percentages for each team. The trading desk then reallocates each team's percentage among those team clients participating in the order PRO RATA according to the number of shares ordered for each client, subject to rounding up or down to eliminate odd lots or de minimis amounts. The percentages of each limited availability IPO, typically a "hot issue," allocated to each team are fixed in advance, based on the amount of assets under management by each team and other indicators of a team's overall contribution to IPO deal flow, including brokerage generated and the team's overall trading and investing pattern. Team allocation percentages are periodically reevaluated and adjusted if appropriate, generally at intervals of six months or more. In addition, a separate, fixed portion of the percentage allocation of the portfolio manager team that manages the Advisor's private investment companies, or "hedge funds," is specifically designated to go to the hedge funds. Like the team level allocations, the amount designated for the hedge funds is determined in advance and is subject to periodic reevaluation and adjustment. It is designed to recognize the significant contribution made by the trading and investing of the hedge funds to IPO deal flow to the Advisor.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities among its clients in equal amounts or PRO RATA based on the size of an account's assets. Under the Advisor's IPO allocation procedures, certain clients, including the hedge funds, may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. These differences in IPO allocations result from, among other things, (1) different judgments made by each portfolio manager team at the time an IPO investment opportunity arises as to whether it would be a desirable and appropriate investment for each particular client and (2) the fact that the Advisor's IPO allocation procedures permit those clients who contribute more to "hot issue" deal flow to receive greater allocations of limited availability "hot issue" IPOs in proportion to the size of their accounts than may be allocated to other clients.

The Advisor also has a policy of blocking further purchases of IPOs for certain client accounts when the portion of the account's total return for the trailing four-calendar-quarter period-to-date that is attributable to IPO investments exceeds certain percentage limits. The restriction remains in place until IPO-driven performance falls below the percentage limits. This policy is designed to help ensure that the Advisor does not attract separate account clients or fund investors on the basis of IPO-driven performance that the Advisor may not be able to sustain or replicate. The blocking policy is applied only to those registered investment companies and separate account clients whose performance is advertised or included in composites of account performance used to market the Advisor's services. The hedge funds managed by the Advisor are not subject to these limits.

The Advisor's policies and procedures generally result in greater IPO allocations (as a percentage of client assets under management) to the hedge funds and to other clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings. As do the hedge funds, these clients may pay the Advisor higher account management fees, including performance fees.


Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.


At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

The Fund paid the following brokerage commissions for the time periods indicated:

                     FISCAL YEAR ENDED                                      BROKERAGE COMMISSIONS ($)
------------------------------------------------------------ ---------------------------------------------------------

Corporate Bond Fund

10/31/99                                                                               199,168
10/31/00                                                                               126,482
10/31/01                                                                               142,778

Government Securities Fund

10/31/99                                                                               106,300
10/31/00                                                                               314,044
10/31/01                                                                               357,607

Heritage Money Fund

2/28/99                                                                                      0
2/29/00                                                                                      0
10/31/00(1)                                                                                  0
10/31/01                                                                                     0

High-Yield Bond Fund

10/31/99                                                                                34,164
10/31/00                                                                                 1,200
10/31/01                                                                                14,944

High-Yield Municipal Bond Fund

8/31/99                                                                                 18,021
8/31/00                                                                                     12
10/31/00(2)                                                                                  0
10/31/01                                                                                10,474

Intermediate Municipal Bond Fund

10/31/01(3)                                                                                180

Investors Money Fund

2/28/99                                                                                      0
2/29/00                                                                                      0
10/31/00(1)                                                                                  0
10/31/01                                                                                     0

Money Market Fund

2/28/99(4)                                                                                   0
2/29/00                                                                                      0
10/31/00(1)                                                                                  0
10/31/01                                                                                     0


Municipal Bond Fund

8/31/99                                                                                  8,196
8/31/00                                                                                     31
10/31/00(2)                                                                              6,436
10/31/01                                                                                28,217

Municipal Money Market Fund

2/28/99                                                                                      0
2/29/00                                                                                      0
10/31/00(1)                                                                                  0
10/31/01                                                                                     0

Municipal Ultra Short Fund

2/28/99                                                                                      0
2/29/00                                                                                  5,075
10/31/00(1)                                                                              2,980
10/31/01                                                                                 1,518

Short-Term Bond Fund

10/31/99                                                                               145,602
10/31/00                                                                                86,933
10/31/01                                                                                66,222

Short-Term High Yield Bond Fund

10/31/99                                                                                 1,388
10/31/00                                                                                     0
10/31/01                                                                                 8,870

Short-Term High Yield Municipal Fund

8/31/99                                                                                  1,932
8/31/00                                                                                      5
10/31/00(2)                                                                                455
10/31/01                                                                                 1,366

Short-Term Municipal Bond Fund

8/31/99                                                                                      0
8/31/00                                                                                      4
10/31/00(2)                                                                                455
10/31/01                                                                                 9,092

Tax-Free Money Fund

10/31/01(5)                                                                                  0

Ultra Short Fund

2/28/99                                                                                276,758
2/29/00                                                                                 66,060
10/31/00(1)                                                                             25,746
10/31/01                                                                                61,565

Wisconsin Tax-Free Fund

10/31/01(6)                                                                                410

(1)  For the eight-month fiscal period ended October 31, 2000.
(2)  For the two-month fiscal period ended October 31, 2000.
(3)   For the three-month fiscal period ended October 31, 2001.
(4)   For the four-month fiscal period ended February 28, 1999.
(5)   For the ten-month fiscal period ended October 31, 2001.
(6)   For the six-month fiscal period ended October 31, 2001.

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

        REGULAR BROKER OR DEALER (OR PARENT) ISSUER              VALUE OF SECURITIES OWNED AS OF OCTOBER 31, 2001
------------------------------------------------------------ ---------------------------------------------------------
Salomon Smith Barney, Inc.                                   $23,000 (Heritage Money)
Goldman, Sachs, & Company                                    $18,184 (Heritage Money)
Morgan Stanley Dean Witter & Company                         $4,491(Heritage Money)
Morgan Stanley Dean Witter & Company                         $8,982 (Investors Money)
Credit Suisse First Boston Corporation                       $7,055 (Investors Money)
Goldman, Sachs & Company                                     $5,695 (Investors Money)
Salomon Smith Barney, Inc.                                   $4,000 (Investors Money)
Credit Suisse First Boston Corporation                       $30,705 (Money Market)
Goldman, Sachs & Company                                     $26,076 (Money Market)
Morgan Stanley Dean Witter & Company                         $23,452 (Money Market)
Salomon Smith Barney, Inc.                                   $18,398 (Money Market)
Lehman Brothers, Inc.                                        $52,375 (Municipal Money Market)
Salomon Smith Barney, Inc.                                   $11,890 (Short-Term Bond)
J.P. Morgan Chase & Company                                  $38,022 (Ultra Short)
Bear, Stearns & Company, Inc.                                $19,565 (Ultra Short)
Salomon Smith Barney, Inc.                                   $4,443 (Ultra Short)

The table below shows the following Fund's portfolio turnover rate for the last two fiscal periods.

FUND                                                   OCTOBER 31, 2001       OCTOBER 31, 2000
------------------------------------------------- ---------------------- ----------------------
------------------------------------------------- ---------------------- ----------------------
Corporate Bond                                                   341.4%                 293.9%
Government Securities                                            552.2%                 373.3%
High-Yield Bond                                                  114.4%                 103.8%
High-Yield Municipal Bond                                         24.9%                1.4%(1)
Intermediate Municipal Bond                                   114.6%(2)                     NA
Municipal Bond                                                   118.3%                7.2%(1)
Municipal Ultra Short                                             71.3%               36.5%(3)
Short-Term Bond                                                  129.3%                  94.1%
Short-Term High Yield Bond                                        72.9%                  66.8%
Short-Term High Yield Municipal                                   62.8%                6.0%(1)
Short-Term Municipal Bond                                         73.7%                8.9%(1)





Ultra Short                                                       69.6%               38.4%(3)
Wisconsin Tax-Free                                             53.8%(4)                     NA

(1)  For the two-month fiscal period ended October 31, 2000.
(2)  For the three-month fiscal period ended October 31, 2001.
(3)  For the eight-month fiscal period ended October 31, 2000.
(4)  For the six-month fiscal period ended October 31, 2001.


                                    CUSTODIAN


 As custodian of the Funds' assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board of Directors and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Funds.


                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator,  P.O. Box 2936,  Milwaukee,  WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is compensated as follows:

-------------------------------------- -------------------------------------------------------------------------------
        FUND TYPE/SHARE CLASS                                              FEE(1)
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Investor Class shares of Money Funds   $32.50 annual open account fee, $4.20 annual closed account fee.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Advisor Class shares of Money          0.20% of the average daily net asset value of all Advisor Class shares.
Funds(2)
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Institutional Class shares of Money    0.015% of the average daily net asset value of all Institutional Class shares.
Funds
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Investor  Class  shares of Income Funds  $31.50  annual open account fee,  $4.20 annual closed account fee.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Advisor Class shares of Income Funds   0.20% of the average daily net asset value of all Advisor Class shares.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Institutional Class shares of Income   0.015% of the average daily net asset value of all Institutional Class shares.
Funds
-------------------------------------- -------------------------------------------------------------------------------


(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.
(2) Excluding the Strong Heritage Money Fund. The fee for the Heritage Money Fund is 0.015% of the average daily net asset value of all Advisor Class shares.


The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE WISCONSIN TAX-FREE FUND - ADVISOR CLASS BECAUSE THE FUND DOES NOT CURRENTLY OFFER THESE SHARES.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services:

                                           OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
        FUND               FEE($)           EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Corporate Bond Fund - Investor Class

10/31/99                      1,775,735              79,907              5,140                   0          1,860,782
10/31/00                      2,073,570              48,801              2,310                   0          2,124,681
10/31/01                      2,767,048              28,729            335,012                   0          3,130,789

Corporate Bond Fund - Advisor Class(1)

10/31/99(2)                           0                   0                  0                   0                  0
10/31/00                         10,289                   4                  0                   0             10,293
10/31/01                         31,443                  64             25,338                 621             56,224

Corporate Bond Fund - Institutional Class(1)

10/31/99(2)                          14                   0                  0                   0                 14
10/31/00                            486                 190                  0                   0                676
10/31/01                          2,416               4,632              2,609                   0              9,657

Government Securities Fund - Investor Class

10/31/99                      2,369,342              94,520              4,458                   0          2,468,320
10/31/00                      3,059,977              39,191              1,975                   0          3,101,143
10/31/01                      3,672,977              17,446            284,357                   0          3,974,780

Government Securities Fund - Advisor Class(1)

10/31/99(2)                           0                   0                  0                   0                  0
10/31/00                            118                  14                  0                   0                132
10/31/01                          7,243                  51              9,356                1326             15,324

Government Securities Fund - Institutional Class(1)

10/31/99(2)                           1                   0                  0                   0                  1
10/31/00                          1,811                 180                  0                   0              1,991
10/31/01                          7,018               3,903             22,261                   0             33,182

Heritage Money Fund - Investor Class

2/28/99                         429,562             437,379              6,934             873,875                  0
2/29/00                         400,608             240,845              1,629             643,082                  0
10/31/00(3)                     306,992             170,967                745              34,330            444,374
10/31/01                        458,452              92,223            148,869                   3            699,541

Heritage Money Fund - Advisor Class(4)

10/31/00(5)                           1                  28                  0                   1                 28
10/31/01                          1,849               8,834             16,531              10,079             17,135

Heritage Money Fund - Institutional Class(4)

10/31/00(5)                      13,736               3,645                  0              13,713              3,668
10/31/01                         66,625              60,949             32,044              81,404             78,214

High-Yield Bond Fund - Investor Class

10/31/99                        904,780              52,097              3,710                   0            960,587
10/31/00                      1,242,643              31,807              1,543                   0          1,275,993
10/31/01                      1,756,129              15,036            251,667                   0          2,022,832

High-Yield Bond Fund - Advisor Class(6)

10/31/00(3)                          70                   3                  0                   0                 73
10/31/01                         15,048                  83             36,121              22,861             28,391

High-Yield Bond Fund - Institutional Class(7)

10/31/01(8)                         210                  41                271                   0                522

High-Yield Municipal Bond Fund - Investor Class(9)

 8/31/99                        436,171              46,645               2,370                 0             485,186
 8/31/00                        420,155              23,983                 954                 0             445,092
10/31/00(10)                     62,739                 240                   0                 0              62,979
10/31/01                        311,480               5,114             140,813                 0             457,407

Intermediate Municipal Bond Fund - Investor Class(7)

10/31/01(8)                         398                   9              2,000               1,527                880

Investors Money Fund - Investor Class

2/28/99                         251,864              49,571              4,445             305,880                  0
2/29/00                         727,677             109,810              2,642             588,333            251,796
10/31/00(3)                     767,064              22,231              2,674             403,778            388,191
10/31/01                      1,475,914              15,432            460,436             238,889          1,712,893

Money Market Fund - Investor Class

2/28/99(11)                   1,661,035             652,807             22,733             929,694          1,406,881
2/29/00                       4,887,805             890,952             16,899           1,781,251          4,014,405
10/31/00(3)                   3,420,849             452,288              7,638           1,350,121          2,530,654
10/31/01                      5,670,975             209,217          1,325,530           4,005,497          3,200,225

Municipal Bond Fund - Investor Class(9)

 8/31/99                        347,518              26,735               1,904                  0            376,157
 8/31/00                        329,410              21,365                 967                  0            351,743
10/31/00((10)                    47,887                 235                   0                  0             48,122
10/31/01                        270,137               5,548             132,842                  0            408,527

Municipal Money Market Fund - Investor Class

2/28/99                         838,904           1,196,575             15,506                   0          2,050,985
2/29/00                         842,430             539,402              3,439                   0          1,385,271
10/31/00(1)                     590,567             469,649              1,616                   0          1,061,832
10/31/01                        876,147             166,001            294,539                   0          1,336,687

Municipal Ultra Short Fund - Investor Class

2/28/99                         324,809             137,790              4,545             467,144                  0
2/29/00                         398,606             108,675              1,352             508,633                  0
10/31/00(3)                     255,552              71,683                592             160,218            167,609
10/31/01                        360,747              17,755            131,436                   0            509,938

Municipal Ultra Short Fund - Advisor Class(12)

10/31/00(13)                         13                   1                  0                   0                 14
10/31/01                          5,453                  18              1,155                   6              6,620

Municipal Ultra Short Fund - Institutional Class(14)

10/31/00(15)                     14,292                 597                  0                   0             14,889
10/31/01                         63,360                 135              1,145                   0             64,640

Short-Term Bond Fund - Investor Class

10/31/99                      2,130,200             147,103             10,017                   0          2,287,320
10/31/00                      2,075,050              98,012              4,010                   0          2,177,072
10/31/01                      2,171,687              31,380            519,577                   0          2,722,644

Short-Term Bond Fund - Advisor Class(1)

10/31/99(2)                           0                   0                  0                   0                  0
10/31/00                             25                   1                  0                   0                 26
10/31/01                          6,212                  37              7,137                 571             12,815

Short-Term Bond Fund - Institutional Class(1)

10/31/99(2)                          46                   0                  0                   0                 46
10/31/00                          2,936                 226                  1                   0              3,163
10/31/01                          8,122               2,022              5,886                   0             16,030

Short-Term High Yield Bond Fund - Investor Class

10/31/99                        247,012              18,998                944                   0            266,954
10/31/00                        345,383              21,822                470                   0            367,675
10/31/01                        480,352               7,177             76,815                   0            564,344

Short-Term High Yield Bond Fund - Advisor Class(6)

10/31/00(3)                          33                   0                  0                   0                 33
10/31/01                         15,778                  67             12,532               2,057             26,320

Short-Term High Yield Municipal Fund - Investor Class(9)

8/31/99                          48,819               9,380                 273                 0              58,472
8/31/00                          70,864               7,622                 144                 0              78,630
10/31/00(10)                     10,481                 599                   0                 0              11,080
10/31/01                         53,758               1,805              25,240                 0              80,803

Short-Term Municipal Bond Fund - Investor Class(9)

8/31/99                         175,340              24,622                 909                 0             200,871
8/31/00                         193,524              17,283                 463                 0             211,270
10/31/00(10)                     29,740               2,483                   0                 0              32,223
10/31/01                        205,331               4,736              77,561                 0             287,628

Tax-Free Money  Fund - Investor Class

10/31/01(16)                      9,987               1,130             12,023              13,874              9,266

Ultra Short Fund - Investor Class

2/28/99                       2,751,398             258,389             20,905                   0          3,030,692
2/29/00                       1,432,696             341,469              8,365                   0          1,782,530
10/31/00(3)                   1,838,553             152,896              3,638                   0          1,995,087
10/31/01                      3,086,582              81,386            679,275                   0          3,847,243

Ultra Short Fund - Advisor Class(1)

2/29/00(17)                          26                   3                  0                   0                 29
10/31/00(3)                          35                   2                  0                   0                 37
10/31/01                         66,984                  95             19,739                  40             86,778

Ultra Short Fund - Institutional Class(1)

2/29/00(17)                      12,601               2,076                  0                   0             14,677
10/31/00(3)                      32,815               1,166                  1                   0             33,982
10/31/01                         81,624               1,152              9,754                   0             92,530

Wisconsin Tax-Free Money Fund - Investor Class(17)

10/31/01(18)                      4,599                 375             27,720              26,715              5,979

(1)  First offered on August 31, 1999.
(2)  For the two-month fiscal period ended October 31, 1999.
(3)  For the eight-month fiscal period ended October 31, 2000.
(4)  First offered on March 31, 2000.
(5)  For the seven-month fiscal period ended October 1, 2000.
(6)  First offered on February, 29, 2000.
(7)  First offered on July 31, 2001.
(8)  For the three-month fiscal period ended October 31, 2001.
(9) These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into Investor Class shares on October 18. 2001.
(10) For the two-month fiscal period ended October 31, 2000.
(11) For the four-month fiscal period ended February 28, 1999.
(12) First offered on October 2, 2000.
(13) For the 30-day fiscal period ended October 31, 2000.
(14) First offered on July 31, 2000.
(15) For the three-month fiscal period ended October 31, 2000.
(16) For the ten-month fiscal period ended October 31, 2001.
 (17)    For the six-month fiscal period ended February 29, 2000.
 (18)    First offered on April 6, 2000.
 (19)    For the six-month fiscal period ended October 31, 2001.


                                      TAXES

GENERAL


The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and 90% of its net tax-exempt income must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance with these requirements. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of the Excise Tax on undistributed income and gains.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT FUNDS ONLY.
FOREIGN TRANSACTIONS


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. These gains will be treated as ordinary income.


THE FOLLOWING SECTION APPLIES TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, MUNICIPAL ULTRA SHORT, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, TAX-FREE MONEY, AND WISCONSIN TAX-FREE FUNDS ONLY.

MUNICIPAL SECURITIES

A substantial portion of the dividends paid by the Fund will qualify as exempt-interest dividends and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the IRC.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a municipal market discount bond purchased by the Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.

PURCHASES IN KIND


Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.


USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carry forward position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carry forward position.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS
MONEY,  MONEY  MARKET,   MUNICIPAL  MONEY  MARKET,  AND  TAX-FREE  MONEY  FUNDS.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each Fund or of each class of shares of a Fund is calculated by taking the value of the Fund's total assets attributable to that Fund or class, subtracting all its liabilities attributable to that Fund or class, and dividing by the total number of shares outstanding of that Fund or class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board of Directors.

THE FOLLOWING PARAGRAPH APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT FUNDS ONLY. Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. Debt securities are valued by pricing services that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, ask or bid prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.


THE FOLLOWING PARAGRAPH APPLIES TO THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY. The Fund values its securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

                       ADDITIONAL SHAREHOLDER INFORMATION


ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.


BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund (see the "Strong Exchange Option" in your prospectus) or redeem shares of the Strong Money Market Fund and return the proceeds to you (see the "Redemption Option" in your prospectus), we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.


THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEE WAIVERS

The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.


FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. If no direction is provided as to how the proceeds should be sent, we will mail a check to the address on your account.




MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as check writing, the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS


TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. For the year 2001, you are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 or 100% of earned income between your Traditional IRA and your non-working spouse's Traditional IRA, but no more than $2,000 in one account). Beginning in year 2002, the maximum annual contribution limit for Traditional IRA contributions will increase from the current maximum of $2,000 to:

o        $3,000 in years 2002 through 2004
o        $4,000 in years 2005 through 2007
o        $5,000 in 2008.

AFTER 2008, YOUR MAXIMUM ANNUAL CONTRIBUTION LIMIT MAY BE ADJUSTED FOR INFLATION IN INCREMENTS OF $500. UNDER CERTAIN CIRCUMSTANCES, YOUR CONTRIBUTION WILL BE DEDUCTIBLE.

Also, beginning in 2002, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute: o $500 for years 2002 through 2005 o $1,000 for 2006 and each year thereafter.

ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). For the year 2001, you are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. Beginning in year 2002, your maximum annual contribution limit for Roth IRA contributions will increase from the current $2,000 up to:

o        $3,000 in years 2002 through 2004
o        $4,000 in years 2005 through 2007
o        $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500.

If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free.

If your modified AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

Beginning in 2002, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:
o $500 for years 2002  through  2005
o $1,000 for 2006 and each year thereafter.

EDUCATION SAVINGS ACCOUNTS: Taxpayers may contribute up to $500 per year into an Education Savings Account for the benefit of a child under age 18. Starting in taxable years beginning after December 31, 2001, the annual contribution limit to Education Savings Accounts increases to $2,000. Total contributions to any one child cannot exceed the annual contribution limit, which is $500 per year for the year 2001. The contributor must have modified AGI under $110,000 (single) or $160,000 (joint) to contribute to an Education Savings Account.
Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). Beginning in 2002, the phase out range for contributions made by joint taxpayers will increase to $190,000 and the maximum adjusted gross income will increase to $220,000. Also starting in 2002, corporations and non-profit entities may make Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Education Savings Account to pay qualified higher education expenses are federally tax free. Beginning in 2002, qualified education expenses will include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. Beginning in 2002, distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,500, for the year 2001, on a pre-tax basis, to a SIMPLE-IRA account. The SIMPLE IRA deferral limit will increase as follows:

$7,000 in 2002
$8,000 in 2003
$9,000 in 2004
$10,000 in 2005.

These annual deferral limits are indexed for inflation in $500 increments beginning in 2006. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred. If you have reached age 50 before the end of the plan year, you may make "catch-up" contributions to your SIMPLE IRA. The catch-up limits for a SIMPLE IRA are as follows:

$500 for 2002
$1,000 for 2003
$1,500 for 2004
$2,000 for 2005
$2,500 for 2006 and thereafter.

The catch-up limit is indexed for inflation in $500 increments in 2007 and thereafter.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

PLEASE NOTE, all contribution limits and other information presented in this section describe the provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.


RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM


Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.


TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and backing up electronic transactions.
                                  ORGANIZATION

The Fund is a "Series" of common stock of a Corporation, as described in the chart below:



                                                Incorporation  Date Series  Date Class     Authorized       Par
                 Corporation                        Date         Created      Created        Shares      Value ($)
----------------------------------------------- -------------- ------------ ------------ --------------- -----------
Strong Advantage Fund, Inc.                       08/31/88                                 Indefinite       .0001
   - Strong Ultra Short Fund                                    08/31/88                   Indefinite       .0001
     *  Investor Class(1)                                                    08/31/88      Indefinite       .0001
     *  Advisor Class                                                        08/23/99      Indefinite       .0001
     *  Institutional Class                                                  08/23/99      Indefinite       .0001
Strong Corporate Bond Fund, Inc.(2)               07/19/85                                 Indefinite        .001
   - Strong Corporate Bond Fund                                 07/19/85                   Indefinite        .001
     *  Investor Class(1)                                                    07/19/85      Indefinite        .001
     *  Advisor Class                                                        08/23/99      Indefinite        .001
     *  Institutional Class                                                  08/23/99      Indefinite        .001
Strong Government Securities Fund, Inc.           08/08/86                                 Indefinite        .001
   - Strong Government Securities Fund                          08/08/86                   Indefinite        .001
     *  Investor Class(1)                                                    08/08/86      Indefinite        .001
     *  Advisor Class                                                        08/23/99      Indefinite        .001
     *  Institutional Class                                                  08/23/99      Indefinite        .001
Strong Heritage Reserve Series, Inc.              06/02/89                                 Indefinite      .00001
   - Strong Heritage Money Fund                                 05/11/95                   Indefinite      .00001
     *  Investor Class(3)                                                    05/11/95      Indefinite      .00001
     *  Advisor Class                                                        03/24/00      Indefinite      .00001
     *  Institutional Class                                                  03/24/00      Indefinite      .00001
   - Strong Investors Money Fund                                01/21/98                   Indefinite      .00001
     *  Investor Class(4)                                                    01/21/98      Indefinite      .00001
Strong High-Yield Municipal Bond Fund, Inc.       03/20/87                                 Indefinite        .001
   - Strong High-Yield Municipal Bond Fund                      03/20/87                   Indefinite        .001
     *  Investor Class(5)                                                    03/20/87      Indefinite        .001
     *  Advisor Class                                                        02/22/00      Indefinite        .001
Strong Income Funds, Inc.(6)                      02/24/89                                 Indefinite      .00001
   - Strong High-Yield Bond Fund                                10/27/95                   Indefinite      .00001
     *  Investor Class(5)                                                    02/22/00      Indefinite      .00001
     *  Advisor Class                                                        02/22/00      Indefinite      .00001
     *  Institutional Class                                                  07/13/01      Indefinite      .00001
   - Strong Short-Term High Yield Bond Fund                     06/26/97                   Indefinite      .00001
     *  Investor Class(5)                                                    02/22/00      Indefinite      .00001
     *  Advisor Class                                                        02/22/00      Indefinite      .00001
Strong Money Market Fund, Inc.                    07/19/85                                 Indefinite       .0001
     - Strong Money Market Fund                                 07/19/85                   Indefinite       .0001
     *  Investor Class(4)                                                    07/19/85      Indefinite       .0001
Strong Municipal Bond Fund, Inc.                  07/28/86      07/28/86                   Indefinite        .001
   - Strong Municipal Bond Fund                   07/28/86      07/28/86                   Indefinite        .001
     *  Investor Class(5)                                                    07/28/86      Indefinite        .001
     *  Advisor Class                                                        02/22/00      Indefinite        .001
     *  Institutional Class                                                  07/24/00      Indefinite        .001
Strong Municipal Funds, Inc. (6)                  07/28/96                                 Indefinite      .00001
   - Strong Intermediate Municipal Bond Fund                    07/13/01                   Indefinite      .00001
     *  Investor Class                                                       07/13/01      Indefinite      .00001
  - Strong Municipal Ultra Short Fund                          10/27/95                   Indefinite      .00001
     *  Investor Class(7)                                                    10/27/95      Indefinite      .00001
     *  Advisor Class                                                        09/21/00      Indefinite      .00001
     *  Institutional Class                                                  07/24/00      Indefinite      .00001
   - Strong Municipal Money Market Fund                         07/28/86                   Indefinite      .00001
     *  Investor Class(4)                                                    07/28/86      Indefinite      .00001
   - Strong Short-Term High Yield Municipal                     10/13/97                   Indefinite      .00001
   Fund(5)
     *  Investor Class                                                       10/13/97      Indefinite      .00001
   - Strong Tax-Free Money Fund                                 12/01/00                   Indefinite      .00001
   - Strong Wisconsin Tax-Free Fund                             03/15/01                   Indefinite      .00001
     *  Investor Class                                                       03/15/01      Indefinite      .00001
     *  Advisor Class                                                        03/15/01      Indefinite      .00001
Strong Short-Term Bond Fund, Inc.                 03/20/87                                 Indefinite        .001
   - Strong Short-Term Bond Fund                                03/20/87                   Indefinite        .001
     *  Investor Class(1)                                                    03/20/87      Indefinite        .001
     *  Advisor Class                                                        08/23/99      Indefinite        .001
     *  Institutional Class                                                  08/23/99      Indefinite        .001
Strong Short-Term Municipal Bond Fund, Inc.       12/28/90      12/28/90                   Indefinite      .00001
   - Strong Short-Term Municipal Bond Fund        12/28/90      12/28/90                   Indefinite      .00001
     *  Investor Class(5)                                                    12/28/90      Indefinite      .00001
     *  Advisor Class                                                        02/22/00      Indefinite      .00001
     *  Institutional Class                                                  07/24/00      Indefinite      .00001


(1) Prior to August 23, 1999, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(2)  Prior to April 17, 1995,  the  Corporation's  name was Strong  Income Fund,
     Inc.
(3) Prior to March 24, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(4) Prior to April 9, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(5) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(6) Prior to October 27, 1995, the Corporations' name was Strong Municipal Money Market Fund, Inc.
(7) Prior to April 17, 1995, the Corporation's name was Strong U.S. Treasury Money Fund, Inc.


The Strong Corporate Bond Fund is a diversified series of Strong Corporate Bond Fund, Inc., which is an open-end management investment company. The Government Securities Fund is a diversified series of Strong Government Securities Fund, Inc., which is an open-end management investment company. The Strong Heritage Money and the Strong Investors Money Funds are diversified series of Strong Heritage Reserve Series, Inc., which is an open-end management company. Strong High-Yield Municipal Bond Fund is a diversified series of Strong High-Yield Municipal Bond Fund, Inc., which is an open-end management investment company. The Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund are diversified series of Strong Income Funds, Inc., which is an open-end management investment company. The Strong Money Market Fund is a diversified series of Strong Money Market Fund, Inc., which is an open-end management investment company. Strong Municipal Bond Fund is a diversified series of Strong Municipal Bond Fund, Inc., which is an open-end management investment company. The Strong Intermediate Municipal Bond Fund, Strong Municipal Ultra Short Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, and Strong Tax-Free Money Fund are diversified series of Strong Municipal Funds, Inc., which is an open-end management investment company. The Strong Ultra Short Fund is a diversified series of Strong Advantage Fund, Inc., which is an open-end management investment company. The Wisconsin Tax-Free Fund is a nondiversified series of Strong Municipal Funds, Inc., which is an open-end management investment company. The Strong Short-Term Bond Fund is a diversified series of Strong Short-Term Bond Fund, Inc., which is an open-end management investment company. The Strong Short-Term Municipal Bond Fund is a diversified series of Strong Short-Term Municipal Bond Fund, Inc., which is an open-end management investment company.


The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION


The Funds may advertise a variety of types of performance information (before and after taxes) as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.


A multiple class Fund will separately calculate performance information for each class of shares. The performance figures for each class of shares will vary based on differences in their expense ratios.


Performance figures for Institutional Class shares of the Corporate Bond, Government Securities, Short-Term Bond, and Ultra Short Funds, which were first offered to the public on August 31, 1999, include the historical performance of each Fund's Investor Class shares for the period from a Fund's inception through August 30, 1999. For the Advisor Class shares of these Funds, which also were first offered to the public on August 31, 1999, performance is based on the historical performance of each Fund's Investor Class of shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. Performance figures for Institutional Class shares of the Heritage Money Fund and the Municipal Ultra Short Fund, which were first offered to the public on, March 31, 2000 and July 31, 2000, respectively, include the historical performance of the Fund's Investor Class shares for the period from the Fund's inception through, March 30, 2000, and July 30, 2000, respectively. For the Advisor Class shares of the Municipal Ultra Short and Ultra Short Funds, which were first offered to the public on October 2, 2000, performance is based on the historical performance of the Fund's Investor Class shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. For the Advisor Class shares of the Heritage Money Fund, which were first offered to the public on March 31, 2000, performance is based on the historical performance of the Fund's Investor Class shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. Performance figures for the Advisor Class shares of the High-Yield Bond and Short-Term High Yield Bond Funds, which were first offered to the public on February 29, 2000, include the historical performance of each Fund's Investor Class shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. Performance figures for the Institutional Class shares of the High-Yield Bond Fund, which were first offered to the public on July 31, 2001, include the historical performance of the Fund's Investor Class shares for the period from the Fund's inception through July 30, 2001. The performance figures for each class of shares will vary based on differences in their expense ratios.

Historical returns for the Advisor Class shares provided in this SAI may be higher or lower than historical returns provided in previous SAIs and other materials because current systems are able to more effectively reflect the recalculation process.


THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY:
7-DAY CURRENT AND EFFECTIVE YIELD

The Fund's 7-day current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus amortized discount, minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. Effective yield is equal [(base period return + 1)(365/7)]- 1.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. 30-DAY YIELD

The Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. In computing its yield, the Fund follows certain standardized accounting practices specified by rules of the SEC. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[( A-B + 1)6 - 1]
                                      ----
                                       cd
  Where   a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

THE FOLLOWING SECTION APPLIES TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, MUNICIPAL ULTRA SHORT, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, AND TAX-FREE MONEY FUNDS ONLY.

TAXABLE EQUIVALENT YIELD

The Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Tax-equivalent yield does not reflect possible variations due to the federal alternative minimum tax.


The Wisconsin Tax-Free Fund's tax-equivalent yield is calculated with a combined federal and state income tax rate, using the maximum income tax rate for Wisconsin. In addition, the calculation assumes that the shareholder is taking an itemized deduction for state income taxes and is not subject to the phase-out of itemized deductions. The formula for calculating the combined tax rate is as follows:

(Federal rate - (State rate * Federal rate)) + State rate.


An investor may want to determine which investment, tax-exempt or taxable, will provide you with a higher after-tax return. To determine the tax-equivalent yield, simply divide the yield from the tax-exempt investment by the sum of (1 minus the investor's marginal tax rate). The tables below are provided for making this calculation for selected tax-exempt yield and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate.

The  following  table is based upon the 2002  federal  tax rates in effect as of

January 1, 2002.

-------------------------------------------------------------------------------------------------------------
                                                                      A TAX-FREE YIELD OF:
-------------------------------------------------------------------------------------------------------------
                                                     --------------------------------------------------------
             2002 Taxable Income Levels                  4%          5%         6%         7%         8%
-----------------------------------------------------
                   ------------------------------------------------------------------------------------------
                     Married Filing    Marginal Tax           IS EQUIVALENT TO A TAXABLE YIELD OF:
      Single            Jointly            Rate
-------------------------------------------------------------------------------------------------------------
      under $6,001      under $12,001      10%             4.44%      5.56%      6.67%      7.78%      8.89%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
    $6,001-$27,950    $12,001-$46,700      15%             4.71%      5.88%      7.06%      8.24%      9.41%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   $27,951-$67,700   $46,701-$112,850      27%             5.48%      6.85%      8.22%      9.59%     10.96%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
  $67,701-$141,250  $112,851-$171,950      30%             5.71%      7.14%      8.57%     10.00%     11.43%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 $141,251-$307,050  $171,951-$307,050      35%             6.15%      7.69%      9.23%     10.77%     12.31%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
     over $307,050      over $307,050     38.6%            6.51%      8.14%      9.77%     11.40%     13.03%
-------------------------------------------------------------------------------------------------------------


DISTRIBUTION RATE


The distribution rate (before and after taxes) for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.


AVERAGE ANNUAL TOTAL RETURN


The Fund's average annual total return quotation (including after taxes on distributions and after taxes on distributions and sale of Fund shares, as described in the "Total Return" section below) is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total returns reflect the impact of sales charges, if any.


TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.


The Fund may also use after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions show the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distribution, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect (39.1%). Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Total return for the oldest class of the Fund reflects actual performance for all periods. For other classes, total returns before inception reflect the oldest class' performance, adjusted for the difference in sales charges and expenses among the classes.


CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.

SPECIFIC FUND PERFORMANCE


                                   7-DAY YIELD
                      (7-day period ended January 31, 2002)

                                           ---------------------                               ----------------------
                                           Tax Equivalent Yield                                       Without
                                            (30% Tax Bracket)                                   Waivers/Absorptions
--------------------- --------- ---------- --------------------- ---------------- ------------ ----------------------
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
                      Current   Effective  Current    Effective      Waived        Absorbed    Current     Effective
        Fund           Yield      Yield      Yield      Yield    Management Fees   Expenses      Yield       Yield
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
Heritage Money -       1.72%      1.73%       --         --            --            0.20%       1.52%       1.53%
Investor Class
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
Heritage Money -       1.66%      1.67%       --         --            --            0.15%       1.51%       1.52%
Advisor Class
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
Heritage Money -       1.89%      1.91%       --         --            --            0.04%       1.85%       1.87%
Institutional Class
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
Investors Money        1.50%      1.51%       --         --            --            0.21%       1.29%       1.30%
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
Money Market           1.34%      1.35%       --         --            --            1.34%       0.00%       0.00%
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
Municipal Money        1.47%      1.48%      2.10%      2.11%          --             --         1.47%       1.48%
Market
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
Tax-Free Money Fund    1.35%      1.36%      1.93%      1.94%          --            0.04%       1.31%       1.32%
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------


                                  30-DAY YIELD
                     (30-day period ended January 31, 2002)
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
                                          Tax Equivalent           Waived            Absorbed         Yield Without
                                          Yield (30% Tax                                               Waivers and
           Fund               Yield          Bracket)         Management Fees        Expenses          Absorptions
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Corporate Bond - Investor     6.71%             --                   --                   --                 6.71%
Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Corporate Bond - Advisor      6.51%             --                   --                0.05%              6.46%
Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Corporate Bond -              7.23%             --                   --                 --                7.23%
Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Government Securities-        4.71%             --                   --                 --                4.71%
Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Government Securities-        4.52%             --                   --                0.03%              4.49%
Advisor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Government Securities-        5.22%             --                   --                 --                5.22%
Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
High-Yield Bond -            11.39%             --                   --                 --               11.39%
Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
High-Yield Bond - Advisor    11.17%             --                   --                0.21%             10.96%
Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
High-Yield Bond -            11.77%             --                   --                 --               11.77%
Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
High-Yield Municipal Bond     5.34%           7.63%                  --                 --                5.34%
 - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Intermediate Municipal        4.49%           6.41%                  --                1.26%              3.23%
Bond - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Municipal Bond                4.36%           6.23%                  --                 --                4.36%
 - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Municipal Ultra Short -       3.36%           4.80%                  --                 --                3.36%
Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Municipal Ultra Short -       2.92%           4.17%                  --                 --                2.92%
Advisor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Municipal Ultra Short -       3.68%           5.26%                  --                 --                3.68%
Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Short-Term Bond -             5.35%             --                   --                 --                5.35%
Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Short-Term Bond - Advisor     5.05%             --                   --                0.03%              5.02%
Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Short-Term Bond -             5.78%             --                   --                 --                5.78%
Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Short-Term High Yield         8.18%             --                   --                 --                8.18%
Bond - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Short-Term High Yield         7.91%             --                   --                0.05%              7.86%
Bond - Advisor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Short-Term High Yield         4.39%           6.27%                  --                 --                4.39%
Municipal - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Short-Term Municipal Bond     3.81%           5.44%                  --                 --                3.81%
- Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Ultra Short -Investor         4.62%             --                   --                 --                4.62%
Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Ultra Short - Advisor         4.29%             --                   --                 --                4.29%
Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Ultra Short -                 5.06%             --                   --                 --                5.06%
Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
Wisconsin Tax-Free            4.25%          6.51%(1)              0.37%               0.89%              2.99%
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

(1)  Accounts for maximum Wisconsin income tax rate, currently 6.75%.

                                  TOTAL RETURN


CORPORATE BOND FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $11,110          11.10%         11.10%           8.08%              6.69%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $14,299          42.99%         7.41%            4.55%              4.50%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $24,214         142.14%         9.25%            6.26%              6.03%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $39,833         298.33%         9.09%            5.93%              5.87%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) Commenced operations on December 12, 1985.

ADVISOR CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $11,099          10.98%         10.98%           8.05%              6.62%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $14,148          41.48%         7.19%            4.29%              4.26%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $23,710         137.10%         9.02%            5.95%              5.74%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $38,528         285.28%         8.86%            5.59%              5.56%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) First offered on August 31, 1999.
(2) Commenced operations on December 12, 1985.


INSTITUTIONAL CLASS(1)
----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $11,162          11.62%         11.62%           8.39%              7.00%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $14,431          44.31%         7.61%            4.66%              4.61%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $24,439         144.39%         9.35%            6.32%              6.08%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $40,202         302.02%         9.15%            5.97%              5.91%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) First offered on August 31, 1999.
(2) Commenced operations on December 12, 1985.





GOVERNMENT SECURITIES FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $11,488          14.88%         14.88%          12.54%              8.96%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $14,610          46.10%         7.88%            5.34%              5.03%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $22,211         122.11%         8.31%            5.38%              5.24%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $34,396         243.96%         8.58%            5.77%              5.63%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) Commenced operations on October 29, 1986.


ADVISOR CLASS(1)
----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $11,450          14.50%         14.50%          12.28%              8.74%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $14,387          43.87%         7.55%            4.96%              4.69%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $21,555         115.55%         7.98%            4.94%              4.84%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $32,894         228.94%         8.26%            5.30%              5.20%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  First offered on August 31, 1999.
(2)  Commenced operations on October 29, 1986.

INSTITUTIONAL CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $11,528          15.28%         15.28%          12.74%              9.19%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $14,753          47.53%         8.09%            5.46%              5.16%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $22,429         124.29%         8.41%            5.44%              5.30%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $34,734         247.34%         8.65%            5.81%              5.68%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  First offered on August 31, 1999.
(2)  Commenced operations on October 29, 1986.




HERITAGE MONEY FUND

INVESTOR CLASS

----------------------- --------------------- ------------------------ -------------------- -------------------------
     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment          October 31, 2001         Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
One Year                      $10,000                 $10,473                 4.73%                  4.73%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Five Years                    $10,000                 $12,988                29.88%                  5.37%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Life of Fund(1)               $10,000                 $14,026                40.26%                  5.48%
----------------------- --------------------- ------------------------ -------------------- -------------------------

(1)  Commenced operations June 29, 1995.


ADVISOR CLASS(1)

----------------------- --------------------- ------------------------ -------------------- -------------------------
     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment          October 31, 2001         Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
One Year                      $10,000                 $10,469                 4.69%                  4.69%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Five Years                    $10,000                 $12,968                29.68%                  5.34%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Life of Fund(2)               $10,000                 $13,999                39.99%                  5.45%
----------------------- --------------------- ------------------------ -------------------- -------------------------

(1)  First offered on March 31, 2000.
(2)  Commenced operations June 29, 1995.


INSTITUTIONAL CLASS(1)

----------------------- --------------------- ------------------------ -------------------- -------------------------
     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment          October 31, 2001         Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
One Year                      $10,000                 $10,496                 4.96%                  4.96%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Five Years                    $10,000                 $13,033                30.33%                  5.44%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Life of Fund(2)               $10,000                 $14,074                40.74%                  5.54%
----------------------- --------------------- ------------------------ -------------------- -------------------------

(1)  First offered on March 31, 2000.
(2)  Commenced operations June 29, 1995.


HIGH-YIELD BOND FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $8,995          -10.05%        -10.05%          -14.05%            -5.95%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $11,915          19.15%         3.57%           -0.79%              0.89%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $14,496          44.96%         6.56%            2.18%              3.29%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  Commenced operations on December 28, 1995.




ADVISOR CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $8,972          -10.28%        -10.28%          -14.19%            -6.09%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $11,751          17.51%         3.28%           -1.14%              0.58%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $14,265          42.65%         6.27%            1.81%              2.96%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  First offered on February 29, 2000.
(2)  Commenced operations on December 28, 1995.


INSTITUTIONAL CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $9,006           -9.94%         -9.94%          -13.99%            -5.88%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $11,930          19.30%         3.59%           -0.77%              0.91%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $14,514          45.14%         6.58%            2.19%              3.30%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  First offered on July 31, 2001.
(2)  Commenced operations on December 28, 1995.


HIGH-YIELD MUNICIPAL BOND FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $9,910           -0.90%         -0.90%          -0.90%              1.78%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $11,457          14.57%         2.76%            2.72%              3.45%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $13,800          38.00%         4.07%            4.04%              4.55%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  Commenced operations on October 1, 1993.


INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000        $10,359.52         3.60%           N/A              N/A                N/A
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  Commenced operations on July 31, 2001.




INVESTORS MONEY FUND

INVESTOR CLASS

----------------------- --------------------- ------------------------ -------------------- -------------------------
                          Initial $10,000         Ending $ value           Cumulative            Average Annual
     Time Period             Investment          October 31, 2001         Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
One Year                      $10,000                 $10,486                 4.86%                  4.86%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Life of Fund(1)               $10,000                 $12,251                22.51%                  5.56%
----------------------- --------------------- ------------------------ -------------------- -------------------------

(1)    Commenced operations on January 31, 1998.


MONEY MARKET FUND

INVESTOR CLASS

----------------------- --------------------- ------------------------ -------------------- -------------------------
                          Initial $10,000         Ending $ value           Cumulative            Average Annual
     Time Period             Investment          October 31, 2001         Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
One Year                      $10,000                 $10.448                 4.48%                  4.48%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Five Year                     $10,000                 $12,825                28.25%                  5.10%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Ten Year                      $10,000                 $15,926                59.26%                  4.76%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Life of Fund(1)               $10,000                 $24,455                144.55%                 5.74%
----------------------- --------------------- ------------------------ -------------------- -------------------------

(1)    Commenced operations on October 22, 1985.


MUNICIPAL BOND FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,862          8.62%          8.62%            8.62%              7.17%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $12,594          25.94%         4.72%            4.72%              4.86%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $17,433          74.33%         5.72%            5.51%              5.66%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $22,967         129.67%         5.69%            5.55%              5.68%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  Commenced operations on October 23, 1986.


MUNICIPAL MONEY MARKET FUND

----------------------- --------------------- ------------------------ -------------------- -------------------------
                          Initial $10,000         Ending $ value           Cumulative            Average Annual
     Time Period             Investment          October 31, 2001         Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
One Year                      $10,000                 $10,335                 3.35%                  3.35%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Five Year                     $10,000                 $11,918                19.18%                  3.57%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Ten Year                      $10,000                 $14,047                40.47%                  3.46%
----------------------- --------------------- ------------------------ -------------------- -------------------------
----------------------- --------------------- ------------------------ -------------------- -------------------------
Life of Fund(1)               $10,000                 $18,302                83.02%                  4.11%
----------------------- --------------------- ------------------------ -------------------- -------------------------

(1)   Commenced operations on October 23, 1986.



MUNICIPAL ULTRA SHORT FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,403          4.03%          4.03%            4.03%              4.11%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $12,267          22.67%         4.17%            4.17%              4.23%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $12,866          28.66%         4.35%            4.35%              4.39%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)    Commenced operations on November 30, 1995.


ADVISOR CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,374          3.74%          3.74%            3.74%              3.74%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $11,968          19.68%         3.66%            2.45%              2.51%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $12,495          24.95%         3.84%            2.57%              2.62%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)   First offered on October 2, 2000.
(2)   Commenced operations on November 30, 1995.


INSTITUTIONAL CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,436          4.36%          4.36%            4.36%              4.44%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $12,316          23.16%         4.25%            4.25%              4.31%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $12,917          29.17%         4.42%            4.42%              4.46%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)   First offered on July 31, 2000.
(2)   Commenced operations on November 30, 1995.



SHORT-TERM BOND FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,711          7.11%          7.11%            4.49%              4.30%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $13,425          34.25%         6.07%            3.32%              3.47%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $18,751          87.51%         6.49%            3.73%              3.84%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $26,895         168.95%         7.23%            4.47%              4.55%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) Commenced operations on August 31, 1987.

ADVISOR CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,693          6.93%          6.93%            4.42%              4.19%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $13,246          32.46%         5.78%            3.00%              3.17%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $18,247          82.47%         6.20%            3.34%              3.48%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $25,873         158.73%         6.94%            4.04%              4.16%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  First offered on August 31, 1999.
(2)  Commenced operations on August 31, 1987.

INSTITUTIONAL CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,757          7.57%          7.57%            4.76%              4.57%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $13,563          35.63%         6.28%            3.46%              3.60%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $18,945          89.45%         6.60%            3.80%              3.90%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $27,173         171.73%         7.31%            4.52%              4.59%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  First offered on August 31, 1999.
(2)   Commenced operations on August 31, 1987.



SHORT-TERM HIGH YIELD BOND FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $9,836           -1.64%         -1.64%          -4.84%             -0.93%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $12,646          26.46%         5.57%            2.28%              2.87%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  Commenced operations on June 30, 1997.

ADVISOR CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $9,808           -1.92%         -1.92%          -5.01%             -1.10%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $12,479          24.79%         5.24%            1.90%              2.52%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)   First offered on February 29, 2000.
(2)  Commenced operations on June 30, 1997.

SHORT-TERM HIGH YIELD MUNICIPAL FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,505          5.05%          5.05%            5.05%              5.14%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $11,651          16.51%         3.98%            3.98%              4.21%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  Commenced operations on November 30, 1997.

SHORT-TERM MUNICIPAL BOND FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,638          6.38%          6.38%            6.38%              5.72%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $12,765          27.65%         5.00%            5.00%              4.98%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $15,711          57.11%         4.70%            4.66%              4.70%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  Commenced operations on December 31, 1991.

TAX-FREE MONEY FUND

INVESTOR CLASS

----------------------- --------------------- -------------------- ----------------------- --------------------------
                          Initial $10,000        Ending value            Cumulative          Average Annual Total
     Time Period             Investment        October 31, 2001         Total Return                Return
----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------
Life of Fund(1)                $10,000              $10,274                2.74%                      N/A
----------------------- --------------------- -------------------- ----------------------- --------------------------

(1)  Commenced operations on December 15, 2000.

ULTRA SHORT FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,547          5.47%          5.47%            3.05%              3.30%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $13,234          32.34%         5.76%            3.27%              3.36%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $18,536          85.36%         6.37%            3.88%              3.89%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $23,658         136.58%         6.89%            4.34%              4.37%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)   Commenced operations on November 25, 1988.

ADVISOR CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,512          5.12%          5.12%            2.84%              3.09%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $12,993          29.93%         5.38%            2.84%              2.96%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $17,888          78.88%         5.99%            3.37%              3.43%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $22,602         126.02%         6.51%            3.81%              3.88%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)   First offered on August 31, 1999.
(2)   Commenced operations on November 25, 1988.

INSTITUTIONAL CLASS(1)

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $10,603          6.03%          6.03%            3.42%              3.63%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Five Years          $10,000          $13,351          33.51%         5.95%            3.38%              3.47%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Ten Years           $10,000          $18,700          86.99%         6.46%            3.93%              3.95%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $23,866         138.66%         6.96%            4.38%              4.41%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)   First offered on August 31, 1999.
(2)  Commenced operations on November 25, 1988.

WISCONSIN TAX-FREE FUND

INVESTOR CLASS

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000                                                                        Distributions and
Time Period        Investment   October 31, 2001   Total Return                   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(1)     $10,000          $10,636          6.36%           N/A              N/A                N/A
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1)  Commenced operations on April 6, 2001.


COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Advisor, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Advisor, or the Distributor.

IBC/DONOGHUE, INC. IBC/Donoghue, Inc. is an independently operated financial newsletter publishing firm specializing in the statistical analysis of the trends in the money market mutual fund industry. From time to time, in marketing and other fund literature, IBC/Donoghue data may be quoted or compared to the Fund's performance. IBC/Donoghue, Inc. provides current (7 and 30 day yields) and historical performance (1, 3, and 5 year returns), rankings and category averages for over 1,100 money market mutual funds.

INDIVIDUAL MUNICIPAL BONDS. The Fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they may not offer the reduced risk of a mutual fund which invests in many different securities. The initial investment requirements and sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.

VARIOUS BANK PRODUCTS. The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (E.G., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.



FUND NAME                                   INVESTMENT OBJECTIVES
---------                                   ---------------------

----------------------------------------- --------------------------------------------------------------------------
CASH MANAGEMENT
----------------------------------------- --------------------------------------------------------------------------
Strong  Heritage  Money Fund              Current  income,  a stable  share price,  and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong  Investors Money Fund(1)           Current income,  a stable share price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong  Money  Market Fund                Current  income,  a stable  share  price,  and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal Money Market Fund        Federally tax-exempt  current  income,  a stable
                                          share-price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal Ultra Short Fund         Federally tax-exempt  current income with a very
                                          low degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Tax-Free Money Fund                Federally tax-exempt  current  income,  a stable
                                          share-price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Ultra Short Fund                   Current  income with a very low degree of  share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
GROWTH AND INCOME
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Balanced Fund                      High total return  consistent with reasonable risk over the long term.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Balanced Stock Fund                Total return by investing for both income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong  Blue Chip Fund                    Total  return by  investing  for both  income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong  Dividend  Income  Fund            Total  return by  investing  for both  income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Energy Fund                        Total return by investing for both capital growth and income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Growth and Income Fund             High total return by investing for capital growth and income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Multi Cap Value Fund               Long-term capital growth.  Current income is a secondary objective.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
EQUITY
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Discovery Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Dow 30 Value Fund                  Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Endeavor Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Enterprise Fund                    Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Growth Fund                        Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Growth 20 Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Index 500 Fund                     To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S.
                                          market for publicly traded common stocks composed of the larger capitalized companies.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Large Cap Core Fund                Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Large Cap Growth Fund              Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund           Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Opportunity Fund                   Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Technology 100 Fund                Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong U.S. Emerging Growth Fund          Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Value Fund                         Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
INCOME
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Corporate Bond Fund                Total  return by investing  for a high level of current
                                          income  with  a  moderate   degree  of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Government Securities Fund         Total return by  investing  for a high level of  current  income with  a  moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Bond Fund               Total return by investing for a high level of current income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term  Bond Fund              Total  return by investing  for a high level of current income with a low degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term High Yield Bond Fund    Total return by  investing  for a high level of  current  income with  a  moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
INTERNATIONAL EQUITY
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Asia Pacific Fund                  Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Foreign MajorMarketsSM Fund        Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong International Stock Fund(1)        Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Overseas Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
LIFE STAGE SERIES
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Aggressive Portfolio               Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Conservative Portfolio             Total return by investing  primarily  for  income  and
                                          secondarily for capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Moderate  Portfolio                Total  return  by investing primarily for capital growth
                                          and secondarily for income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
MUNICIPAL INCOME
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Municipal Bond Fund     Total return by  investing  for a high level of
                                          federally  tax-exempt  current income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund   Total return by  investing  for a high level of
                                          federally tax-exempt current income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal Bond Fund                Total return by investing for a high level of federally
                                          tax-exempt  current  income with a moderate  degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term High Yield Municipal    Total return by investing  for a high level of  federally
Fund                                      tax-exempt current  income with a moderate  degree of
                                          share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund     Total return by  investing  for a high level of federally
                                          tax-exempt current income with  a  low  degree  of   share-price
                                          fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong  Wisconsin Tax-Free Fund           Total return by  investing  for  a  high  level  of current  income that is  exempt  from federal and Wisconsin  personal income taxes.
----------------------------------------- --------------------------------------------------------------------------

(1) The Investors Money Fund and International Stock Fund are currently closed to new accounts.


The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.



                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS

       UNDER 1 YEAR                1 OR MORE YEARS              4 OR MORE YEARS               5 OR MORE YEARS
       ------------                ---------------              ---------------               ---------------
Heritage Money Fund          Municipal Ultra Short Fund   Conservative Portfolio       Aggressive Portfolio
Investors Money Fund         Ultra Short Fund             Corporate Bond Fund          Asia Pacific Fund
Money Market Fund                                         Government Securities Fund   Balanced Fund
Municipal Money                    2 OR MORE YEARS        High-Yield Bond Fund         Balanced Stock Fund
Market Fund                        ---------------
                            Short-Term Bond Fund         High-Yield Municipal         Blue Chip Fund
Tax-Free Money Fund          Short-Term High Yield        Bond Fund                    Discovery Fund
                             Bond Fund                    Intermediate Municipal       Dividend Income Fund
                             Short-Term High Yield        Bond Fund                    Dow 30 Value Fund
                             Municipal Fund               Municipal Bond Fund          Endeavor Fund
                             Short-Term Municipal         Wisconsin Tax-Free Fund      Energy Fund
                             Bond Fund                                                 Enterprise Fund
                                                                                       Foreign MajorMarketsSM Fund
                                                                                       Growth Fund
                                                                                       Growth 20 Fund
                                                                                       Growth and Income Fund
                                                                                       Index 500 Fund
                                                                                       International Stock Fund
                                                                                       Large Cap Core Fund
                                                                                       Large Cap Growth Fund
                                                                                       Mid Cap Disciplined Fund
                                                                                       Moderate Portfolio
                                                                                       Multi Cap Value Fund
                                                                                       Opportunity Fund
                                                                                       Overseas Fund
                                                                                       Technology 100 Fund
                                                                                       U.S. Emerging Growth Fund
                                                                                       Value Fund


PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  (SIGMA)(xi - xm)2

                                                         n-1

Where:   (SIGMA) = "the sum of",
         xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the Fund manager has added, and a negative alpha quantifies the value that the Fund manager has lost.

Other  measures  of  volatility  and  relative   performance   may  be  used  as
appropriate. However, all such measures will fluctuate and do not represent future results.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Fund, you can estimate the effect of interest rates on the Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of the Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.


1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication are key to the success of any retirement program, and therefore are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.       Schedules of Investments in Securities.
2.       Statements of Assets and Liabilities.
3.       Statements of Operations.
4.       Statements of Changes in Net Assets.
5.       Notes to Financial Statements.
6.       Financial Highlights.
7.       Report of Independent Accountants.

                    APPENDIX A- DEFINITION OF CREDIT RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R
This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            MOODY'S LONG-TERM RATINGS

AAA
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.






AA
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-term national rating category or to categories below 'CCC (xxx)'.

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o    Leading market positions in well-established industries.
o    High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME
Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

           FITCH RATINGS ("FITCH") SHORT-TERM NATIONAL CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1
(xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, E.G. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS


For the fiscal year ended October 31, 2001, the Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations for each Fund, except the Intermediate Municipal Bond Fund and the Wisconsin Tax-Free Fund, which are an average of three and seven monthly calculations, respectively.

STRONG CORPORATE BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     4.4%                                                    0.0%
AA                      1.2                                                     0.0
A                      14.7                                                     0.7
BBB                    63.7                                                     0.5
BB                     12.2                                                     1.1
B                       1.3                                                     0.0
CCC                     0.1                                                     0.1
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  97.6%                                              +     2.4%     =100%


STRONG GOVERNMENT SECURITIES FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    93.1%                                                    0.1%
AA                      0.7                                                     0.0
A                       2.3                                                     0.0
BBB                     3.8                                                     0.0
BB                      0.0                                                     0.0
B                       0.0                                                     0.0
CCC                     0.0                                                     0.0
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  99.9%                                             +      0.1%     =100%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

STRONG HIGH-YIELD BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     7.3%                                                    0.0%
AA                      0.0                                                     0.0
A                       0.6                                                     0.0
BBB                     3.7                                                     0.0
BB                     16.6                                                     0.0
B                      57.9                                                     0.6
CCC                    12.1                                                     0.7
CC                      0.1                                                     0.3
C                       0.0                                                     0.0
D                       0.0                                                     0.1
Total                  98.3%                                                   +1.7%=100%

STRONG HIGH-YIELD MUNICIPAL BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     0.2%                                                   0.4%
AA                      0.0                                                    2.7
A                       2.3                                                    0.0
BBB                     3.8                                                    5.8
BB                      5.1                                                   45.9
B                       1.9                                                   20.9
CCC                     0.0                                                    1.6
CC                      0.0                                                    0.0
C                       0.0                                                    0.6
D                       5.3                                                    3.5
Total                  18.6%                                               +  81.4%     =100%

STRONG INTERMEDIATE MUNICIPAL BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    25.4%                                                    3.5%
AA                     11.4                                                     3.0
A                      18.3                                                     4.6
BBB                    31.8                                                     1.5
BB                      0.5                                                     0.0
B                       0.0                                                     0.0
CCC                     0.0                                                     0.0
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  87.4%                                               +  12.6%     =100%


(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

STRONG MUNICIPAL BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    24.6%                                                   1.6%
AA                      9.5                                                    4.0
A                      13.3                                                    4.4
BBB                    20.0                                                    8.2
BB                      2.1                                                    8.6
B                       0.0                                                    0.2
CCC                     0.0                                                    0.8
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.8                                                    1.9
Total                  70.3%                                               +  29.7%     =100%

STRONG MUNICIPAL ULTRA SHORT FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                 SECURITIES*                                  OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    11.2%                                                   4.3%
AA                      8.4                                                    6.6
A                      15.0                                                    4.2
BBB                    20.8                                                   16.0
BB                      1.6                                                    5.9
B                       0.0                                                    3.7
CCC                     0.0                                                    1.2
CC                      0.0                                                    0.8
C                       0.0                                                    0.0
D                       0.2                                                    0.1
Total                  57.2%                                                + 81.4%      =100%

STRONG SHORT-TERM BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    30.7%                                                   0.1%
AA                      3.6                                                    0.0
A                      17.9                                                    2.1
BBB                    31.3                                                    0.5
BB                     10.6                                                    3.2
B                       0.0                                                    0.0
CCC                     0.0                                                    0.0
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.0                                                    0.0
Total                  94.1%                                               +  5.9%      =100%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

STRONG SHORT-TERM HIGH YIELD BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     6.0%                                                   0.0%
AA                      0.4                                                    0.0
A                       6.5                                                    0.0
BBB                    19.9                                                    0.0
BB                     21.7                                                    2.4
B                      40.5                                                    0.6
CCC                     2.0                                                    0.0
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.0                                                    0.0
Total                  97.0%                                              +   3.0%      =100%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     2.2%                                                   0.0%
AA                      0.5                                                    2.0
A                       3.3                                                    1.6
BBB                    14.7                                                    8.3
BB                     15.0                                                   35.7
B                       5.0                                                    7.7
CCC                     0.4                                                    2.5
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.5                                                    0.6
Total                  41.6%                                              +   58.4%     =100%
-------------- ---------------------------- -----------------------------------------------------------------------

STRONG SHORT-TERM MUNICIPAL BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    10.6%                                                   0.2%
AA                     10.6                                                    4.8
A                      16.2                                                    5.9
BBB                    23.4                                                    13.3
BB                      0.5                                                    12.0
B                       0.0                                                    1.0
CCC                     0.0                                                    1.2
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.2                                                    0.1
Total                  61.5%                                              +   38.5%     =100%
-------------- ---------------------------- -----------------------------------------------------------------------

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

STRONG ULTRA SHORT FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                 SECURITIES*                                  OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    36.3%                                                    0.0%
AA                      7.8                                                     0.2
A                      21.9                                                     2.5
BBB                    22.1                                                     0.2
BB                      8.2                                                     0.4
B                       0.4                                                     0.0
CCC                     0.0                                                     0.0
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  96.7%                                                +   3.3%    =100%

STRONG WISCONSIN TAX-FREE FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    23.2%                                                    1.6%
AA                      3.6                                                     3.5
A                      14.7                                                    11.7
BBB                     8.1                                                    24.8
BB                      0.4                                                     8.4
B                       0.0                                                     0.0
CCC                     0.0                                                     0.0
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  50.0%                                               +  50.0%     =100%




(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).



                           STRONG ADVANTAGE FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

         (a)      Articles of Incorporation dated July 31, 1996(2)
         (a.1)    Amendment to Articles of Incorporation dated August 23, 1999(4)
         (a.2)    Amendment to Articles of Incorporation effective April 9, 2001(7)
         (a.3)    Amendment to Articles of Incorporation effective February 25, 2002
         (b)      Bylaws dated October 20, 1995(1)
         (b.1)    Amendment to Bylaws dated May 1, 1998(3)
         (b.2)    Amendment to Bylaws dated April 5, 2001(7)
         (c)      Specimen Stock Certificate(4)
         (d)      Amended and Restated Investment Advisory Agreement(9)
         (e)      Distribution Agreement(7)
         (f)      Inapplicable
         (g)      Custodian and Remote Access Agreement(8)
         (h)      Transfer and Dividend Disbursing Agent Agreement(10)
         (h.1)    Investor Class Shares Administration Agreement(10)
         (h.2)    Advisor Class Shares Administration Agreement(10)
         (h.3)    Institutional Class Shares Administration Agreement(10)
         (h.4)    Dealer Agreement(4)
         (h.5)    Mutual Fund Distribution and Shareholder Services Agreement(5)
         (h.6)    Services Agreement(6)
         (i)      Inapplicable
         (j)      Consent of Independent Accountants
         (k)      Inapplicable
         (l)      Inapplicable
         (m)      Amended and Restated Rule 12b-1 Distribution Plan(9)
         (n)      Amended and Restated Rule 18f-3 Multiple Class Plan(10)
         (p)      Code of Ethics for Access Persons dated April 5, 2001(7)
         (p.1)    Code of Ethics for Non-Access Persons dated November 9, 2000(5)
         (q)      Power of Attorney dated December 27, 2001(10)
         (r)      Letter of Representation


(1) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Registrant filed on or about April 24, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Registrant filed on or about June 27, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Registrant filed on or about June 26, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Registrant filed on or about August 27, 1999.

(5) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Registrant filed on or about December 14, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Registrant filed on or about January 16, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Registrant filed on or about April 12, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Registrant filed on or about June 29, 2001.

(9) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 2001.

(10) Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

         Registrant neither controls any person nor is under common control with any other person.

Item 25.  INDEMNIFICATION
          ----------------

         Officers and directors of the Fund and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

                  SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
         180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                  SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

               SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

               SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The information contained under "Who are the funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

     (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Balanced Stock Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Equity Funds II, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong International Equity Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

         (b)

Name and Principal                          Positions and Offices               Positions and Offices
BUSINESS ADDRESS                            WITH UNDERWRITER                    WITH FUND
----------------------------------------------------------------------------------------------------------

Dennis A. Wallestad                         President and Director              Vice President
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                            Vice President, Chief               Vice President and Secretary
100 Heritage Reserve                        Compliance Officer, Secretary,
Menomonee Falls, WI  53051                  and General Counsel

Anthony J. D'Amato                          Executive Vice President            none
100 Heritage Reserve
Menomonee Falls, WI  53051

Jahn Hanshaft                               Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Randy Henze                                 Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Dana J. Russart                             Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Lawrence B. Zuntz                           Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Constance R. Wick                           Assistant Secretary                 none
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller                           Treasurer and Chief                 Vice President
100 Heritage Reserve                        Financial Officer
Menomonee Falls, WI  53051

Kevin J. Scott                              Assistant Treasurer                 none
100 Heritage Reserve
Menomonee Falls, WI  53051

         (c) None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts,  books, or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President and Secretary, Richard W. Smirl, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 22nd day of February, 2002.

                                  STRONG ADVANTAGE FUND, INC.
                                  (Registrant)

                                  By: /S/ RICHARD W. SMIRL
                                  --------------------------------------------
                                  Richard W. Smirl, Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

                     NAME                                          TITLE                           DATED AS OF

                                                Chairman of the Board (Principal Executive
/S/ RICHARD S. STRONG                           Officer) and a Director                         February 22, 2002
-----------------------------------------------
Richard S. Strong

                                                Treasurer (Principal Financial and
/S/ JOHN W. WIDMER                              Accounting Officer)                             February 22, 2002
-----------------------------------------------
John W. Widmer


                                                Director                                        February 22, 2002
-----------------------------------------------
Willie D. Davis*


                                                Director                                        February 22, 2002
-----------------------------------------------
William F. Vogt*


                                                Director                                        February 22, 2002
-----------------------------------------------
Stanley Kritzik*


                                                Director                                        February 22, 2002
-----------------------------------------------
Neal Malicky*

* Gilbert L. Southwell III signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A.



                                             By:   /S/ GILBERT L. SOUTHWELL III
                                             -----------------------------------
                                             Gilbert L. Southwell III

                                  EXHIBIT INDEX

                                                                                                   EDGAR
  EXHIBIT NO.                                         EXHIBIT                                      EXHIBIT NO.
  -----------                                         -------                                      -----------
(a.3)             Amendment to Articles of Incorporation effective February 25, 2002               EX-99.a3

(j)               Consent of Independent Accountants                                               EX-99.j

(r)               Letter of Representation                                                         EX-99.r